EXHIBIT 99.6
                                                                    ------------

                                  $426,877,000
                                  (APPROXIMATE)
                                 GSAMP 2003-HE1
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES


OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------

---------------- -------------------- -------------- ----------- ------------------- ----------- -------------- -------------------

                      APPROXIMATE       PRIMARY                       INITIAL        AVERAGE      PRINCIPAL
                       PRINCIPAL       COLLATERAL      CREDIT      PASS-THROUGH       LIFE         PAYMENT       MOODY'S/S&P/FITCH
  CERTIFICATES          BALANCE          GROUP        SUPPORT         RATE (2)       (YRS)(3)    WINDOW (3)(4)       RATINGS
---------------- -------------------- -------------- ----------- ------------------- ----------- -------------- -------------------
A-1                  $184,375,000     Group I (1)        19.00%      LIBOR +[%]         2.29     06/03 - 09/10      Aaa/AAA/AAA
A-2A                 $125,976,000     Group II (1)       19.00%      LIBOR +[%]         1.50     06/03 - 05/07      Aaa/AAA/AAA
A-2B                  $42,476,000     Group II (1)       19.00%      LIBOR +[%]         6.09     05/07 - 09/10      Aaa/AAA/AAA
M-1                   $25,482,000     Group I & II       13.15%      LIBOR +[%]         4.97     09/06 - 09/10       Aa2/AA+/AA
M-2                   $23,957,000     Group I & II        7.65%      LIBOR +[%]         4.92     07/06 - 09/10        A2/A/A+
M-3                    $7,623,000     Group I & II        5.90%      LIBOR +[%]         4.89     07/06 - 09/10       A3/BBB+/A-
B-1                   $10,454,000     Group I & II        3.50%      LIBOR +[%]         4.88     06/06 - 09/10      Baa2/BBB/BBB
B-2                    $6,534,000     Group I & II        2.00%      LIBOR +[%]         4.85     06/06 - 09/10     Baa3/BBB-/BBB-
   TOTAL             $426,877,000(5)
---------------- -------------------- -------------- ----------- ------------------- ----------- -------------- -------------------

(1) Under certain circumstances, the Class A-1 Certificates may receive principal payments from the Group II Mortgage Loans and the Class A-2A and Class A-2B Certificates may receive principal payments from the Group I Mortgage Loans.

(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in June 2033.

(5) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

SELECTED MORTGAGE POOL DATA (6)
-------------------------------

-------------------------------------------------- ------------------------------- -------------------------------- ---------------
                                                              GROUP I                         GROUP II
                                                   ------------------------------- --------------------------------    AGGREGATE
                                                     ADJUSTABLE                       ADJUSTABLE
                                                        RATE         FIXED RATE          RATE         FIXED RATE
-------------------------------------------------- --------------- --------------- ---------------- --------------- ---------------
SCHEDULED PRINCIPAL BALANCE:                         $192,893,803     $34,730,472      $69,029,653    $138,935,507    $435,589,435
NUMBER OF MORTGAGE LOANS:                                   1,345             197              162             920           2,624
AVERAGE SCHEDULED PRINCIPAL BALANCE:                     $143,415        $176,297         $426,109        $151,017        $166,002
WEIGHTED AVERAGE GROSS COUPON:                             8.210%          6.902%           7.518%          7.897%          7.896%
WEIGHTED AVERAGE NET COUPON (7):                           7.706%          6.398%           7.014%          7.393%          7.392%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                         592             632              613             615             606
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                       81.24%          69.52%           81.26%          77.28%          79.05%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):              355             341              355             342             350
WEIGHTED AVERAGE SEASONING (MONTHS):                            5               3                5               4               5
WEIGHTED AVERAGE MONTHS TO ROLL (8):                           19             N/A               21             N/A              20
WEIGHTED AVERAGE GROSS MARGIN (8):                          6.40%             N/A            6.18%             N/A           6.34%
WEIGHTED AVERAGE INITIAL RATE CAP (8):                      2.27%             N/A            2.51%             N/A           2.33%
WEIGHTED AVERAGE PERIODIC RATE CAP (8):                     1.24%             N/A            1.16%             N/A           1.22%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE (8):          14.70%             N/A           13.84%             N/A          14.47%
-------------------------------------------------- --------------- --------------- ---------------- --------------- ---------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.

(8) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FEATURES OF THE TRANSACTION
---------------------------

o The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated by New Century Mortgage Corporation ("New Century") and Finance America, LLC ("Finance America").

o Credit support for the Certificates will be provided through a senior/subordinate structure and initial overcollateralization of 2.00%

o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") with an initial notional amount of $173,665,980 (the initial fixed rate collateral notional balance). The Interest Rate Cap (corridor) will have a term of 96 months and a strike rate of 1-month LIBOR equal to 5.00% effective up to 1-month LIBOR equal to 10.00%. Interest Rate Cap payments will be available only to pay Basis Risk Carry Forward Amounts on the Class A-2A, A-2B, M-1, M-2, M-3, B-1, and B-2 Certificates in the manner described herein (see Appendix A for Interest Rate Cap details).

o    The Mortgage Loans will be serviced by Ocwen Federal Bank FSB ("Ocwen").

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994 or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated on or after October 1, 2002.

o The transaction will be modeled on INTEX as "[GSA03HE1]" and on Bloomberg as "[GSAMP 03-HE1]".

o The Offered Certificates in the table will be registered under a registration statement filed with the Securities and Exchange Commission.


SELECTED MORTGAGE POOL DATA BY ORIGINATOR
-----------------------------------------

-------------------------------------------------------------- ------------------ -------------------
                                                                  NEW CENTURY      FINANCE AMERICA
-------------------------------------------------------------- ------------------ -------------------
SCHEDULED PRINCIPAL BALANCE:                                        $257,737,187        $177,852,248
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                    $153,142            $189,003
% OF TOTAL POOL SCHEDULED PRINCIPAL BALANCE:                              59.17%              40.83%
NUMBER OF MORTGAGE LOANS:                                                  1,683                 941
WEIGHTED AVERAGE GROSS COUPON:                                            7.875%              7.927%
WEIGHTED AVERAGE FICO SCORE:                                                 606                 606
% FIRST LIEN LOANS:                                                         100%                100%
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      78.17%              80.33%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             346                 355
WEIGHTED AVERAGE SEASONING (MONTHS):                                           6                   3
% FULL DOC LOANS:                                                         51.40%              54.77%
% PURCHASE LOANS:                                                         14.32%              29.07%
% PRIMARY OCCUPANCY LOANS:                                                93.40%              86.63%
% SINGLE FAMILY LOANS:                                                    76.84%              71.20%
STATE WITH HIGHEST REPRESENTATION:                                    CA: 34.31%          CA: 41.33%
% ADJUSTABLE RATE LOANS:                                                  45.41%              81.46%
% FIXED RATE LOANS:                                                       54.59%              18.54%
-------------------------------------------------------------- ------------------ -------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

TIME TABLE
----------

EXPECTED CLOSING DATE:              On or before May 28, 2003

CUT-OFF DATE:                       May 1, 2003

EXPECTED PRICING DATE:              On or before May 22, 2003

FIRST DISTRIBUTION DATE:            June 20, 2003

KEY TERMS
---------

OFFERED CERTIFICATES:               Class A-1, A-2A, A-2B, M-1, M-2, M-3, B-1
                                    and B-2 Certificates

CLASS A CERTIFICATES:               Class A-1, A-2A, and A-2B Certificates

CLASS A-2 CERTIFICATES:             Class A-2A and A-2B Certificates

DEPOSITOR:                          GS Mortgage Securities Corp.

MANAGER:                            Goldman Sachs & Co.

SERVICER:                           Ocwen Federal Bank FSB

TRUSTEE:                            Deutsche Bank National Trust Company

SERVICING FEE:                      50 bps

TRUSTEE FEE:                        0.40 bps

INTEREST RATE CAP PROVIDER:         Goldman Sachs Capital Markets LP. The
                                    short-term unsecured debt obligations of the guarantor of the cap provider, The Goldman
                                    Sachs Group, Inc., are rated P-1 by Moody's
                                    Investors Service Inc., A-1 by Standard &
                                    Poor's Ratings Group and F1+ by Fitch
                                    Ratings. The long-term unsecured debt
                                    obligations of the guarantor are rated Aa3 by Moody's, A+ by S&P and AA- by Fitch.

DISTRIBUTION DATE:                  20th day of the month or the following
                                    Business Day

RECORD DATE:                        For any Distribution Date, the last Business
                                    Day of the accrual period

DELAY DAYS:                         0 day delay on all Certificates

DAY COUNT:                          Actual/360 basis

INTEREST ACCRUAL:                   The prior Distribution Date to the day prior
                                    to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

PRICING PREPAYMENT
ASSUMPTION:                         Adjustable rate mortgage loans:  28%
                                    Fixed rate mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter.

MORTGAGE LOANS:                     The Trust will consist of two groups of
                                    subprime, fixed rate and adjustable rate, first lien residential mortgage loans.

GROUP I MORTGAGE LOANS:             Approximately $227,624,275 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie
                                    Mac and Fannie Mae.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GROUP II MORTGAGE LOANS:            Approximately $207,965,160 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.

EXCESS SPREAD:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Offered
                                    Certificates, resulting in excess cash flow calculated in the following manner: 7.896%
                                    Initial Gross WAC(1):

                                    Less Fees & Expenses(2):             0.504%

                                    Net WAC(1):                          7.392%

                                    Less Initial Certificate
                                    Coupon (Approx.)(1)(3):              1.913%

                                    Initial Excess Spread(1):            5.479%

                                          (1)  This amount will vary on each
                                               distribution date based on
                                               changes to the weighted average
                                               interest rate on the Mortgage
                                               Loans as well as any changes in
                                               day count.

                                          (2)  Includes the Servicing Fee and
                                               Trustee Fee.

                                          (3)  Assumes 1-month LIBOR equal to
                                               1.3100% and a 30-day month. This
                                               amount will vary on each
                                               distribution date based on
                                               changes to the weighted average
                                               Pass-Through Rates on the Offered
                                               Certificates as well as any
                                               changes in day count.

SERVICER ADVANCING:                 Yes as to principal and interest, subject to
                                    recoverability.

COMPENSATING INTEREST:              The Servicer shall provide Compensating
                                    Interest equal to the lesser of (A) the
                                    aggregate of the Prepayment Interest
                                    Shortfalls on the Mortgage Loans for the related Distribution Date resulting from
                                    Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) the aggregate Servicing Fee received for the related Distribution Date.

OPTIONAL CLEAN-UP CALL:             The transaction has a 10% optional clean-up
                                    call.

RATING AGENCIES:                    Moody's Investors Service, Inc., Standard &
                                    Poor's Ratings Group and Fitch Ratings.

MINIMUM DENOMINATION:               $50,000 with regard to the Class A-1, A-2A,
                                    A-2B, M-1, M-2, M-3, B-1, and B-2
                                    Certificates.

LEGAL INVESTMENT:                   It is anticipated that Class A-1, A-2A,
                                    A-2B, and M-1 Certificates will be SMMEA eligible.

ERISA ELIGIBLE:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel.

TAX TREATMENT:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

PROSPECTUS:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus.

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

STRUCTURE OF THE CERTIFICATES
-----------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Until the Step-Down Date, principal will be paid (1) to the Class A-1 Certificates up to the Group I Principal Distribution Amount, (2) sequentially, to the Class A-2A and Class A-2B Certificates up to the Group II Principal Distribution Amount, and (3) any available remaining Principal Distribution Amount will be distributed sequentially to the Class M-1, M-2, M-3, B-1 and B-2 Certificates. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) 2.00% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in June 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 38.00%.

-------------------------------------- --------------------------------------- -----------------------------------
                CLASS                     INITIAL SUBORDINATION PERCENTAGE         STEP-DOWN DATE PERCENTAGE
-------------------------------------- --------------------------------------- -----------------------------------
                  A                                   19.00%                                 38.00%
-------------------------------------- --------------------------------------- -----------------------------------
                 M-1                                  13.15%                                 26.30%
-------------------------------------- --------------------------------------- -----------------------------------
                 M-2                                   7.65%                                 15.30%
-------------------------------------- --------------------------------------- -----------------------------------
                 M-3                                   5.90%                                 11.80%
-------------------------------------- --------------------------------------- -----------------------------------
                 B-1                                   3.50%                                  7.00%
-------------------------------------- --------------------------------------- -----------------------------------
                 B-2                                   2.00%                                  4.00%
-------------------------------------- --------------------------------------- -----------------------------------

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40.00% of the prior period's senior enhancement percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, the Cumulative Realized Loss Percentage exceeds the amounts set forth below:


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

------------------------------------- ---------------------------------------------------------------------------------------
          DISTRIBUTION DATE                                    CUMULATIVE REALIZED LOSS PERCENTAGE:
------------------------------------- ---------------------------------------------------------------------------------------
        June 2006 - May 2007             2.5000% for the first month, plus an additional 1/12th of 1.7500% for each month thereafter (e.g., approximately 2.6458% in July 2006)
------------------------------------- ---------------------------------------------------------------------------------------
        June 2007 - May 2008             4.2500% for the first month, plus an additional 1/12th of 1.2500% for each month thereafter (e.g., approximately 4.3542% in July 2007)
------------------------------------- ---------------------------------------------------------------------------------------
        June 2008 - May 2009             5.5000% for the first month, plus an additional 1/12th of 0.7500% for each month thereafter (e.g., approximately 5.5625% in July 2008)
------------------------------------- ---------------------------------------------------------------------------------------
      June 2009 and thereafter                                               6.2500%
------------------------------------- ---------------------------------------------------------------------------------------

STEP-UP COUPONS. For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M-1, M-2, M-3, B-1 and B-2 Certificates will increase to
1.5 times the margin at issuance.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

CLASS A-2A PASS-THROUGH RATE. The Class A-2A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS A-2B PASS-THROUGH RATE. The Class A-2B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-3 PASS-THROUGH RATE. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP I CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP II CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2A BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2A Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2A Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS A-2B BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2B Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2B Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, M-3, B-1 AND B-2 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

     (i) Concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates, and (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-2A and A-2B Certificates) to the Class A-2A and A-2B Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2A and A-2B Certificates from prior Distribution Dates; provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (1) or
          (2) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (1) or (2) above will be available to cover that shortfall; to the Class M-1 Certificates, their Accrued Certificate Interest,

     (ii) to the Class M-2 Certificates, their Accrued Certificate Interest,

     (iii) to the Class M-3 Certificates, their Accrued Certificate Interest,

     (iv) to the Class B-1 Certificates, their Accrued Certificate Interest, and

     (v)  to the Class B-2 Certificates, their Accrued Certificate Interest.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(b) sequentially to the Class A-2A and A-2B Certificates, the Group II Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (iii) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

      (v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

(b) sequentially to the Class A-2A and A-2B Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

      (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on the Class A Principal Allocation Percentage for each such group on such Distribution Date; provided, however, that if the Certificate Principal Balance of either group of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the classes of the other group of Class A Certificates remaining outstanding until the Certificate Principal Balance thereof has been reduced to zero. Any principal distributions allocated to the Class A-2 Certificates are required to be distributed first to the Class A-2A Certificates until their Certificate Principal Balance has been reduced to zero, and then to the Class A-2B Certificates until their Certificate Principal Balance has been reduced to zero. However, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, B-1 and B-2 Certificates have been reduced to zero, any principal distributions allocated to the Class A-2 Certificates are required to be allocated pro rata to the Class A-2A and A-2B Certificates, based on their respective Certificate Principal Balances.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vi) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Certificates, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Certificates, pro rata relative to the respective Basis Risk Carry Forward Amounts on the Class A Certificates,

      (vii) sequentially, to Class M-1, M-2, M-3, B-1, and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts, and

      (viii) also, from any available Interest Rate Cap payments, first, (1) on a pro rata basis, based on their respective remaining Basis Risk Carry Forward Amounts, to the Class A-2A and A-2B Certificates up to their respective unpaid remaining Basis Risk Cary Forward Amounts, then (2) sequentially to the Class M-1, M-2, M-3, B-1 and B-2 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and then to the extent remaining
             (3) to the excess cashflow certificates.

Once realized losses are allocated sequentially to the Class B-2, B-1, M-3, M-2 and M-1 Certificates, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing and the trustee fees.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

GROUP I PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GROUP II PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the servicer on or prior to the related determination date or advanced by the servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION PERCENTAGE. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 62.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS M-3 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

REMAINING PREPAYMENT PENALTY TERM BY PRODUCT TYPE

                                         0-12             13-24                            37-48         49-60
       PRODUCT       NO PENALTY         MONTHS            MONTHS        25-36 MONTHS      MONTHS         MONTHS          TOTAL
------------------ ------------- ---------------- ----------------- ---------------- ------------ --------------- ----------------
1 Mo. LIBOR IO       $51,996,674       $4,752,434     $183,516,522          $612,332           $0         $78,892     $240,956,855
2/28 LIBOR ARM           150,000                0                0                 0            0               0          150,000
3/27 LIBOR ARM         4,737,864        1,073,677        1,071,210        13,933,850            0               0       20,816,601
Fixed Balloon          1,310,127                0                0                 0            0               0        1,310,127
Fixed Rate            39,592,574       20,064,795        10,708,430       80,468,832      152,158      21,369,064      172,355,853
------------------ ------------- ---------------- ----------------- ---------------- ------------ --------------- ----------------
TOTAL                $97,787,240      $25,890,906      $195,296,162      $95,015,014     $152,158     $21,447,956     $435,589,435
================== ============= ================ ================= ================ ============ =============== ================


                                          0-12              13-24            25-36            37-48        49-60
      PRODUCT        NO PENALTY          MONTHS             MONTHS           MONTHS           MONTHS       MONTHS
------------------ ------------- ---------------- ----------------- ---------------- ---------------- ---------------
1 Mo. LIBOR IO           21.58%            1.97%             76.16%            0.25%            0.00%        0.03%
2/28 LIBOR ARM          100.00             0.00               0.00             0.00             0.00         0.00
3/27 LIBOR ARM           22.76             5.16               5.15            66.94             0.00         0.00
Fixed Balloon           100.00             0.00               0.00             0.00             0.00         0.00
Fixed Rate               22.97            11.64               6.21            46.69             0.09        12.40
------------------ ------------- ---------------- ----------------- ---------------- ---------------- ---------------
TOTAL                    22.45%            5.94%             44.83%           21.81%            0.03%        4.92%
================== ============= ================ ================= ================ ================ ===============


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

BREAKEVEN CDR TABLE FOR THE SUBORDINATE CERTIFICATES
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on May 13, 2003) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par


----------------------------------------------------------------------------------------------------------------------------------
                  SCENARIO                    FIRST DOLLAR OF LOSS               LIBOR FLAT                   0% RETURN
----------------------------------------------------------------------------------------------------------------------------------
    CLASS M-1     CDR                                             29.06%                      29.55%                       30.70%
                  Yield                                          3.2097%                     2.4483%                      0.0014%
                  WAL                                               3.81                        3.73                         3.62
                  Modified Duration                                 3.62                        3.57                         3.53
                  Window                                   Mar07 - Mar07               Feb07 - Feb07                Jan07 - Jan07
                  Principal Writedown                  22,192.46 (0.09%)          759,004.09 (2.98%)        2,971,302.81 (11.66%)
                  Collateral Losses               83,030,875.57 (19.06%)      83,478,948.39 (19.16%)       85,236,348.96 (19.57%)
----------------------------------------------------------------------------------------------------------------------------------
    CLASS M-2     CDR                                             18.75%                      19.58%                       20.60%
                  Yield                                          4.6262%                     2.7280%                      0.0081%
                  WAL                                               4.64                        4.54                         4.36
                  Modified Duration                                 4.22                        4.17                         4.15
                  Window                                   Jan08 - Jan08               Dec07 - Dec07                Nov07 - Nov07
                  Principal Writedown                   5,777.44 (0.02%)        2,172,967.22 (9.07%)        4,829,384.72 (20.16%)
                  Collateral Losses               63,251,820.41 (14.52%)      65,076,163.94 (14.94%)       67,318,311.82 (15.45%)
----------------------------------------------------------------------------------------------------------------------------------
    CLASS M-3     CDR                                             16.01%                      16.30%                       16.68%
                  Yield                                          5.1166%                     2.8951%                      0.0467%
                  WAL                                               4.89                        4.88                         4.74
                  Modified Duration                                 4.36                        4.39                         4.36
                  Window                                   Apr08 - Apr08               Apr08 - Apr08                Mar08 - Mar08
                  Principal Writedown                  19,612.09 (0.26%)         912,624.69 (11.97%)        1,867,687.33 (24.50%)
                  Collateral Losses               56,669,715.90 (13.01%)      57,494,692.01 (13.20%)       58,263,210.07 (13.38%)
----------------------------------------------------------------------------------------------------------------------------------
    CLASS B-1     CDR                                             12.57%                      13.28%                       13.69%
                  Yield                                          6.9922%                     2.8941%                      0.0693%
                  WAL                                               5.31                        5.12                         4.91
                  Modified Duration                                 4.45                        4.42                         4.39
                  Window                                   Sep08 - Sep08               Aug08 - Aug08                Jul08 - Jul08
                  Principal Writedown                   5,424.86 (0.05%)       2,339,243.95 (22.38%)        3,563,946.30 (34.09%)
                  Collateral Losses               47,625,631.29 (10.93%)      49,616,203.78 (11.39%)       50,633,294.54 (11.62%)
----------------------------------------------------------------------------------------------------------------------------------
    CLASS B-2     CDR                                             10.71%                      11.17%                       11.44%
                  Yield                                          7.0397%                     2.9958%                      0.0147%
                  WAL                                               5.56                        5.39                         5.19
                  Modified Duration                                 4.61                        4.58                         4.54
                  Window                                   Dec08 - Dec08               Nov08 - Nov08                Oct08 - Oct08
                  Principal Writedown                  13,117.57 (0.20%)       1,546,703.84 (23.67%)        2,403,619.82 (36.79%)
                  Collateral Losses                42,182,531.35 (9.68%)       43,521,586.79 (9.99%)       44,206,151.95 (10.15%)
----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

SELECTED MORTGAGE LOAN DATA
---------------------------

                       THE MORTGAGE LOANS (ALL COLLATERAL)

SCHEDULED PRINCIPAL BALANCE:                                       $435,589,435
NUMBER OF MORTGAGE LOANS:                                                 2,624
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $166,002
WEIGHTED AVERAGE GROSS COUPON:                                           7.896%
WEIGHTED AVERAGE NET COUPON:                                             7.392%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       606
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                     79.05%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            350
WEIGHTED AVERAGE SEASONING (MONTHS):                                          5
WEIGHTED AVERAGE MONTHS TO ROLL:                                             20
WEIGHTED AVERAGE GROSS MARGIN:                                            6.34%
WEIGHTED AVERAGE INITIAL RATE CAP:                                        2.33%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                       1.22%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                            14.47%


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
CURRENT PRINCIPAL      NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     BALANCE          OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
$25,001 - $50,000           171     $7,296,705        1.68%     9.256%        577       $42,671      71.18%     73.55%      81.04%
$50,001 - $75,000           365     22,997,910        5.28      8.906         585        63,008      76.64      70.68       86.52
$75,001 - $100,000          362     31,848,928        7.31      8.395         587        87,980      76.55      72.96       89.60
$100,001 - $125,000         323     36,089,977        8.29      8.344         590       111,734      78.79      70.43       92.14
$125,001 - $150,000         283     38,802,690        8.91      8.058         595       137,112      78.66      61.19       88.33
$150,001 - $200,000         404     70,001,302       16.07      7.881         605       173,271      78.54      53.53       90.64
$200,001 - $250,000         238     53,335,802       12.24      7.784         601       224,100      80.85      53.79       95.28
$250,001 - $300,000         149     41,055,151        9.43      7.680         603       275,538      79.65      48.79       92.62
$300,001 - $350,000         117     37,890,499        8.70      7.652         618       323,850      81.33      36.93       88.70
$350,001 & Above            212     96,270,472       22.10      7.416         629       454,106      79.52      37.07       90.39
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY CURRENT RATE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
  CURRENT RATE        OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
6.99% & Below               429    $99,286,736       22.79%     6.683%        636      $231,438      74.69%     50.89%      93.19%
7.00- 7.49%                 316     67,108,912       15.41      7.267         618       212,370      78.45      49.64       93.62
7.50- 7.99%                 651    111,620,532       25.63      7.752         604       171,460      80.05      51.73       92.08
8.00- 8.49%                 269     42,308,619        9.71      8.251         597       157,281      82.07      49.79       89.98
8.50- 8.99%                 440     62,260,037       14.29      8.745         583       141,500      81.50      56.53       86.96
9.00- 9.49%                 149     15,499,907        3.56      9.212         573       104,026      80.84      61.31       85.85
9.50- 9.99%                 160     17,070,022        3.92      9.723         572       106,688      81.50      57.89       83.38
10.00% & Above              210     20,434,671        4.69     10.803         566        97,308      79.51      61.99       82.82
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     FICO             OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
500-519                     209    $28,307,313        6.50%     8.831%        509      $135,442      75.67%     71.18%      98.32%
520-539                     273     37,208,978        8.54      8.433         529       136,297      75.04      72.35       96.03
540-559                     294     39,541,683        9.08      8.316         550       134,496      75.89      57.90       94.16
560-579                     298     45,308,408       10.40      8.187         570       152,042      78.79      62.98       93.99
580-599                     281     44,631,723       10.25      8.006         590       158,832      78.20      56.57       88.85
600-619                     362     65,842,447       15.12      7.740         609       181,885      80.38      57.41       94.95
620-639                     301     53,259,950       12.23      7.540         630       176,943      80.31      45.34       91.84
640-659                     252     46,738,726       10.73      7.549         649       185,471      81.14      41.49       86.66
660-679                     152     30,293,984        6.95      7.425         669       199,303      79.72      36.51       83.82
680-699                      96     20,129,081        4.62      7.516         689       209,678      82.12      28.07       78.77
700-719                      40      8,344,734        1.92      7.569         709       208,618      82.56      32.75       79.12
720-739                      26      6,870,368        1.50      7.570         727       264,245      83.78      21.04       77.29
740 & Above                  38      8,677,376        1.99      6.817         756       228,352      81.83      45.13       71.81
N/A                           2        434,665        0.10      9.408          NA       217,332      74.84       0.00      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY ORIGINAL LTV

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
  ORIGINAL LTV        OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
40.00% & Below               41     $3,717,951        0.85%     7.415%        613       $90,682      31.00%     28.17%      94.64%
40.01 - 50.00%               63      8,013,423        1.84      7.524         595       127,197      46.23      47.47       88.91
50.01 - 60.00%              127     19,432,102        4.46      7.292         603       153,009      56.68      38.13       93.26
60.01 - 70.00%              338     54,841,619       12.59      7.700         588       162,253      66.92      44.29       89.08
70.01 - 80.00%              971    157,425,301       36.14      7.905         595       162,127      77.76      52.85       87.90
80.01 - 85.00%              484     80,075,940       18.38      8.076         597       165,446      84.57      55.77       92.03
85.01 - 90.00%              491     91,088,771       20.91      8.033         633       185,517      89.75      55.27       92.53
90.01 - 95.00%              108     20,887,384        4.80      7.858         648       193,402      94.68      71.90       99.23
95.01 - 100.00%               1        106,943        0.02      6.250         584       106,943      99.30     100.00      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY DOCUMENTATION

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
 DOCUMENTATION        OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Full                      1,591   $229,893,958       52.78%     7.953%        593      $144,497      80.30%    100.00%      91.38%
Stated                      900    176,518,774       40.52      7.879         620       196,132      77.13       0.00       89.79
Alt/Limited                 133     29,176,704        6.70      7.551         620       219,374      80.73       0.00       89.91
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY LOAN PURPOSE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
   LOAN PURPOSE       OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Cashout Refi              1,452   $240,794,446       55.28%     7.852%        600      $165,836      76.69%     50.53%      92.62%
Purchase                    556     88,622,302       20.35      8.192         627       159,393      84.23      49.68       81.06
Rate/Term Refi              396     61,338,924       14.08      7.829         605       154,896      79.65      58.26       93.30
Debt Consolidation          220     44,833,763       10.29      7.640         594       203,790      80.65      63.45       95.25
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  OCCUPANCY            NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
    STATUS            OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Owner                     2,351   $394,803,300       90.64%     7.861%        602      $167,930      79.16%     53.21%     100.00%
Non-Owner                   264     39,478,072        9.06      8.224         640       149,538      78.04      49.23        0.00
Second Home                   9      1,308,064        0.30      8.760         630       145,340      75.07      29.40        0.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY PROPERTY TYPE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
   PROPERTY            NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     TYPE             OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Single Family             2,047   $324,668,091       74.54%     7.914%        602      $158,607      78.70%     53.49%      93.61%
2-4 Family                  230     48,674,541       11.17      7.776         635       211,628      79.35      47.99       68.11
PUD                         239     46,257,496       10.62      7.909         601       193,546      80.55      50.74       92.92
Condo                       108     15,989,306        3.67      7.869         614       148,049      80.95      58.86       92.27
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                              DISTRIBUTION BY STATE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     STATE            OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
California-South            428    $96,344,223       22.12%     7.507%        614      $225,103      78.76%     52.03%      89.65%
California-North            262     65,576,058       15.05      7.445         615       250,290      77.92      48.59       86.38
Florida                     237     28,938,817        6.64      8.168         592       122,105      78.99      51.85       92.84
New York                    102     24,473,818        5.62      7.522         623       239,939      77.60      42.39       96.43
Illinois                    132     23,174,402        5.32      8.192         615       175,564      82.13      47.20       90.28
New Jersey                  100     22,258,361        5.11      7.565         606       222,584      76.82      50.80       96.31
Texas                       212     20,525,631        4.71      8.761         583        96,819      75.60      54.22       92.90
Michigan                    117     14,296,183        3.28      8.161         612       122,190      80.75      56.86       94.23
Arizona                      91     13,135,950        3.02      8.029         600       144,351      80.62      61.99       78.60
Colorado                     66     12,355,640        2.84      7.824         588       187,207      79.22      58.50       93.88
Massachusetts                49     10,839,506        2.49      7.624         611       221,214      75.62      43.18       90.59
Others                      828    103,670,846       23.80      8.374         595       125,206      80.77      58.81       91.32
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            DISTRIBUTION BY ZIP CODE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
   ZIP CODE           OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
80207                         6     $1,609,723        0.37%     6.819%        607      $268,287      71.36%     86.85%      85.79%
94605                         4      1,537,998        0.35      7.062         635       384,500      81.93      45.88       78.27
94112                         3      1,479,009        0.34      7.137         673       493,003      83.00      45.46       73.93
92592                         5      1,381,928        0.32      8.309         570       276,386      78.42      80.34       80.34
90016                         7      1,310,845        0.30      7.992         664       187,264      77.15      65.75       65.74
91977                         4      1,214,856        0.28      7.773         606       303,714      78.80      31.79       68.21
94533                         4      1,195,268        0.27      8.317         588       298,817      86.61      93.06       93.06
94941                         2      1,189,262        0.27      7.688         575       594,631      69.81       0.00      100.00
60639                         5      1,173,087        0.27      8.795         638       234,617      82.47      13.68      100.00
94804                         6      1,169,231        0.27      8.299         642       194,872      77.53      44.49       15.34
Others                    2,578    422,328,227       96.96      7.900         605       163,820      79.06      52.79       91.08
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                 PCT. OF
  REMAINING                                       POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  MONTHS TO            NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
   MATURITY           OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
0 - 180                     113    $10,522,316        2.42%     7.859%        611       $93,118      68.95%     57.58%      94.92%
181 - 240                    36      3,544,615        0.81      8.116         616        98,462      73.09      30.82       90.14
241 - 360                 2,475    421,522,505       96.77      7.895         606       170,312      79.35      52.84       90.53
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                        DISTRIBUTION BY AMORTIZATION TYPE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  AMORTIZATION         NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
      TYPE            OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
2/28 LIBOR ARM            1,417   $240,956,855       55.32%     8.076%        596      $170,047      81.34%     55.40%      89.50%
Fixed Rate                1,113    172,355,853       39.57      7.707         618       154,857      75.64      49.07       91.83
3/27 LIBOR ARM               89     20,816,601        4.78      7.486         607       233,894      80.32      50.51       93.30
Fixed Balloon                 4      1,310,127        0.30      6.569         710       327,532      87.17     100.00      100.00
1 Mo. LIBOR IO                1        150,000        0.03      5.320         749       150,000      62.76       0.00      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY PERIODIC CAP

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
 PERIODIC CAP         OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
1.00%                       757   $145,702,966       33.45%     7.965%        604      $192,474      81.64%     52.56%      86.19%
1.50%                       749    116,070,490       26.65      8.109         589       154,967      80.78      58.10       94.34
3.00%                         1        150,000        0.03      5.320         749       150,000      62.76       0.00      100.00
N/A                       1,117    173,665,980       39.87      7.698         618       155,475      75.73      49.45       91.89
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  MONTHS TO            NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
  RATE RESET          OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
0-12                         13     $1,507,201        0.35%     9.470%        576      $115,939      77.94%     82.00%      93.88%
13-24                     1,406    240,149,353       55.13      8.068         597       170,803      81.33      55.30       89.50
25-36                        88     20,266,902        4.65      7.445         607       230,306      80.51      49.17       93.12
N/A                       1,117    173,665,980       39.87      7.698         618       155,475      75.73      49.45       91.89
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                        DISTRIBUTION BY LIFE MAXIMUM RATE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  LIGE MAXIMUM         NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
      RATE            OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
12.99% & Below              125    $36,186,065        8.31%     6.624%        632      $289,489      79.07%     53.86%      88.43%
13.00%-13.49%                99     25,098,370        5.76      7.222         607       253,519      79.46      48.18       91.85
13.50-13.99%                218     43,308,542        9.94      7.487         610       198,663      82.05      51.63       93.76
14.00-14.49%                151     29,588,777        6.79      7.871         595       195,952      81.44      52.96       95.03
14.50-14.99%                324     54,329,592       12.47      8.152         592       167,684      81.88      55.96       88.21
15.00-15.49%                137     18,328,848        4.21      8.528         593       133,787      82.68      56.23       83.53
15.50-15.99%                228     31,322,072        7.19      8.956         573       137,378      82.45      58.82       89.99
16.00-16.99%                133     14,929,105        3.43      9.827         569       112,249      83.08      59.82       84.00
17.00% & Above               92      8,832,086        2.03     11.102         545        96,001      76.50      71.73       84.76
N/A                       1,117    173,665,980       39.87      7.698         618       155,475      75.73      49.45       91.89
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                             DISTRIBUTION BY MARGIN

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     MARGIN           OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
5.99% & Below                71    $17,412,246        4.00%     6.982%        634      $245,243      77.63%     56.81%      92.18%
6.00- 6.49%                 916    166,063,066       38.12      7.812         603       181,292      81.63      51.78       91.07
6.50- 6.99%                 383     59,697,867       13.71      8.485         583       155,869      82.29      60.24       86.23
7.00% & Above               137     18,750,277        4.30      9.451         557       136,863      77.92      64.89       87.80
N/A                       1,117    173,665,980       39.87      7.698         618       155,475      75.73      49.45       91.89
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     2,624   $435,589,435      100.00%     7.896%        606      $166,002      79.05%     52.78%      90.64%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   THE GROUP I ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                     $192,893,803
NUMBER OF MORTGAGE LOANS:                                               1,345
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                 $143,415
WEIGHTED AVERAGE GROSS COUPON:                                         8.210%
WEIGHTED AVERAGE NET COUPON:                                           7.706%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                     592
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                   81.24%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                          355
WEIGHTED AVERAGE SEASONING (MONTHS):                                        5
WEIGHTED AVERAGE MONTHS TO ROLL:                                           19
WEIGHTED AVERAGE GROSS MARGIN:                                          6.40%
WEIGHTED AVERAGE INITIAL RATE CAP:                                      2.27%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                     1.24%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                          14.70%


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
 CURRENT PRINCIPAL     NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
      BALANCE         OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
$25,001 - $50,000            74     $3,214,928        1.67%     9.409%        571       $43,445      75.82%     82.85%      80.44%
$50,001 - $75,000           180     11,432,927        5.93      9.179         579        63,516      78.88      74.29       83.07
$75,001 - $100,000          203     17,916,135        9.29      8.638         580        88,257      79.64      76.02       86.92
$100,001 - $125,000         200     22,334,730       11.58      8.559         582       111,674      82.19      75.60       93.15
$125,001 - $150,000         173     23,707,127       12.29      8.235         590       137,035      80.25      65.99       85.61
$150,001 - $200,000         231     40,116,349       20.80      8.098         593       173,664      81.41      60.07       91.57
$200,001 - $250,000         144     32,298,274       16.74      7.895         592       224,294      82.64      53.33       95.04
$250,001 - $300,000          93     25,664,252       13.30      7.873         591       275,960      81.43      56.74       91.43
$300,001 - $350,000          34     10,562,568        5.48      7.744         615       310,664      82.87      35.53       87.56
$350,001 & Above             13      5,646,514        2.93      7.723         662       434,347      81.48      34.88       37.16
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY CURRENT RATE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
  CURRENT RATE        OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
6.99% & Below               140    $26,533,308       13.76%     6.701%        621      $189,524      77.41%     62.13%      89.23%
7.00- 7.49%                 129     23,585,161       12.23      7.302         603       182,831      79.54      58.97       92.56
7.50- 7.99%                 315     48,319,775       25.05      7.762         593       153,396      81.65      58.86       92.53
8.00- 8.49%                 157     22,391,967       11.61      8.266         591       142,624      83.06      61.13       89.07
8.50- 8.99%                 282     38,465,253       19.94      8.753         582       136,402      83.07      62.87       86.72
9.00- 9.49%                  93     10,243,939        5.31      9.217         577       110,150      82.03      61.51       85.58
9.50- 9.99%                  89     10,301,771        5.34      9.726         578       115,750      83.47      63.04       80.53
10.00% & Above              140     13,052,628        6.77     10.892         562        93,233      79.73      72.09       79.83
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     FICO             OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
500-519                     125    $16,230,607        8.41%     8.891%        509      $129,845      77.42%     78.10%      97.67%
520-539                     175     23,001,411       11.92      8.527         529       131,437      76.72      78.61       94.02
540-559                     179     22,481,530       11.65      8.516         549       125,595      78.30      65.66       94.92
560-579                     168     23,903,691       12.39      8.278         570       142,284      80.18      67.88       91.97
580-599                     160     21,990,601       11.40      8.307         589       137,441      80.76      61.52       85.18
600-619                     178     27,212,072       14.11      7.969         609       152,877      84.96      62.07       93.17
620-639                     140     21,045,267       10.91      7.802         630       150,323      82.87      55.21       89.32
640-659                     102     17,061,616        8.85      7.668         650       167,271      84.26      41.39       83.39
660-679                      46      7,056,868        3.66      8.196         668       153,410      85.68      43.13       79.66
680-699                      34      6,179,513        3.20      7.728         688       181,750      86.73      30.69       72.66
700-719                      15      2,653,522        1.38      8.048         706       176,901      84.07      37.25       47.09
720-739                      10      2,046,905        1.06      8.693         728       204,691      88.06      34.89       46.73
740 & Above                  13      2,030,201        1.05      7.188         749       156,169      78.54      70.25       37.80
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY ORIGINAL LTV

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                      MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
  ORIGINAL LTV         LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
40.00% & Below               10       $857,177        0.44%     7.485%        650       $85,718      28.14%     30.55%      88.38%
40.01 - 50.00%               13      1,578,548        0.82      7.570         569       121,427      46.07      53.69       86.00
50.01 - 60.00%               43      5,881,377        3.05      7.609         578       136,776      56.50      37.22       91.05
60.01 - 70.00%              134     17,422,128        9.03      8.307         564       130,016      67.21      59.73       81.23
70.01 - 80.00%              486     68,811,272       35.67      8.143         577       141,587      78.18      61.78       86.12
80.01 - 85.00%              279     39,048,329       20.24      8.291         581       139,958      84.65      62.14       92.77
85.01 - 90.00%              303     46,645,240       24.18      8.352         621       153,945      89.75      62.21       88.42
90.01 - 95.00%               76     12,542,789        6.50      8.091         640       165,037      94.76      74.20      100.00
95.01 - 100.00%               1        106,943        0.06      6.250         584       106,943      99.30     100.00      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY DOCUMENTATION

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                      MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
 DOCUMENTATION         LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Full                        903   $118,913,418       61.65%     8.252%        582      $131,687      81.92%    100.00%      90.19%
Stated                      375     62,027,266       32.16      8.169         609       165,406      79.69       0.00       87.66
Alt/Limited                  67     11,953,119        6.20      8.004         601       178,405      82.58       0.00       78.40
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY LOAN PURPOSE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
   LOAN PURPOS        OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Cashout Refi                640    $93,497,474       48.47%     8.131%        583      $146,090      79.10%     60.39%      91.18%
Purchase                    393     52,958,241       27.45      8.471         617       134,754      84.95      55.84       79.97
Rate/Term Refi              167     23,438,175       12.15      8.195         581       140,348      80.94      64.06       93.00
Debt Consolidation          145     22,999,912       11.92      7.945         581       158,620      81.73      77.67       93.92
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  OCCUPANCY            NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
    STATUS            OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Owner                     1,186   $170,999,690       88.65%     8.174%        587      $144,182      81.48%     62.72%     100.00%
Non-Owner                   153     21,158,251       10.97      8.488         632       138,289      79.55      54.14        0.00
Second Home                   6        735,862        0.38      8.595         624       122,644      74.52      27.84        0.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY PROPERTY TYPE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
   PROPERTY            NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     TYPE             OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Single Family             1,029   $138,223,498       71.66%     8.255%        584      $134,328      80.80%     63.76%      92.58%
2-4 Family                  121     23,292,598       12.08      8.043         630       192,501      81.29      53.02       57.48
PUD                         129     22,044,929       11.43      8.182         591       170,891      82.85      56.34       93.36
Condo                        66      9,332,778        4.84      8.024         609       141,406      83.88      64.43       97.08
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                              DISTRIBUTION BY STATE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                      MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     STATE             LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
California-South            177    $34,566,343       17.92%     7.770%        599      $195,290      80.99%     64.30%      90.53%
California-North            116     22,530,488       11.68      7.778         590       194,228      77.70      55.22       81.66
Illinois                    100     16,347,586        8.47      8.328         609       163,476      83.71      54.15       86.89
Florida                     123     14,143,795        7.33      8.451         585       114,990      81.87      61.48       88.28
Arizona                      66      8,668,504        4.49      8.158         594       131,341      82.83      72.08       85.51
Michigan                     71      7,888,192        4.09      8.458         601       111,101      82.75      66.42       91.77
Texas                        77      7,840,149        4.06      9.156         577       101,820      78.53      57.41       87.12
Colorado                     49      7,818,752        4.05      8.103         576       159,566      81.98      62.80       96.36
New Jersey                   38      6,921,718        3.59      7.819         580       182,150      80.58      57.25       97.99
Massachusetts                29      5,922,582        3.07      7.770         595       204,227      77.27      45.56       90.08
Washington                   32      4,733,043        2.45      8.226         589       147,908      82.41      74.42       81.98
Others                      467     55,512,651       28.78      8.512         588       118,871      82.17      64.16       89.36
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            DISTRIBUTION BY ZIP CODE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
   ZIP CODE           OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
92592                         4     $1,174,088        0.61%     8.432%        571      $293,522      78.15%     76.86%      76.86%
60639                         5      1,173,087        0.61      8.795         638       234,617      82.47      13.68      100.00
94401                         2      1,163,034        0.60      6.865         659       581,517      74.96       0.00        0.00
90044                         5        798,935        0.41      7.001         594       159,787      87.11      79.26       75.11
60544                         3        700,661        0.36      8.155         583       233,554      86.02      68.75      100.00
92882                         4        669,395        0.35      8.237         540       167,349      71.48      81.55      100.00
90638                         3        660,179        0.34      7.293         606       220,060      80.73      66.56      100.00
90660                         3        650,082        0.34      8.032         599       216,694      90.33      67.58      100.00
91331                         3        627,433        0.33      8.015         619       209,144      87.01      66.38      100.00
91977                         2        624,492        0.32      7.490         666       312,246      83.82      61.84       38.16
Others                    1,311    184,652,417       95.73      8.226         591       140,849      81.23      62.01       89.24
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          REMAINING MONTHS TO MATURITY

                                                 PCT. OF
  REMAINING                                       POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  MONTHS TO            NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
  MATURITY            OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
241 - 360                 1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY PRODUCT TYPE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
  PRODUCT TYPE        OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
2/28 LIBOR ARM            1,277   $181,583,990       94.14%     8.228%        592      $142,196      81.36%     61.91%      88.71%
3/27 LIBOR ARM               67     11,159,813        5.79      7.948         585       166,564      79.66      58.18       87.51
1 Mo. LIBOR IO                1        150,000        0.08      5.320         749       150,000      62.76       0.00      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY PERIODIC CAP

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
 PERIODIC CAP         OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
1.00%                       651    $99,369,481       51.52%     8.218%        600      $152,641      81.56%     60.09%      83.36%
1.50%                       693     93,374,322       48.41      8.206         583       134,739      80.94      63.40       94.26
3.00%                         1        150,000        0.08      5.320         749       150,000      62.76       0.00      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  MONTHS TO           MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
  RATE RESET           LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
0-12                         13     $1,507,201        0.78%     9.470%        576      $115,939      77.94%     82.00%      93.88%
13-24                     1,265    180,226,789       93.43      8.216         592       142,472      81.37      61.69       88.68
25-36                        67     11,159,813        5.79      7.948         585       166,564      79.66      58.18       87.51
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                        DISTRIBUTION BY LIFE MAXIMUM RATE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  LIFE MAXIMUM         NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
      RATE            OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
12.99% & Below               80    $15,727,970        8.15%     6.689%        625      $196,600      77.23%     62.21%      81.83%
13.00-13.49%                 80     16,369,222        8.49      7.200         603       204,615      78.12      62.14       89.76
13.50-13.99%                188     31,514,366       16.34      7.500         606       167,630      80.96      57.61       92.65
14.00-14.49%                130     20,380,074       10.57      7.845         597       156,770      82.20      62.04       92.78
14.50-14.99%                297     43,305,232       22.45      8.155         590       145,809      82.39      59.46       89.02
15.00-15.49%                130     15,726,968        8.15      8.526         591       120,977      82.38      58.57       85.55
15.50-15.99%                219     27,712,449       14.37      8.990         574       126,541      82.75      64.70       88.68
16.00-16.99%                131     14,156,708        7.34      9.807         570       108,066      83.43      63.00       85.41
17.00% & Above               90      8,000,814        4.15     11.139         547        88,898      76.71      79.19       83.18
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                             DISTRIBUTION BY MARGIN

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                      MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     MARGIN            LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
5.99% & Below                54     $8,825,189        4.58%     7.289%        629      $163,429      76.42%     72.52%      84.58%
6.00- 6.49%                 802    118,033,547       61.19      7.959         597       147,174      81.43      58.39       90.55
6.50- 6.99%                 359     50,335,213       26.09      8.543         584       140,210      82.62      64.62       85.26
7.00% & Above               130     15,699,855        8.14      9.550         554       120,768      78.17      70.49       87.48
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                     1,345   $192,893,803      100.00%     8.210%        592      $143,415      81.24%     61.65%      88.65%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      THE GROUP I FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                    $34,730,472
NUMBER OF MORTGAGE LOANS:                                               197
AVERAGE SCHEDULED PRINCIPAL BALANCE:                               $176,297
WEIGHTED AVERAGE GROSS COUPON:                                       6.902%
WEIGHTED AVERAGE NET COUPON:                                         6.398%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                   632
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                 69.52%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                        341
WEIGHTED AVERAGE SEASONING (MONTHS):                                      3


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
 CURRENT PRINCIPAL     NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
      BALANCE         OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
$25,001 - $50,000             2        $89,275        0.26%     7.057%        565       $44,638      45.68%     44.33%     100.00%
$50,001 - $75,000            11        688,521        1.98      6.847         663        62,593      56.93      57.69      100.00
$75,001 - $100,000           25      2,239,412        6.45      6.833         614        89,576      59.67      71.28       95.54
$100,001 - $125,000          22      2,512,755        7.24      6.877         638       114,216      59.24      58.69       95.99
$125,001 - $150,000          21      2,940,834        8.47      6.942         599       140,040      67.12      57.15       86.03
$150,001 - $200,000          49      8,727,104       25.13      6.971         642       178,104      72.32      39.36       79.85
$200,001 - $250,000          34      7,588,546       21.85      6.897         638       223,193      74.48      64.06       93.90
$250,001 - $300,000          25      6,870,744       19.78      6.853         637       274,830      70.92      42.85       91.82
$300,001 - $350,000           4      1,323,005        3.81      6.859         625       330,751      69.41      24.15      100.00
$350,001 & Above              4      1,750,274        5.04      6.868         613       437,569      66.13      34.96       43.86
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       197    $34,730,472      100.00%     6.902%        632      $176,297      69.52%     49.99%      87.39%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY CURRENT RATE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
 CURRENT RATE         OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
6.99% & Below               133    $23,304,771       67.10%     6.679%        638      $175,224      67.08%     48.11%      90.32%
7.00- 7.49%                  34      6,532,183       18.81      7.250         620       192,123      75.01      60.12       83.91
7.50- 7.99%                  30      4,893,518       14.09      7.500         621       163,117      73.78      45.40       78.12
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       197    $34,730,472      100.00%     6.902%        632      $176,297      69.52%     49.99%      87.39%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     FICO             OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
500-519                       4       $481,901        1.39%     7.123%        508      $120,475      48.13%    100.00%     100.00%
520-539                       7      1,076,934        3.10      7.136         528       153,848      57.91      42.05      100.00
540-559                      17      3,231,647        9.30      7.057         553       190,097      70.46      57.58       83.95
560-579                      10      1,259,386        3.63      7.067         574       125,939      65.52     100.00      100.00
580-599                      15      2,859,675        8.23      6.862         591       190,645      70.43      48.02      100.00
600-619                      21      3,592,345       10.34      6.930         609       171,064      69.09      62.93       92.22
620-639                      29      5,311,007       15.29      6.730         630       183,138      66.47      41.82       88.33
640-659                      35      6,590,006       18.97      6.913         649       188,286      73.61      63.14       86.97
660-679                      35      6,852,742       19.73      6.851         670       195,793      72.14      29.24       78.70
680-699                       7        854,194        2.46      7.046         687       122,028      60.10      19.14       79.75
700-719                       3        413,357        1.19      7.234         706       137,786      76.23      59.63      100.00
720-739                       6        704,600        2.03      6.744         731       117,433      65.42      26.19      100.00
740 & Above                   8      1,502,678        4.33      6.892         767       187,835      71.55      45.97       68.80
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       197    $34,730,472      100.00%     6.902%        632      $176,297      69.52%     49.99%      87.39%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY DOCUMENTATION

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                      MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
 DOCUMENTATION         LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Full                        104    $17,360,031       49.99%     6.898%        622      $166,923      73.24%    100.00%      89.30%
Stated                       83     15,391,510       44.32      6.937         648       185,440      66.60       0.00       84.49
Alt/Limited                  10      1,978,932        5.70      6.659         602       197,893      59.54       0.00       93.28
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       197    $34,730,472      100.00%     6.902%        632      $176,297      69.52%     49.99%      87.39%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY LOAN PURPOSE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
   LOAN PURPOSE       OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Cashout Refi                132    $22,717,492       65.41%     6.875%        635      $172,102      66.78%     46.39%      88.46%
Rate/Term Refi               37      6,961,939       20.05      6.953         626       188,161      77.45      64.39       88.63
Purchase                     18      3,347,479        9.64      7.017         652       185,971      73.29      34.53       71.16
Debt Consolidation           10      1,703,562        4.91      6.822         584       170,356      66.17      69.39      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       197    $34,730,472      100.00%     6.902%        632      $176,297      69.52%     49.99%      87.39%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  OCCUPANCY            NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
    STATUS            OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Owner                       176    $30,352,599       87.39%     6.878%        629      $172,458      69.23%     51.08%     100.00%
Non-Owner                    20      4,198,157       12.09      7.083         655       209,908      71.58      39.95        0.00
Second Home                   1        179,716        0.52      6.740         665       179,716      69.18     100.00        0.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       197    $34,730,472      100.00%     6.902%        632      $176,297      69.52%     49.99%      87.39%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY PROPERTY TYPE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
   PROPERTY            NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     TYPE             OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Single Family               147    $24,285,102       69.92%     6.915%        628      $165,205      68.52%     46.75%      90.75%
2-4 Family                   24      5,840,607       16.82      6.913         647       243,359      72.24      50.64       70.47
PUD                          16      3,340,982        9.62      6.795         644       208,811      70.89      62.13       94.69
Condo                        10      1,263,780        3.64      6.886         624       126,378      72.36      77.01       81.75
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       197    $34,730,472      100.00%     6.902%        632      $176,297      69.52%     49.99%      87.39%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                              DISTRIBUTION BY STATE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                      MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     STATE             LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
California-South            103    $18,231,765       52.50%     7.079%        633      $177,007      70.70%     47.06%      83.30%
California-North             38      6,659,760       19.18      6.903         617       175,257      69.57      58.00       89.17
New York                     18      3,603,119       10.37      6.590         648       200,173      68.82      38.54      100.00
New Jersey                    6      1,386,159        3.99      6.557         650       231,027      70.66      69.93       55.85
Florida                       6        687,951        1.98      6.628         605       114,659      60.22      44.73      100.00
Hawaii                        2        525,873        1.51      6.497         619       262,936      35.97      32.30      100.00
Colorado                      3        514,745        1.48      6.651         650       171,582      70.78      66.57      100.00
Massachusetts                 2        498,093        1.43      6.500         673       249,046      75.74      55.11      100.00
Texas                         4        433,225        1.25      6.550         653       108,306      75.19      87.45      100.00
Michigan                      3        367,986        1.06      6.538         639       122,662      64.81      50.54      100.00
Illinois                      3        337,027        0.97      6.500         654       112,342      69.91      40.77      100.00
Others                        9      1,484,770        4.28      6.572         627       164,974      68.49      51.41      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       197    $34,730,472      100.00%     6.902%        632      $176,297      69.52%     49.99%      87.39%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                            DISTRIBUTION BY ZIP CODE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
   ZIP CODE           OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
07030                         1       $611,933        1.76%     6.375%        645      $611,933      72.06%    100.00%       0.00%
90016                         2        565,994        1.63      7.359         636       282,997      81.77     100.00      100.00
91913                         2        533,780        1.54      7.353         606       266,890      78.22      41.08      100.00
90650                         3        529,388        1.52      7.059         592       176,463      77.32      60.78      100.00
92114                         3        501,574        1.44      6.864         633       167,191      68.73      28.84       28.84
92336                         3        452,649        1.30      7.002         676       150,883      78.66      65.60      100.00
94589                         2        417,476        1.20      6.990         606       208,738      87.95     100.00      100.00
92804                         1        411,618        1.19      7.350         596       411,618      85.00       0.00      100.00
94601                         2        411,296        1.18      6.806         689       205,648      67.84      56.31      100.00
90606                         2        394,340        1.14      7.363         659       197,170      78.23      54.84        0.00
Others                      176     29,900,425       86.09      6.880         632       169,889      68.25      47.94       89.92
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       197    $34,730,472      100.00%     6.902%        632      $176,297      69.52%     49.99%      87.39%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                 PCT. OF
  REMAINING                                       POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  MONTHS TO           MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
   MATURITY            LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
0 - 180                      20     $2,586,673        7.45%     6.979%        626      $129,334      63.39%     41.13%      93.31%
181 - 240                     5        733,598        2.11      6.932         638       146,720      61.55      41.15       63.16
241 - 360                   172     31,410,202       90.44      6.895         633       182,617      70.21      50.92       87.47
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       197    $34,730,472      100.00%     6.902%        632      $176,297      69.52%     49.99%      87.39%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          DISTRIBUTION BY PRODUCT TYPE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
 PRODUCT TYPE         OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Fixed Rate                  197    $34,730,472      100.00%     6.902%        632      $176,297      69.52%     49.99       87.39%
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       197    $34,730,472      100.00%     6.902%        632      $176,297      69.52%     49.99%      87.39%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   THE GROUP II ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                      $69,029,653
NUMBER OF MORTGAGE LOANS:                                                 162
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                 $426,109
WEIGHTED AVERAGE GROSS COUPON:                                         7.518%
WEIGHTED AVERAGE NET COUPON:                                           7.014%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                     613
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                   81.26%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                          355
WEIGHTED AVERAGE SEASONING (MONTHS):                                        5
WEIGHTED AVERAGE MONTHS TO ROLL:                                           21
WEIGHTED AVERAGE GROSS MARGIN:                                          6.18%
WEIGHTED AVERAGE INITIAL RATE CAP:                                      2.51%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                     1.16%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                          13.84%


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
 CURRENT PRINCIPAL     NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
      BALANCE         OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
$75,001 - $100,000            1        $78,892        0.11%     8.990%        716       $78,892      90.00%      0.00%     100.00%
$300,001 - $350,000          40     13,337,078       19.32      7.617         608       333,427      81.61      40.21       89.95
$350,001 & Above            121     55,613,683       80.56      7.492         614       459,617      81.17      35.49       93.77
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY CURRENT RATE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
  CURRENT RATE        OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
6.99% & Below                56    $24,748,556       35.85%     6.613%        638      $441,939      80.86%     45.48%      94.62%
7.00- 7.49%                  27     11,685,199       16.93      7.290         613       432,785      81.43      23.80       96.84
7.50- 7.99%                  36     14,523,854       21.04      7.757         607       403,440      82.99      42.38       94.16
8.00- 8.49%                  17      7,876,150       11.41      8.283         589       463,303      81.21      33.21       90.51
8.50- 8.99%                  20      7,930,550       11.49      8.732         584       396,528      80.23      24.79       85.05
9.00% & Above                 6      2,265,343        3.28     10.143         550       377,557      77.55      14.43       85.74
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                                  PCT. OF
                                   AGGREGATE       MORT.
                      NUMBER OF    PRINCIPAL      POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                      MORTGAGE      BALANCE      AGG. PRIN.   GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     FICO              LOANS      OUTSTANDING     BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
500-519                       7     $3,045,055        4.41%     8.933%        508      $435,008      68.74%     34.81%     100.00%
520-539                       8      3,607,414        5.23      7.585         530       450,927      76.70      53.91      100.00
540-559                       8      3,305,548        4.79      8.141         551       413,194      78.36      22.72       89.94
560-579                      21      9,127,749       13.22      7.916         570       434,655      79.91      41.71       96.32
580-599                      17      6,586,002        9.54      7.497         590       387,412      77.92      52.29       88.85
600-619                      29     13,192,043       19.11      7.494         609       454,898      81.85      55.22       97.55
620-639                      23     10,046,074       14.55      7.292         629       436,786      82.95      28.70       95.40
640-659                      18      7,471,944       10.82      7.515         649       415,108      84.50       4.80       89.29
660-679                      10      4,570,669        6.62      6.661         666       457,067      82.41      32.11       77.71
680-699                      11      4,356,424        6.31      7.009         689       396,039      84.38      48.19       81.70
700-719                       3        739,809        1.07      7.209         715       246,603      90.00       0.00      100.00
720-739                       3      1,434,194        2.08      7.201         729       478,065      89.95       0.00      100.00
740 & Above                   3      1,212,014        1.76      6.438         760       404,005      90.00       0.00      100.00
N/A                           1        334,714        0.48      9.380         N/A       334,714      85.00       0.00      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY ORIGINAL LTV

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                      MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
 ORIGINAL LTV          LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
50.01 - 60.00%                4     $1,586,734        2.30%     7.579%        593      $396,684      57.85%      0.00%     100.00%
60.01 - 70.00%               16      7,710,099       11.17      7.256         578       481,881      67.18      46.63       91.17
70.01 - 80.00%               57     25,572,502       37.05      7.569         599       448,640      77.31      33.44       89.57
80.01 - 85.00%               30     12,630,359       18.30      7.787         609       421,012      84.45      26.61       94.19
85.01 - 90.00%               43     17,023,979       24.66      7.417         642       395,906      89.81      40.70       95.76
90.01 - 95.00%               12      4,505,980        6.53      7.278         657       375,498      94.81      59.11      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY DOCUMENTATION

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                      MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
 DOCUMENTATION         LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Stated                       82    $34,614,828       50.14%     7.783%        613      $422,132      79.85%      0.00%      92.05%
Full                         58     25,100,734       36.36      7.328         601       432,771      82.22     100.00       91.82
Alt/Limited                  22      9,314,090       13.49      7.044         647       423,368      83.92       0.00      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY LOAN PURPOSE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
   LOAN PURPOSE       OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Cashout Refi                 84    $35,884,631       51.98%     7.579%        609      $427,198      78.42%     36.50%      93.56%
Purchase                     43     17,404,460       25.21      7.660         629       404,755      85.43      39.56       85.68
Debt Consolidation           24     11,265,224       16.32      7.223         600       469,384      83.26      30.50      100.00
Rate/Term Refi               11      4,475,338        6.48      7.218         616       406,849      82.83      37.56      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  OCCUPANCY            NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
    STATUS            OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Owner                       150    $64,225,276       93.04%     7.486%        611      $428,169      81.39%     35.89%     100.00%
Non-Owner                    11      4,481,377        6.49      7.768         636       407,398      79.15      45.80        0.00
Second Home                   1        323,000        0.47     10.500         618       323,000      85.00       0.00        0.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY PROPERTY TYPE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
   PROPERTY            NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     TYPE             OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Single Family               135    $57,690,824       83.57%     7.510%        614      $427,339      81.00%     37.21%      93.64%
PUD                          19      7,570,166       10.97      7.466         601       398,430      83.94      35.14       95.40
Condo                         6      2,857,548        4.14      7.712         611       476,258      79.18      33.99       88.70
2-4 Family                    2        911,115        1.32      7.813         644       455,558      82.29       0.00       49.24
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                              DISTRIBUTION BY STATE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                      MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     STATE             LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
California-North             59    $24,214,801       35.08%     7.346%        623      $410,420      82.78%     37.00%      89.00%
California-South             45     20,342,768       29.47      7.318         611       452,062      82.27      40.70       98.18
Arizona                       6      2,766,819        4.01      7.773         623       461,137      77.57      23.47       47.61
Illinois                      6      2,663,669        3.86      7.649         603       443,945      73.56      13.96      100.00
New Jersey                    6      2,433,333        3.53      7.624         596       405,556      81.49      67.00      100.00
Colorado                      5      2,369,926        3.43      7.600         601       473,985      75.60      51.07       86.37
Michigan                      4      1,631,260        2.36      7.813         630       407,815      80.13      24.26      100.00
Florida                       4      1,583,740        2.29      7.497         603       395,935      82.19      26.84      100.00
Texas                         4      1,488,717        2.16      8.247         558       372,179      70.96      64.29      100.00
Virginia                      3      1,305,965        1.89      8.033         609       435,322      89.51      37.73      100.00
Connecticut                   3      1,229,658        1.78      7.489         616       409,886      88.31      29.31      100.00
Others                       17      6,998,996       10.14      8.170         603       411,706      78.76      19.58      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                            DISTRIBUTION BY ZIP CODE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
  ZIP CODE            OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
94112                         3     $1,479,009        2.14%     7.137%        673      $493,003      83.00%     45.46%      73.93%
94941                         2      1,189,262        1.72      7.688         575       594,631      69.81       0.00      100.00
95008                         2        944,638        1.37      7.612         622       472,319      85.21      51.05       51.05
94533                         2        937,479        1.36      8.501         573       468,740      89.86     100.00      100.00
80207                         1        839,201        1.22      6.240         614       839,201      70.00     100.00      100.00
94605                         2        832,310        1.21      6.870         643       416,155      90.00       0.00      100.00
94014                         2        826,006        1.20      7.228         665       413,003      85.32       0.00      100.00
86325                         2        800,000        1.16      8.740         655       400,000      80.00       0.00        0.00
90024                         1        779,828        1.13      6.750         643       779,828      70.00       0.00      100.00
95118                         2        772,271        1.12      6.924         568       386,135      79.05      46.09      100.00
Others                      143     59,629,649       86.38      7.539         611       416,991      81.42      36.58       94.71
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                 PCT. OF
  REMAINING                                       POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  MONTHS TO           MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
   MATURITY            LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
241 - 360                   162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.00%
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY PRODUCT TYPE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
  PRODUCT TYPE        OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
2/28 LIBOR ARM              140    $59,372,865       86.01%     7.610%        610      $424,092      81.29%     35.50%      91.91%
3/27 LIBOR ARM               22      9,656,788       13.99      6.952         633       438,945      81.10      41.65      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY PERIODIC CAP

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
 PERIODIC CAP         OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
1.00%                       106    $46,333,485       67.12%     7.423%        613      $437,108      81.81%     36.40%      92.24%
1.50%                        56     22,696,167       32.88      7.711         613       405,289      80.14      36.29       94.67
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                      DISTRIBUTION BY MONTHS TO RATE RESET

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  MONTHS TO           MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
  RATE RESET           LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
13-24                       141    $59,922,564       86.81%     7.623%        610      $424,983      81.22%     36.09%      91.98%
25-36                        21      9,107,089       13.19      6.829         634       433,671      81.57      38.13      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                        DISTRIBUTION BY LIFE MAXIMUM RATE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  LIFE MAXIMUM        MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
      RATE             LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
12.99% & Below               45    $20,458,094       29.64%     6.574%        637      $454,624      80.48%     47.45%      93.50%
13.00-13.49%                 19      8,729,149       12.65      7.265         616       459,429      81.99      21.99       95.77
13.50-13.99%                 30     11,794,176       17.09      7.450         619       393,139      84.96      35.67       96.72
14.00-14.49%                 21      9,208,703       13.34      7.929         592       438,510      79.76      32.85      100.00
14.50-14.99%                 27     11,024,360       15.97      8.142         602       408,310      79.88      42.21       85.05
15.00% & Above               20      7,815,171       11.32      9.009         577       390,759      80.66      20.32       86.30
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             DISTRIBUTION BY MARGIN

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                      MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     MARGIN            LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
5.99% & Below                17     $8,587,058       12.44%     6.666%        638      $505,121      78.87%     40.66%     100.00%
6.00- 6.49%                 114     48,029,519       69.58      7.452         617       421,312      82.12      35.56       92.34
6.50- 6.99%                  24      9,362,653       13.56      8.175         580       390,111      80.55      36.66       91.46
7.00% & Above                 7      3,050,422        4.42      8.940         571       435,775      76.64      36.03       89.41
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       162    $69,029,653      100.00%     7.518%        613      $426,109      81.26%     36.36%      93.04%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     THE GROUP II FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                     $138,935,507
NUMBER OF MORTGAGE LOANS:                                                 920
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                 $150,017
WEIGHTED AVERAGE GROSS COUPON:                                         7.897%
WEIGHTED AVERAGE NET COUPON:                                           7.393%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                     615
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                   77.28%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                          342
WEIGHTED AVERAGE SEASONING (MONTHS):                                        4


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
 CURRENT PRINCIPAL     NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
      BALANCE         OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
$25,001 - $50,000            95     $3,992,502        2.87%     9.182%        583       $42,026      68.01%     66.71%      81.09%
$50,001 - $75,000           174     10,876,461        7.83      8.748         586        62,508      75.53      67.70       89.29
$75,001 - $100,000          133     11,614,489        8.36      8.317         591        87,327      74.94      69.05       92.53
$100,001 - $125,000         101     11,242,492        8.09      8.244         594       111,312      76.39      62.80       89.28
$125,001 - $150,000          89     12,154,729        8.75      7.983         604       136,570      78.35      52.81       94.19
$150,001 - $200,000         124     21,157,848       15.23      7.846         614       170,628      75.66      46.96       93.33
$200,001 - $250,000          60     13,448,982        9.68      8.018         601       224,150      80.15      49.13       96.65
$250,001 - $300,000          31      8,520,155        6.13      7.766         613       274,844      81.32      29.63       96.83
$300,001 - $350,000          39     12,667,849        9.12      7.694         630       324,817      80.99      35.99       87.16
$350,001 & Above             74     33,260,000       23.94      7.264         649       449,459      77.14      40.19       96.23
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       920   $138,935,507      100.00%     7.897%        615      $151,017      77.28%     49.32%      93.01%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY CURRENT RATE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
  CURRENT RATE        OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
6.99% & Below               100    $24,700,101       17.78%     6.738%        648      $247,001      72.78%     46.86%      98.70%
7.00- 7.49%                 126     25,306,368       18.21      7.227         634       200,844      76.95      50.17       95.63
7.50- 7.99%                 270     43,883,384       31.59      7.767         614       162,531      78.01      47.67       92.45
8.00- 8.49%                  95     12,040,501        8.67      8.203         613       126,742      80.80      39.53       91.31
8.50- 8.99%                 138     15,864,234       11.42      8.732         587       114,958      78.34      57.03       88.51
9.00- 9.49%                  54      4,594,294        3.31      9.187         563        85,080      77.94      62.58       84.40
9.50- 9.99%                  70      6,318,855        4.55      9.699         566        90,269      79.29      53.62       86.85
10.00% & Above               67      6,227,771        4.48     10.640         575        92,952      79.42      52.31       91.09
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       920   $138,935,507      100.00%     7.897%        615      $151,017      77.28%     49.32%      93.01%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              DISTRIBUTION BY FICO

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     FICO             OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
500-519                      73      8,549,750        6.15      8.776         509       117,120      76.37      69.37       98.86
520-539                      83      9,523,219        6.85      8.673         530       114,738      72.27      67.66       98.93
540-559                      90     10,522,957        7.57      8.331         551       116,922      71.64      52.48       97.00
560-579                      99     11,017,583        7.93      8.343         570       111,289      76.37      65.72       95.76
580-599                      89     13,195,446        9.50      8.007         591       148,263      75.77      52.31       92.55
600-619                     134     21,845,987       15.72      7.735         609       163,030      75.65      52.03       96.04
620-639                     109     16,857,602       12.13      7.617         629       154,657      79.91      44.04       93.99
640-659                      97     15,615,160       11.24      7.703         650       160,981      79.29      50.03       88.85
660-679                      61     11,813,706        8.50      7.593         669       193,667      79.51      38.46       91.65
680-699                      44      8,738,950        6.29      7.665         689       198,613      79.87      17.06       81.50
700-719                      19      4,538,046        3.27      7.379         710       238,845      81.04      33.00       92.54
720-739                       7      2,684,670        1.93      7.127         725       383,524      82.03      20.37       82.50
740 & Above                  14      3,932,481        2.83      6.713         755       280,892      84.94      45.74       81.83
N/A                           1         99,951        0.07      9.500         N/A        99,951      40.82       0.00      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       920   $138,935,507      100.00%     7.897%        615      $151,017      77.28%     49.32%      93.01%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY ORIGINAL LTV

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                      MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
  ORIGINAL LTV         LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
40.00% & Below               18     $1,073,686        0.77%     8.497%        579       $59,649      31.07%     35.33%     100.00%
40.01 - 50.00%               36      4,576,153        3.29      7.734         595       127,115      46.41      46.52       89.19
50.01 - 60.00%               49      6,521,743        4.69      7.397         603       133,097      56.79      52.08       94.14
60.01 - 70.00%              136     21,401,865       15.40      7.691         599       157,367      66.74      31.65       95.83
70.01 - 80.00%              371     52,305,229       37.65      7.961         608       140,984      77.51      49.03       90.60
80.01 - 85.00%              163     25,936,419       18.67      7.976         611       159,119      84.51      61.59       90.97
85.01 - 90.00%              130     23,878,562       17.19      7.997         650       183,681      89.71      49.29       97.15
90.01 - 95.00%               17      3,241,850        2.33      7.903         666       190,697      94.11      75.63      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       920   $138,935,507      100.00%     7.897%        615      $151,017      77.28%     49.32%      93.01%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY DOCUMENTATION

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                      MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
 DOCUMENTATION         LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Full                        526    $68,519,775       49.32%     7.931%        602      $130,266      78.59%    100.00%      93.80%
Stated                      360     64,485,169       46.41      7.877         628       179,125      75.73       0.00       91.89
Alt/Limited                  34      5,930,563        4.27      7.733         625       174,428      79.05       0.00       96.16
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       920   $138,935,507      100.00%     7.897%        615      $151,017      77.28%     49.32%      93.01%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY LOAN PURPOSE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
   LOAN PURPOSE       OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Cashout Refi                596    $88,694,850       63.84%     7.919%        607      $148,817      75.99%     46.89%      94.84%
Rate/Term Refi              181     26,463,471       19.05      7.839         618       146,207      78.55      55.02       93.66
Purchase                    102     14,912,122       10.73      8.081         655       146,197      82.69      42.99       81.74
Debt Consolidation           41      8,865,065        6.38      7.536         623       216,221      77.33      67.27       91.78
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       920   $138,935,507      100.00%     7.897%        615      $151,017      77.28%     49.32%      93.01%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  OCCUPANCY            NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
    STATUS            OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Owner                       839   $129,225,736       93.01%     7.863%        612      $154,024      77.32%     49.73%     100.00%
Non-Owner                    80      9,640,286        6.94      8.353         650       120,504      77.02      44.10        0.00
Second Home                   1         69,486        0.05      7.650         655        69,486      50.00       0.00        0.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       920   $138,935,507      100.00%     7.897%        615      $151,017      77.28%     49.32%      93.01%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY PROPERTY TYPE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
   PROPERTY            NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     TYPE             OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Single Family               736   $104,468,668       75.19%     7.917%        612      $141,941      77.00%     50.44%      95.61%
2-4 Family                   83     18,630,221       13.41      7.711         637       224,460      79.01      43.22       81.50
PUD                          75     13,301,419        9.57      7.987         606       177,352      77.24      47.49       90.35
Condo                        26      2,535,200        1.82      7.961         629        97,508      76.43      57.35       83.83
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       920   $138,935,507      100.00%     7.897%        615      $151,017      77.28%     49.32%      93.01%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                              DISTRIBUTION BY STATE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                      MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
     STATE             LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
California-South            103    $23,203,348       16.70%     7.617%        624      $225,275      78.67%     47.59%      85.86%
New York                     64     16,612,814       11.96      7.596         626       259,575      79.44      41.48       99.36
Florida                     104     12,523,331        9.01      8.017         598       120,417      76.35      44.54       96.71
California-North             49     12,171,009        8.76      7.321         646       248,388      73.20      54.25       88.35
New Jersey                   50     11,517,150        8.29      7.522         619       230,343      74.32      41.20       99.40
Texas                       127     10,763,539        7.75      8.633         588        84,752      74.12      49.18       95.84
Michigan                     39      4,408,745        3.17      7.894         623       113,045      78.72      52.33       96.03
Massachusetts                17      4,048,253        2.91      7.492         627       238,133      73.26      42.18       89.32
Illinois                     23      3,826,121        2.75      8.136         646       166,353      82.39      41.20       97.16
Connecticut                  19      3,421,838        2.46      7.556         616       180,097      74.81      28.50       93.25
Maryland                     13      2,665,547        1.92      8.000         613       205,042      83.59      88.61       95.10
Others                      312     33,773,812       24.31      8.343         600       108,249      78.58      57.56       91.42
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       920   $138,935,507      100.00%     7.897%        615      $151,017      77.28%     49.32%      93.01%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                            DISTRIBUTION BY ZIP CODE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
   ZIP CODE           OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
92694                         2       $820,231        0.59%     7.357%        709      $410,116      76.99%      0.00%       0.00%
02122                         2        771,990        0.56      7.491         617       385,995      85.00     100.00       43.98
11772                         3        735,947        0.53      7.306         656       245,316      84.71      35.51      100.00
11714                         2        691,683        0.50      7.186         626       345,841      85.38      51.94      100.00
11746                         2        673,818        0.48      6.850         678       336,909      72.25       0.00      100.00
90272                         1        649,466        0.47      6.990         618       649,466      73.86     100.00      100.00
07722                         1        646,487        0.47      7.250         714       646,487      70.00       0.00      100.00
91103                         1        646,246        0.47      7.750         655       646,246      65.00       0.00      100.00
93065                         1        626,207        0.45      6.990         676       626,207      72.34       0.00      100.00
94602                         1        599,190        0.43      7.990         610       599,190      72.73       0.00      100.00
Others                      904    132,074,243       95.06      7.927         613       146,100      77.34      50.33       93.60
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       920   $138,935,507      100.00%     7.897%        615      $151,017      77.28%     49.32%      93.01%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                 PCT. OF
  REMAINING                                       POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
  MONTHS TO           MORTGAGE     PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
   MATURITY            LOANS        BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
0 - 180                      93     $7,935,643        5.71%     8.145%        606       $85,329      70.76%     62.94%      95.44%
181 - 240                    31      2,811,017        2.02      8.425         611        90,678      76.10      28.13       97.18
241 - 360                   796    128,188,848       92.27      7.870         616       161,041      77.71      48.94       92.77
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       920   $138,935,507      100.00%     7.897%        615      $151,017      77.28%     49.32%      93.01%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========

                          DISTRIBUTION BY PRODUCT TYPE

                                                 PCT. OF
                                                  POOL BY                WEIGHTED      AVG.      WEIGHTED       PCT.        PCT.
                       NUMBER      PRINCIPAL     PRINCIPAL    GROSS        AVG.      PRINCIPAL     ORIG.       FULL        OWNER
 PRODUCT TYPE         OF LOANS      BALANCE       BALANCE     COUPON       FICO       BALANCE       LTV       LOAN DOC    OCCUPIED
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
Fixed Rate                  916   $137,625,381       99.06%     7.910%        614      $150,246      77.19%     48.84%      92.94%
Fixed Balloon                 4      1,310,127        0.94      6.569         710       327,532      87.17     100.00      100.00
-------------------- ---------- -------------- ------------ ---------- ----------- ------------ ----------- ----------- -----------
TOTAL                       920   $138,935,507      100.00%     7.897%        615      $151,017      77.28%     49.32%      93.01%
==================== ========== ============== ============ ========== =========== ============ =========== =========== ===========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GROUP I LOAN CAP, GROUP II LOAN CAP AND WAC CAP. The information in the following table has been prepared in accordance with the following (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

  DISTRIBUTION    GROUP I LOAN   GROUP II LOAN
      DATE           CAP (%)        CAP (%)       WAC CAP (%)
---------------- -------------- --------------- ---------------
     Jun-03           7.5063         7.2672          7.3922
     Jul-03           7.2631         7.0343          7.1533
     Aug-03           7.5042         7.2703          7.3914
     Sep-03           6.8199         6.6105          6.7185
     Oct-03           8.0350         7.7923          7.9170
     Nov-03           7.2552         7.0393          7.1499
     Dec-03           7.0265         6.8202          6.9255
     Jan-04           7.7514         7.5267          7.6411
     Feb-04           7.2497         7.0418          7.1475
     Mar-04           7.2484         7.0424          7.1469
     Apr-04           7.7471         7.5286          7.6393
     May-04           7.4881         7.2781          7.3842
     Jun-04           7.0195         6.8234          6.9225
     Jul-04           7.7451         7.5296          7.6384
     Aug-04           7.2448         7.0441          7.1453
     Sep-04           7.2443         7.0444          7.1451
     Oct-04           7.5068         7.2794          7.3939
     Nov-04           6.8289         6.6263          6.7282
     Dec-04           9.4758         7.8098          8.6472
     Jan-05           8.9267         7.5049          8.2190
     Feb-05           8.3922         7.2018          7.7992
     Mar-05          10.2556         8.8010          9.5304
     Apr-05           9.2487         7.9198          8.5856
     May-05           9.2506         7.9306          8.5914
     Jun-05           9.6764         7.6737          8.6755
     Jul-05          10.1899         8.1506          9.1699
     Aug-05           9.2645         7.4694          8.3660
     Sep-05          10.5406         8.4980          9.5174
     Oct-05          10.2074         8.2131          9.2076
     Nov-05           9.5759         7.7049          8.6372
     Dec-05          11.3382         8.5003          9.9133
     Jan-06          10.7907         8.1627          9.4702
     Feb-06          10.4541         8.0343          9.2373
     Mar-06          12.5152         9.5232         11.0096
     Apr-06          10.9174         8.3128          9.6058
     May-06          10.5798         8.0575          9.3087
     Jun-06          12.4435         8.8885         10.6506
     Jul-06          12.2178         8.8068         10.4963
     Aug-06          11.4544         8.3455          9.8842
     Sep-06          12.2668         8.9022         10.5663
     Oct-06          12.2770         8.9079         10.5730
     Nov-06          11.8827         8.6217         10.2322
     Dec-06          12.5837         8.9062         10.7210
     Jan-07          11.5007         8.1544          9.8047
     Feb-07          13.0842         9.3209         11.1754
     Mar-07          13.6035         9.6539         11.5988
     Apr-07          12.2843         8.7249         10.4764
     May-07          12.2843         8.7219         10.4737
     Jun-07          12.6910         9.0096         10.8186
     Jul-07          12.6883         9.0065         10.8144
     Aug-07          12.2763         8.7433         10.4769
     Sep-07          12.3231         8.7433         10.4985
     Oct-07          11.9354         8.4751         10.1705
     Nov-07          13.1682         9.3486         11.2188
     Dec-07          12.7265         9.0339         10.8406
     Jan-08          11.5670         8.2098          9.8512
     Feb-08          13.1596         9.3459         11.2092
     Mar-08          13.1704         9.3448         11.2126
     Apr-08          11.9331         8.4673         10.1582
     May-08          13.1647         9.3401         11.2047
     Jun-08          12.3127         8.7345         10.4777
     Jul-08          12.3100         8.7315         10.4737
     Aug-08          12.7176         9.0195         10.8186
     Sep-08          11.5589         8.1968          9.8313
     Oct-08          13.6201         9.6573         11.5824
     Nov-08          12.2993         8.7198         10.4575
     Dec-08          11.9124         8.4445         10.1268
     Jan-09          13.1419         9.3149         11.1701
     Feb-09          12.2914         8.7111         10.4455
     Mar-09          13.6054         9.6412         11.5602
     Apr-09          12.2861         8.7053         10.4375
     May-09          12.6929         8.9925         10.7813
     Jun-09          11.5365         8.1723          9.7975
     Jul-09          13.5937         9.6285         11.5426
     Aug-09          12.2756         8.6939         10.4216
     Sep-09          11.8894         8.4194         10.0922
     Oct-09          13.1165         9.2874         11.1320
     Nov-09          12.2677         8.6854         10.4098
     Dec-09          12.2651         8.6826         10.4059
     Jan-10          12.6712         8.9691         10.7488
     Feb-10          11.5169         8.1511          9.7679
     Mar-10          13.5706         9.6036         11.5079
     Apr-10          13.0999         9.2695         11.1069
     May-10          12.6605         8.9576         10.7327
     Jun-10          11.8667         8.3951         10.0582
     Jul-10          13.0916         9.2606         11.0946
     Aug-10          12.2444         8.6604         10.3749
     Sep-10          12.2418         8.6577         10.3711
     Oct-10          12.6472         8.9435         10.7129
     Nov-10          11.4951         8.1279          9.7354
     Dec-10          13.5449         9.5763         11.4696
     Jan-11          12.2316         8.6469         10.3559
     Feb-11          11.4879         8.1203          9.7247
     Mar-11          14.0378         9.9218         11.8814
     Apr-11          12.6314         8.9269         10.6894
     May-11          12.6288         8.9241         10.6855
     Jun-11          12.2189         8.6336         10.3370
     Jul-11          12.6236         8.9187         10.6778
     Aug-11          11.4737         8.1054          9.7036
     Sep-11          13.0536         9.2206         11.0380
     Oct-11          12.6159         8.9106         10.6663
     Nov-11          11.8249         8.3511          9.9960


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

  DISTRIBUTION    GROUP I LOAN   GROUP II LOAN
      DATE           CAP (%)        CAP (%)       WAC CAP (%)
---------------- -------------- --------------- ---------------
     Dec-11          13.0456         9.2123         11.0262
     Jan-12          12.2014         8.6154         10.3111
     Feb-12          11.8177         8.3437          9.9854
     Mar-12          13.5033         9.5328         11.4078
     Apr-12          12.1940         8.6077         10.3002
     May-12          12.1916         8.6052         10.2966
     Jun-12          12.5954         8.8894         10.6360
     Jul-12          12.5929         8.8868         10.6323
     Aug-12          12.1843         8.5976         10.2858
     Sep-12          12.1818         8.5951         10.2822
     Oct-12          11.7988         8.3241          9.9574
     Nov-12          13.0168         9.1826         10.9837
     Dec-12          12.5804         8.8739         10.6139
     Jan-13          11.4345         8.0649          9.6457
     Feb-13          13.0091         9.1747         10.9723
     Mar-13          13.4711         9.4996         11.3603
     Apr-13          11.4278         8.0580          9.6358
     May-13          13.4658         9.4943         11.3526



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GROUP I LOAN CAP, EFFECTIVE GROUP II LOAN CAP AND EFFECTIVE WAC CAP. The Group I Loan Cap, the Effective Group II Loan Cap (The Group II Loan Cap plus the purchased interest rate cap) and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) are provided in the following table. The information in the following table has been prepared in accordance with (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


  DISTRIBUTION    GROUP I LOAN   EFF. GROUP II     EFF. WAC
      DATE           CAP (%)      LOAN CAP (%)      CAP (%)
---------------- -------------- --------------- ---------------
     Jun-03           7.5063        10.4684          8.9205
     Jul-03           7.2631        11.0997          9.1039
     Aug-03           7.5042        11.6356          9.4957
     Sep-03           6.8199        10.5994          8.6496
     Oct-03           8.0350        12.3630         10.1385
     Nov-03           7.2552        11.3232          9.2393
     Dec-03           7.0265        10.8514          8.8980
     Jan-04           7.7514        12.1382          9.9039
     Feb-04           7.2497        11.3680          9.2754
     Mar-04           7.2484        11.0990          9.1463
     Apr-04           7.7471        12.1729          9.9322
     May-04           7.4881        11.6291          9.5351
     Jun-04           7.0195        11.0426          9.0101
     Jul-04           7.7451        12.0395          9.8717
     Aug-04           7.2448        11.4080          9.3083
     Sep-04           7.2443        11.4125          9.3120
     Oct-04           7.5068        11.6519          9.5649
     Nov-04           6.8289        10.7377          8.7714
     Dec-04           9.4758        12.5037         10.9818
     Jan-05           8.9267        11.8902         10.4018
     Feb-05           8.3922        11.3250          9.8532
     Mar-05          10.2556        13.3568         11.8017
     Apr-05           9.2487        12.4633         10.8527
     May-05           9.2506        12.3315         10.7891
     Jun-05           9.6764        12.0784         10.8769
     Jul-05          10.1899        12.5591         11.3749
     Aug-05           9.2645        11.6143         10.4407
     Sep-05          10.5406        13.2185         11.8820
     Oct-05          10.2074        12.6327         11.4233
     Nov-05           9.5759        11.9900         10.7871
     Dec-05          11.3382        13.0799         12.2127
     Jan-06          10.7907        12.5933         11.6964
     Feb-06          10.4541        12.3299         11.3974
     Mar-06          12.5152        14.1253         13.3254
     Apr-06          10.9174        12.7540         11.8423
     May-06          10.5798        12.2243         11.4086
     Jun-06          12.4435        13.6434         13.0486
     Jul-06          12.2178        13.2583         12.7429
     Aug-06          11.4544        12.6611         12.0638
     Sep-06          12.2668        13.5089         12.8946
     Oct-06          12.2770        13.3694         12.8295
     Nov-06          11.8827        13.0864         12.4919
     Dec-06          12.5837        13.3742         12.9840
     Jan-07          11.5007        12.3547         11.9336
     Feb-07          13.0842        14.1039         13.6014
     Mar-07          13.6035        14.1316         13.8715
     Apr-07          12.2843        13.2058         12.7523
     May-07          12.2843        13.0613         12.6793
     Jun-07          12.6910        13.6464         13.1769
     Jul-07          12.6883        13.4969         13.0998
     Aug-07          12.2763        13.2368         12.7655
     Sep-07          12.3231        13.2400         12.7904
     Oct-07          11.9354        12.6936         12.3221
     Nov-07          13.1682        14.1620         13.6754
     Dec-07          12.7265        13.5398         13.1419
     Jan-08          11.5670        12.4456         12.0160
     Feb-08          13.1596        14.1691         13.6759
     Mar-08          13.1704        13.8599         13.5233
     Apr-08          11.9331        12.8443         12.3997
     May-08          13.1647        14.0172         13.6015
     Jun-08          12.3127        13.2587         12.7978
     Jul-08          12.3100        13.1127         12.7219
     Aug-08          12.7176        13.7008         13.2225
     Sep-08          11.5589        12.4553         12.0195
     Oct-08          13.6201        14.5175         14.0815
     Nov-08          12.2993        13.2590         12.7931
     Dec-08          11.9124        12.7027         12.3193
     Jan-09          13.1419        14.1735         13.6734
     Feb-09          12.2914        13.2591         12.7903
     Mar-09          13.6054        14.1921         13.9081
     Apr-09          12.2861        13.2591         12.7884
     May-09          12.6929        13.5493         13.1353
     Jun-09          11.5365        12.4556         12.0116
     Jul-09          13.5937        14.5169         14.0713
     Aug-09          12.2756        13.2593         12.7847
     Sep-09          11.8894        12.8449         12.3843
     Oct-09          13.1165        14.0161         13.5828
     Nov-09          12.2677        13.2593         12.7820
     Dec-09          12.2651        13.1117         12.7045
     Jan-10          12.6712        13.7013         13.2062
     Feb-10          11.5169        12.4558         12.0048
     Mar-10          13.5706        14.1888         13.8920
     Apr-10          13.0999        14.1739         13.6586
     May-10          12.6605        13.5484         13.1228
     Jun-10          11.8667        12.8451         12.3764
     Jul-10          13.0916        14.0154         13.5731
     Aug-10          12.2444        13.2594         12.7738
     Sep-10          12.2418        13.2594         12.7730
     Oct-10          12.6472        13.5479         13.1176
     Nov-10          11.4951        12.4558         11.9972
     Dec-10          13.5449        14.5155         14.0524
     Jan-11          12.2316        13.2594         12.7694
     Feb-11          11.4879        12.4558         11.9947
     Mar-11          14.0378        14.7107         14.3903
     Apr-11          12.6314        13.7014         13.1923
    * May-11         12.6288        13.5473         13.1106
     Jun-11          12.2189         8.6336         10.3370


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

  DISTRIBUTION    GROUP I LOAN   EFF. GROUP II     EFF. WAC
      DATE           CAP (%)      LOAN CAP (%)      CAP (%)
---------------- -------------- --------------- ---------------
     Jul-11          12.6236         8.9187         10.6778
     Aug-11          11.4737         8.1054          9.7036
     Sep-11          13.0536         9.2206         11.0380
     Oct-11          12.6159         8.9106         10.6663
     Nov-11          11.8249         8.3511          9.9960
     Dec-11          13.0456         9.2123         11.0262
     Jan-12          12.2014         8.6154         10.3111
     Feb-12          11.8177         8.3437          9.9854
     Mar-12          13.5033         9.5328         11.4078
     Apr-12          12.1940         8.6077         10.3002
     May-12          12.1916         8.6052         10.2966
     Jun-12          12.5954         8.8894         10.6360
     Jul-12          12.5929         8.8868         10.6323
     Aug-12          12.1843         8.5976         10.2858
     Sep-12          12.1818         8.5951         10.2822
     Oct-12          11.7988         8.3241          9.9574
     Nov-12          13.0168         9.1826         10.9837
     Dec-12          12.5804         8.8739         10.6139
     Jan-13          11.4345         8.0649          9.6457
     Feb-13          13.0091         9.1747         10.9723
     Mar-13          13.4711         9.4996         11.3603
     Apr-13          11.4278         8.0580          9.6358
     May-13          13.4658         9.4943         11.3526


* Represents the final month of the interest rate cap agreement.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

APPENDIX A - INTEREST RATE CAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE
--------------------------------------------------------------------

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") with an initial notional amount of $173,665,980 (the initial fixed rate collateral notional balance). The Interest Rate Cap (corridor) will have a term of 96 months and a strike rate of 1-month LIBOR equal to 5.00% effective up to 1-month LIBOR equal to 10.00%. Interest Rate Cap payments will be available to pay basis risk shortfall carry forward amounts on the Class A-2A, A-2B, M-1, M-2, M-3, B-1, and B-2 Certificates in the manner described therein. The notional amount of the Interest Rate Cap will amortize as specified in the amortization schedule below.


    DEAL AGE        INTEREST RATE CAP         DEAL AGE        INTEREST RATE CAP                             INTEREST RATE CAP
    (MONTHS)       NOTIONAL AMOUNT ($)        (MONTHS)       NOTIONAL AMOUNT ($)      DEAL AGE (MONTHS)    NOTIONAL AMOUNT ($)
--------------- ------------------------- --------------- ------------------------ ---------------------- ---------------------
       1               173,665,980               33               86,015,487                 65                38,492,268
       2               172,008,159               34               83,891,893                 66                37,531,467
       3               170,148,552               35               81,820,104                 67                36,594,282
       4               168,090,740               36               79,798,868                 68                35,680,135
       5               165,839,045               37               77,826,961                 69                34,788,469
       6               163,398,517               38               75,903,189                 70                33,918,735
       7               160,774,928               39               74,026,386                 71                33,070,400
       8               157,974,749               40               72,195,417                 72                32,242,943
       9               155,005,137               41               70,409,171                 73                31,435,856
       10              151,873,901               42               68,666,566                 74                30,648,643
       11              148,589,482               43               66,966,544                 75                29,880,820
       12              145,160,912               44               65,308,073                 76                29,131,915
       13              141,597,779               45               63,690,148                 77                28,401,467
       14              138,121,223               46               62,111,785                 78                27,689,025
       15              134,729,157               47               60,572,027                 79                26,994,152
       16              131,419,541               48               59,069,937                 80                26,316,419
       17              128,190,385               49               57,604,602                 81                25,655,409
       18              125,039,748               50               56,175,131                 82                25,010,712
       19              121,965,734               51               54,780,654                 83                24,381,932
       20              118,966,493               52               53,420,323                 84                23,768,681
       21              116,040,221               53               52,093,309                 85                23,170,579
       22              113,185,154               54               50,798,805                 86                22,587,256
       23              110,399,574               55               49,536,020                 87                22,018,352
       24              107,681,802               56               48,304,186                 88                21,463,515
       25              105,030,199               57               47,102,551                 89                20,922,401
       26              102,443,168               58               45,930,382                 90                20,394,675
       27               99,919,147               59               44,786,963                 91                19,880,010
       28               97,456,614               60               43,671,597                 92                19,378,087
       29               95,054,083               61               42,583,601                 93                18,888,594
       30               92,710,104               62               41,522,312                 94                18,411,228
       31               90,423,260               63               40,487,079                 95                17,945,692
       32               88,192,170               64               39,477,271                 96                17,491,696


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAMP2003HE1 - PRICE/YIELD - M2

Balance                $23,957,000.00         Delay                  0
Coupon                 3.1675                 Dated                  5/28/2003
Settle                 5/28/2003              First Payment          6/20/2003

PRICE
100.00000

                             SCENARIO 1             SCENARIO 2             SCENARIO 3
YIELD                                    4.96                   5.34                   4.95
DISC MARGIN                               190                    191                    190
WAL                                      5.61                   7.76                   5.57
MOD DURN                                 4.90                   6.49                   4.88
PRINCIPAL WINDOW                Jul06 - Jun16          Mar10 - May12          Jul06 - Mar20
PRINCIPAL WRITEDOWN               0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)
TOTAL COLLAT LOSS        19,540,542.06 (4.49%)  39,081,084.17 (8.97%)  25,812,911.17 (5.93%)

LOSS SEVERITY                            100%                   100%                   100%
SERVICER ADVANCES                        100%                   100%                   100%
LIQUIDATION LAG                             0                      0                      0

OPTIONAL REDEMPTION                        No                     No                     No


** Prepay at 10 ramp to 25 CPR over 12 months, remain 25CPR afterthat ** Priced at par



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSA03HE1 - PRICE/YIELD - M2

Balance             $23,957,000.00         Delay                      0
Coupon              3.16                   Dated                      5/28/2003
Settle              5/28/2003              First Payment              6/20/2003

PRICE
100.00000

                           SCENARIO 1                 SCENARIO 2                SCENARIO 3
YIELD                                    5.26                       5.34                      5.24
DISC MARGIN                               187                        191                       187
WAL                                      7.55                       7.76                      7.48
MOD DURN                                 6.35                       6.49                      6.30
PRINCIPAL WINDOW                Feb10 - Dec11              Mar10 - May12             Feb10 - Oct11
PRINCIPAL WRITEDOWN               0.00 (0.00%)               0.00 (0.00%)              0.00 (0.00%)
TOTAL COLLAT LOSS        19,540,542.06 (4.49%)      39,081,084.17 (8.97%)     21,413,576.63 (4.92%)

LOSS SEVERITY                            100%                       100%                      100%
SERVICER ADVANCES                        100%                       100%                      100%
LIQUIDATION LAG                             0                          0                         0

OPTIONAL REDEMPTION                        No                         No                        No


** Prepay at 10 ramp to 25 CPR over 12 months, remain 25CPR afterthat ** Priced at par



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP2003HE1 - COLLATERAL CASHFLOW WITH TRIGGER WORKING

SCENARIO 1

Prepayment Speed: 10CPR ramp over 12month to 25 CPR, then remain at 25CPR Loss Assumption: 100% Sev, Adv 100%, 0 month Recovery lag

Period        Date        Balance          Net Loss           Equv. CDR
Total                                      19,540,542.06

            0   28-May-03   435,589,435.49            0
            1   20-Jun-03   431,461,492.44            0           0.000
            2   20-Jul-03   426,826,962.92            0           0.000
            3   20-Aug-03   421,694,723.44            0           0.000
            4   20-Sep-03   416,075,503.21            0           0.000
            5   20-Oct-03   409,981,866.33            0           0.000
            6   20-Nov-03   403,428,182.95            0           0.000
            7   20-Dec-03   396,430,589.30            0           0.000
            8   20-Jan-04   389,006,936.44            0           0.000
            9   20-Feb-04   381,089,678.57    87,117.89           0.268
           10   20-Mar-04   372,788,824.58    87,117.89           0.274
           11   20-Apr-04   364,083,636.86   130,676.83           0.420
           12   20-May-04   355,042,884.70   130,676.83           0.430
           13   20-Jun-04   346,025,481.34   326,692.08           1.099
           14   20-Jul-04   337,226,800.84   326,692.08           1.127
           15   20-Aug-04   328,641,575.46   326,692.08           1.156
           16   20-Sep-04   320,264,663.75   326,692.08           1.186
           17   20-Oct-04   312,091,210.72   326,692.08           1.217
           18   20-Nov-04   304,116,266.63   326,692.08           1.249
           19   20-Dec-04   296,341,213.04   326,692.08           1.281
           20   20-Jan-05   288,760,175.84   326,692.08           1.315
           21   20-Feb-05   281,364,284.06   326,692.08           1.349
           22   20-Mar-05   274,147,765.12   326,692.08           1.384
           23   20-Apr-05   267,106,424.75   326,692.08           1.421
           24   20-May-05   260,235,979.29   326,692.08           1.458
           25   20-Jun-05   253,392,533.35   471,888.55           2.154
           26   20-Jul-05   246,718,071.41   471,888.55           2.212
           27   20-Aug-05   240,206,038.49   471,888.55           2.271
           28   20-Sep-05   233,851,961.87   471,888.55           2.332
           29   20-Oct-05   227,652,129.60   471,888.55           2.395
           30   20-Nov-05   221,602,862.09   471,888.55           2.459
           31   20-Dec-05   215,704,066.29   471,888.55           2.526
           32   20-Jan-06   209,950,348.23   471,888.55           2.594
           33   20-Feb-06   204,337,773.70   471,888.55           2.664
           34   20-Mar-06   198,862,566.53   471,888.55           2.736
           35   20-Apr-06   193,520,523.59   471,888.55           2.811
           36   20-May-06   188,308,127.20   471,888.55           2.887
           37   20-Jun-06   183,261,106.85   435,589.44           2.741
           38   20-Jul-06   178,338,020.33   435,589.44           2.815
           39   20-Aug-06   173,534,742.90   435,589.44           2.892
           40   20-Sep-06   168,848,212.54   435,589.44           2.971
           41   20-Oct-06   164,275,463.57   435,589.44           3.052
           42   20-Nov-06   159,813,718.07   435,589.44           3.136
           43   20-Dec-06   155,462,132.36   435,589.44           3.222
           44   20-Jan-07   151,217,138.86   435,589.44           3.311
           45   20-Feb-07   147,075,405.49   435,589.44           3.402
           46   20-Mar-07   143,034,327.11   435,589.44           3.497
           47   20-Apr-07   139,091,396.08   435,589.44           3.594
           48   20-May-07   135,244,227.75   435,589.44           3.694
           49   20-Jun-07   131,778,974.20   148,100.41           1.306
           50   20-Jul-07   128,398,526.49   148,100.41           1.340
           51   20-Aug-07   125,100,297.31   148,100.41           1.375
           52   20-Sep-07   121,882,203.07   148,100.41           1.411
           53   20-Oct-07   118,742,258.45   148,100.41           1.448
           54   20-Nov-07   115,678,561.85   148,100.41           1.486
           55   20-Dec-07   112,690,325.35   148,100.41           1.526
           56   20-Jan-08   109,775,240.68   148,100.41           1.566
           57   20-Feb-08   106,931,092.32   148,100.41           1.607
           58   20-Mar-08   104,156,088.33   148,100.41           1.649
           59   20-Apr-08   101,448,519.78   148,100.41           1.693
           60   20-May-08    98,806,746.71   148,100.41           1.738
           61   20-Jun-08    96,230,132.51   148,100.41           1.784
           62   20-Jul-08    93,716,683.15   148,100.41           1.831
           63   20-Aug-08    91,264,450.55   148,100.41           1.880
           64   20-Sep-08    88,871,877.60   148,100.41           1.930
           65   20-Oct-08    86,537,485.79   148,100.41           1.982
           66   20-Nov-08    84,259,859.25   148,100.41           2.034
           67   20-Dec-08    82,038,103.36   148,100.41           2.089
           68   20-Jan-09    79,870,590.22   148,100.41           2.145
           69   20-Feb-09    77,755,836.07   148,100.41           2.203
           70   20-Mar-09    75,692,542.65   148,100.41           2.262
           71   20-Apr-09    73,679,460.60   148,100.41           2.323
           72   20-May-09    71,715,377.41   148,100.41           2.386
           73   20-Jun-09    69,799,189.52   148,100.41           2.450
           74   20-Jul-09    67,929,718.28   148,100.41           2.517
           75   20-Aug-09    66,105,800.24   148,100.41           2.585
           76   20-Sep-09    64,326,329.43   148,100.41           2.656
           77   20-Oct-09    62,590,227.98   148,100.41           2.728
           78   20-Nov-09    61,044,394.21            0           0.000
           79   20-Dec-09    59,536,435.63            0           0.000
           80   20-Jan-10    58,065,349.71            0           0.000
           81   20-Feb-10    56,630,136.04            0           0.000
           82   20-Mar-10    55,229,907.17            0           0.000
           83   20-Apr-10    53,863,805.89            0           0.000
           84   20-May-10    52,531,003.00            0           0.000
           85   20-Jun-10    51,231,010.51            0           0.000
           86   20-Jul-10    49,962,892.61            0           0.000
           87   20-Aug-10    48,725,737.73            0           0.000
           88   20-Sep-10    47,518,771.88            0           0.000
           89   20-Oct-10    46,341,252.42            0           0.000
           90   20-Nov-10    45,192,463.61            0           0.000
           91   20-Dec-10    44,071,857.25            0           0.000
           92   20-Jan-11    42,978,663.99            0           0.000
           93   20-Feb-11    41,912,167.92            0           0.000
           94   20-Mar-11    40,871,715.24            0           0.000
           95   20-Apr-11    39,856,673.84            0           0.000
           96   20-May-11    38,866,428.64            0           0.000
           97   20-Jun-11    37,900,383.33            0           0.000
           98   20-Jul-11    36,957,953.53            0           0.000
           99   20-Aug-11    36,038,567.27            0           0.000
          100   20-Sep-11    35,141,667.15            0           0.000
          101   20-Oct-11    34,266,707.65            0           0.000
          102   20-Nov-11    33,413,157.25            0           0.000
          103   20-Dec-11    32,580,615.38            0           0.000
          104   20-Jan-12    31,768,538.09            0           0.000
          105   20-Feb-12    30,976,368.68            0           0.000
          106   20-Mar-12    30,203,612.79            0           0.000
          107   20-Apr-12    29,449,792.24            0           0.000
          108   20-May-12    28,714,445.06            0           0.000
          109   20-Jun-12    27,997,328.95            0           0.000
          110   20-Jul-12    27,297,905.91            0           0.000
          111   20-Aug-12    26,615,657.59            0           0.000
          112   20-Sep-12    25,950,150.96            0           0.000
          113   20-Oct-12    25,300,971.98            0           0.000
          114   20-Nov-12    24,667,721.97            0           0.000
          115   20-Dec-12    24,050,093.75            0           0.000
          116   20-Jan-13    23,447,676.59            0           0.000
          117   20-Feb-13    22,860,060.10            0           0.000
          118   20-Mar-13    22,286,878.39            0           0.000
          119   20-Apr-13    21,727,778.69            0           0.000
          120   20-May-13    21,182,418.47            0           0.000
          121   20-Jun-13    20,650,485.54            0           0.000
          122   20-Jul-13    20,131,645.92            0           0.000
          123   20-Aug-13    19,625,572.97            0           0.000
          124   20-Sep-13    19,131,954.72            0           0.000
          125   20-Oct-13    18,650,487.10            0           0.000
          126   20-Nov-13    18,180,874.31            0           0.000
          127   20-Dec-13    17,722,930.44            0           0.000
          128   20-Jan-14    17,276,339.74            0           0.000
          129   20-Feb-14    16,840,774.41            0           0.000
          130   20-Mar-14    16,415,956.37            0           0.000
          131   20-Apr-14    16,001,617.40            0           0.000
          132   20-May-14    15,597,499.66            0           0.000
          133   20-Jun-14    15,203,555.65            0           0.000
          134   20-Jul-14    14,819,445.28            0           0.000
          135   20-Aug-14    14,444,839.11            0           0.000
          136   20-Sep-14    14,079,488.87            0           0.000
          137   20-Oct-14    13,723,161.28            0           0.000
          138   20-Nov-14    13,375,634.01            0           0.000
          139   20-Dec-14    13,036,715.96            0           0.000
          140   20-Jan-15    12,706,161.07            0           0.000
          141   20-Feb-15    12,383,767.60            0           0.000
          142   20-Mar-15    12,069,339.39            0           0.000
          143   20-Apr-15    11,762,685.90            0           0.000
          144   20-May-15    11,463,619.44            0           0.000
          145   20-Jun-15    11,171,820.55            0           0.000
          146   20-Jul-15    10,887,176.43            0           0.000
          147   20-Aug-15    10,609,572.60            0           0.000
          148   20-Sep-15    10,338,848.15            0           0.000
          149   20-Oct-15    10,074,839.95            0           0.000
          150   20-Nov-15     9,817,385.68            0           0.000
          151   20-Dec-15     9,566,338.57            0           0.000
          152   20-Jan-16     9,321,555.67            0           0.000
          153   20-Feb-16     9,082,867.63            0           0.000
          154   20-Mar-16     8,850,121.37            0           0.000
          155   20-Apr-16     8,623,168.17            0           0.000
          156   20-May-16     8,401,864.68            0           0.000
          157   20-Jun-16     8,186,173.43            0           0.000
          158   20-Jul-16     7,975,907.33            0           0.000
          159   20-Aug-16     7,770,891.13            0           0.000
          160   20-Sep-16     7,570,988.85            0           0.000
          161   20-Oct-16     7,376,071.44            0           0.000
          162   20-Nov-16     7,186,015.56            0           0.000
          163   20-Dec-16     7,000,761.79            0           0.000
          164   20-Jan-17     6,820,165.87            0           0.000
          165   20-Feb-17     6,644,087.17            0           0.000
          166   20-Mar-17     6,472,410.21            0           0.000
          167   20-Apr-17     6,305,024.49            0           0.000
          168   20-May-17     6,141,823.73            0           0.000
          169   20-Jun-17     5,982,778.05            0           0.000
          170   20-Jul-17     5,827,752.21            0           0.000
          171   20-Aug-17     5,676,615.06            0           0.000
          172   20-Sep-17     5,529,265.04            0           0.000
          173   20-Oct-17     5,385,606.16            0           0.000
          174   20-Nov-17     5,245,546.77            0           0.000
          175   20-Dec-17     5,109,007.63            0           0.000
          176   20-Jan-18     4,975,888.81            0           0.000
          177   20-Feb-18     4,846,106.76            0           0.000
          178   20-Mar-18     4,719,580.21            0           0.000
          179   20-Apr-18     4,596,230.42            0           0.000
          180   20-May-18     4,475,979.94            0           0.000
          181   20-Jun-18     4,358,710.03            0           0.000
          182   20-Jul-18     4,244,367.30            0           0.000
          183   20-Aug-18     4,132,898.64            0           0.000
          184   20-Sep-18     4,024,236.63            0           0.000
          185   20-Oct-18     3,918,313.77            0           0.000
          186   20-Nov-18     3,815,063.19            0           0.000
          187   20-Dec-18     3,714,391.62            0           0.000
          188   20-Jan-19     3,616,248.47            0           0.000
          189   20-Feb-19     3,520,583.23            0           0.000
          190   20-Mar-19     3,427,336.89            0           0.000
          191   20-Apr-19     3,336,450.91            0           0.000
          192   20-May-19     3,247,867.39            0           0.000
          193   20-Jun-19     3,161,508.02            0           0.000
          194   20-Jul-19     3,077,327.86            0           0.000
          195   20-Aug-19     2,995,282.49            0           0.000
          196   20-Sep-19     2,915,320.74            0           0.000
          197   20-Oct-19     2,837,391.88            0           0.000
          198   20-Nov-19     2,761,445.96            0           0.000
          199   20-Dec-19     2,687,416.92            0           0.000
          200   20-Jan-20     2,615,265.16            0           0.000
          201   20-Feb-20     2,544,951.51            0           0.000
          202   20-Mar-20     2,476,431.78            0           0.000
          203   20-Apr-20     2,409,662.17            0           0.000
          204   20-May-20     2,344,599.49            0           0.000
          205   20-Jun-20     2,281,188.34            0           0.000
          206   20-Jul-20     2,219,393.73            0           0.000
          207   20-Aug-20     2,159,181.28            0           0.000
          208   20-Sep-20     2,100,512.62            0           0.000
          209   20-Oct-20     2,043,349.85            0           0.000
          210   20-Nov-20     1,987,655.70            0           0.000
          211   20-Dec-20     1,933,383.43            0           0.000
          212   20-Jan-21     1,880,502.52            0           0.000
          213   20-Feb-21     1,828,982.62            0           0.000
          214   20-Mar-21     1,778,790.55            0           0.000
          215   20-Apr-21     1,729,893.58            0           0.000
          216   20-May-21     1,682,259.52            0           0.000
          217   20-Jun-21     1,635,849.71            0           0.000
          218   20-Jul-21     1,590,636.93            0           0.000
          219   20-Aug-21     1,546,594.35            0           0.000
          220   20-Sep-21     1,503,693.24            0           0.000
          221   20-Oct-21     1,461,905.26            0           0.000
          222   20-Nov-21     1,421,202.66            0           0.000
          223   20-Dec-21     1,381,552.95            0           0.000
          224   20-Jan-22     1,342,932.28            0           0.000
          225   20-Feb-22     1,305,317.12            0           0.000
          226   20-Mar-22     1,268,682.62            0           0.000
          227   20-Apr-22     1,233,004.35            0           0.000
          228   20-May-22     1,198,258.35            0           0.000
          229   20-Jun-22     1,164,417.92            0           0.000
          230   20-Jul-22     1,131,461.82            0           0.000
          231   20-Aug-22     1,099,374.94            0           0.000
          232   20-Sep-22     1,068,129.84            0           0.000
          233   20-Oct-22     1,037,705.40            0           0.000
          234   20-Nov-22     1,008,080.96            0           0.000
          235   20-Dec-22       979,234.24            0           0.000
          236   20-Jan-23       951,146.69            0           0.000
          237   20-Feb-23       923,799.94            0           0.000
          238   20-Mar-23       897,175.39            0           0.000
          239   20-Apr-23       871,254.86            0           0.000
          240   20-May-23       846,020.57            0           0.000
          241   20-Jun-23       821,452.17            0           0.000
          242   20-Jul-23       797,533.73            0           0.000
          243   20-Aug-23       774,250.35            0           0.000
          244   20-Sep-23       751,586.21            0           0.000
          245   20-Oct-23       729,525.73            0           0.000
          246   20-Nov-23       708,053.65            0           0.000
          247   20-Dec-23       687,150.73            0           0.000
          248   20-Jan-24       666,804.59            0           0.000
          249   20-Feb-24       647,002.86            0           0.000
          250   20-Mar-24       627,731.96            0           0.000
          251   20-Apr-24       608,978.56            0           0.000
          252   20-May-24       590,729.49            0           0.000
          253   20-Jun-24       572,968.58            0           0.000
          254   20-Jul-24       554,266.56            0           0.000
          255   20-Aug-24       537,493.40            0           0.000
          256   20-Sep-24       521,173.80            0           0.000
          257   20-Oct-24       505,296.27            0           0.000
          258   20-Nov-24       489,849.52            0           0.000
          259   20-Dec-24       474,819.88            0           0.000
          260   20-Jan-25       460,197.86            0           0.000
          261   20-Feb-25       445,974.13            0           0.000
          262   20-Mar-25       432,138.66            0           0.000
          263   20-Apr-25       418,681.57            0           0.000
          264   20-May-25       405,593.13            0           0.000
          265   20-Jun-25       392,861.81            0           0.000
          266   20-Jul-25       380,479.35            0           0.000
          267   20-Aug-25       368,437.65            0           0.000
          268   20-Sep-25       356,728.04            0           0.000
          269   20-Oct-25       345,341.99            0           0.000
          270   20-Nov-25       334,271.16            0           0.000
          271   20-Dec-25       323,505.76            0           0.000
          272   20-Jan-26       313,038.63            0           0.000
          273   20-Feb-26       302,862.73            0           0.000
          274   20-Mar-26       292,970.60            0           0.000
          275   20-Apr-26       283,354.92            0           0.000
          276   20-May-26       274,008.50            0           0.000
          277   20-Jun-26       264,923.16            0           0.000
          278   20-Jul-26       256,092.62            0           0.000
          279   20-Aug-26       247,510.75            0           0.000
          280   20-Sep-26       239,171.13            0           0.000
          281   20-Oct-26       231,067.45            0           0.000
          282   20-Nov-26       223,193.56            0           0.000
          283   20-Dec-26       215,542.48            0           0.000
          284   20-Jan-27       208,108.83            0           0.000
          285   20-Feb-27       200,887.28            0           0.000
          286   20-Mar-27       193,872.31            0           0.000
          287   20-Apr-27       187,058.50            0           0.000
          288   20-May-27       180,440.57            0           0.000
          289   20-Jun-27       174,012.70            0           0.000
          290   20-Jul-27       167,770.17            0           0.000
          291   20-Aug-27       161,708.34            0           0.000
          292   20-Sep-27       155,822.47            0           0.000
          293   20-Oct-27       150,107.91            0           0.000
          294   20-Nov-27       144,560.12            0           0.000
          295   20-Dec-27       139,175.44            0           0.000
          296   20-Jan-28       133,948.46            0           0.000
          297   20-Feb-28       128,875.20            0           0.000
          298   20-Mar-28       123,951.58            0           0.000
          299   20-Apr-28       119,173.60            0           0.000
          300   20-May-28       114,537.38            0           0.000
          301   20-Jun-28       110,038.60            0           0.000
          302   20-Jul-28       105,673.77            0           0.000
          303   20-Aug-28       101,439.55            0           0.000
          304   20-Sep-28        97,332.45            0           0.000
          305   20-Oct-28        93,349.08            0           0.000
          306   20-Nov-28        89,486.11            0           0.000
          307   20-Dec-28        85,739.69            0           0.000
          308   20-Jan-29        82,106.96            0           0.000
          309   20-Feb-29        78,585.10            0           0.000
          310   20-Mar-29        75,171.13            0           0.000
          311   20-Apr-29        71,862.13            0           0.000
          312   20-May-29        68,655.25            0           0.000
          313   20-Jun-29        65,547.32            0           0.000
          314   20-Jul-29        62,535.80            0           0.000
          315   20-Aug-29        59,618.25            0           0.000
          316   20-Sep-29        56,792.12            0           0.000
          317   20-Oct-29        54,054.90            0           0.000
          318   20-Nov-29        51,404.15            0           0.000
          319   20-Dec-29        48,837.19            0           0.000
          320   20-Jan-30        46,351.85            0           0.000
          321   20-Feb-30        43,946.02            0           0.000
          322   20-Mar-30        41,617.50            0           0.000
          323   20-Apr-30        39,370.85            0           0.000
          324   20-May-30        37,197.03            0           0.000
          325   20-Jun-30        35,093.78            0           0.000
          326   20-Jul-30        33,059.24            0           0.000
          327   20-Aug-30        31,091.59            0           0.000
          328   20-Sep-30        29,188.96            0           0.000
          329   20-Oct-30        27,349.53            0           0.000
          330   20-Nov-30        25,571.52            0           0.000
          331   20-Dec-30        23,853.07            0           0.000
          332   20-Jan-31        22,192.56            0           0.000
          333   20-Feb-31        20,588.42            0           0.000
          334   20-Mar-31        19,039.04            0           0.000
          335   20-Apr-31        17,542.88            0           0.000
          336   20-May-31        16,184.76            0           0.000
          337   20-Jun-31        14,873.26            0           0.000
          338   20-Jul-31        13,616.25            0           0.000
          339   20-Aug-31        12,402.93            0           0.000
          340   20-Sep-31        11,232.06            0           0.000
          341   20-Oct-31        10,102.42            0           0.000
          342   20-Nov-31         9,055.10            0           0.000
          343   20-Dec-31         8,089.29            0           0.000
          344   20-Jan-32         7,157.71            0           0.000
          345   20-Feb-32         6,259.39            0           0.000
          346   20-Mar-32         5,408.30            0           0.000
          347   20-Apr-32         4,587.98            0           0.000
          348   20-May-32         3,891.13            0           0.000
          349   20-Jun-32         3,219.44            0           0.000
          350   20-Jul-32         2,572.20            0           0.000
          351   20-Aug-32         1,971.81            0           0.000
          352   20-Sep-32         1,396.76            0           0.000
          353   20-Oct-32           850.09            0           0.000
          354   20-Nov-32           328.08            0           0.000
          355   20-Dec-32            97.89            0           0.000
          356   20-Jan-33            30.71            0           0.000
          357   20-Feb-33             5.37            0           0.000
          358   20-Mar-33             0.96            0           0.000
          359   20-Apr-33                0            0           0.000

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private
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not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be
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do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such
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including persons involved in the preparation or issuance of this material may,
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and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in
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without Goldman Sachs imposing any limitation of any kind.

GSAMP2003HE1 - COLLATERAL CASHFLOW WITH TRIGGER WORKING

SCENARIO 2

Prepayment Speed: 10CPR ramp over 12month to 25 CPR, then remain at 25CPR Loss Assumption: 100% Sev, Adv 100%, 0 month Recovery lag


Period        Date        Balance          Net Loss     Equv. CDR
Total                                      39,081,084.17

            0   28-May-03   435,589,435.49            0
            1   20-Jun-03   431,461,492.44            0        0.000
            2   20-Jul-03   426,826,962.92            0        0.000
            3   20-Aug-03   421,694,723.44            0        0.000
            4   20-Sep-03   416,075,503.21            0        0.000
            5   20-Oct-03   409,981,866.33            0        0.000
            6   20-Nov-03   403,428,182.95            0        0.000
            7   20-Dec-03   396,430,589.30            0        0.000
            8   20-Jan-04   389,006,936.44            0        0.000
            9   20-Feb-04   381,002,629.17   174,235.77        0.536
           10   20-Mar-04   372,616,602.50   174,235.77        0.547
           11   20-Apr-04   363,784,803.53   261,353.66        0.838
           12   20-May-04   354,620,792.89   261,353.66        0.859
           13   20-Jun-04   345,287,294.19   653,384.15        2.189
           14   20-Jul-04   336,180,262.22   653,384.15        2.247
           15   20-Aug-04   327,294,243.33   653,384.15        2.307
           16   20-Sep-04   318,623,914.64   653,384.15        2.369
           17   20-Oct-04   310,164,243.06   653,384.15        2.433
           18   20-Nov-04   301,910,106.03   653,384.15        2.499
           19   20-Dec-04   293,862,664.70   653,384.15        2.566
           20   20-Jan-05   286,015,877.27   653,384.15        2.636
           21   20-Feb-05   278,360,745.78   653,384.15        2.707
           22   20-Mar-05   270,891,354.06   653,384.15        2.781
           23   20-Apr-05   263,603,353.59   653,384.15        2.856
           24   20-May-05   256,492,312.39   653,384.15        2.934
           25   20-Jun-05   249,269,028.58   943,777.11        4.327
           26   20-Jul-05   242,224,003.53   943,777.11        4.450
           27   20-Aug-05   235,350,498.30   943,777.11        4.577
           28   20-Sep-05   228,643,832.66   943,777.11        4.707
           29   20-Oct-05   222,100,079.65   943,777.11        4.842
           30   20-Nov-05   215,715,350.77   943,777.11        4.982
           31   20-Dec-05   209,489,248.20   943,777.11        5.126
           32   20-Jan-06   203,416,220.82   943,777.11        5.274
           33   20-Feb-06   197,492,148.21   943,777.11        5.428
           34   20-Mar-06   191,713,073.37   943,777.11        5.586
           35   20-Apr-06   186,074,638.94   943,777.11        5.750
           36   20-May-06   180,573,159.50   943,777.11        5.919
           37   20-Jun-06   175,280,346.13   871,178.87        5.638
           38   20-Jul-06   170,117,471.49   871,178.87        5.804
           39   20-Aug-06   165,080,315.03   871,178.87        5.975
           40   20-Sep-06   160,165,680.68   871,178.87        6.152
           41   20-Oct-06   155,370,472.12   871,178.87        6.335
           42   20-Nov-06   150,691,778.54   871,178.87        6.525
           43   20-Dec-06   146,128,515.09   871,178.87        6.721
           44   20-Jan-07   141,677,034.74   871,178.87        6.924
           45   20-Feb-07   137,333,926.06   871,178.87        7.134
           46   20-Mar-07   133,096,468.83   871,178.87        7.352
           47   20-Apr-07   128,962,041.72   871,178.87        7.578
           48   20-May-07   124,928,145.15   871,178.87        7.812
           49   20-Jun-07   121,567,962.03   296,200.82        2.808
           50   20-Jul-07   118,290,022.79   296,200.82        2.885
           51   20-Aug-07   115,091,843.89   296,200.82        2.964
           52   20-Sep-07   111,971,409.30   296,200.82        3.045
           53   20-Oct-07   108,926,796.11   296,200.82        3.129
           54   20-Nov-07   105,956,160.76   296,200.82        3.215
           55   20-Dec-07   103,058,681.15   296,200.82        3.304
           56   20-Jan-08   100,232,144.34   296,200.82        3.395
           57   20-Feb-08    97,474,426.64   296,200.82        3.489
           58   20-Mar-08    94,783,794.65   296,200.82        3.586
           59   20-Apr-08    92,158,593.21   296,200.82        3.686
           60   20-May-08    89,597,232.50   296,200.82        3.789
           61   20-Jun-08    87,099,033.82   296,200.82        3.896
           62   20-Jul-08    84,662,089.18   296,200.82        4.005
           63   20-Aug-08    82,284,536.83   296,200.82        4.118
           64   20-Sep-08    79,964,871.85   296,200.82        4.235
           65   20-Oct-08    77,701,662.88   296,200.82        4.356
           66   20-Nov-08    75,493,537.50   296,200.82        4.480
           67   20-Dec-08    73,339,592.13   296,200.82        4.608
           68   20-Jan-09    71,238,268.44   296,200.82        4.740
           69   20-Feb-09    69,188,140.74   296,200.82        4.877
           70   20-Mar-09    67,187,951.79   296,200.82        5.018
           71   20-Apr-09    65,236,490.43   296,200.82        5.164
           72   20-May-09    63,332,580.70   296,200.82        5.314
           73   20-Jun-09    61,475,145.24   296,200.82        5.470
           74   20-Jul-09    59,663,042.71   296,200.82        5.631
           75   20-Aug-09    57,895,147.88   296,200.82        5.797
           76   20-Sep-09    56,170,388.61   296,200.82        5.970
           77   20-Oct-09    54,487,719.95   296,200.82        6.148
           78   20-Nov-09    53,142,018.37            0        0.000
           79   20-Dec-09    51,829,288.26            0        0.000
           80   20-Jan-10    50,548,656.82            0        0.000
           81   20-Feb-10    49,299,253.04            0        0.000
           82   20-Mar-10    48,080,304.41            0        0.000
           83   20-Apr-10    46,891,064.70            0        0.000
           84   20-May-10    45,730,812.06            0        0.000
           85   20-Jun-10    44,599,121.98            0        0.000
           86   20-Jul-10    43,495,179.65            0        0.000
           87   20-Aug-10    42,418,191.41            0        0.000
           88   20-Sep-10    41,367,483.50            0        0.000
           89   20-Oct-10    40,342,409.43            0        0.000
           90   20-Nov-10    39,342,346.13            0        0.000
           91   20-Dec-10    38,366,816.50            0        0.000
           92   20-Jan-11    37,415,150.74            0        0.000
           93   20-Feb-11    36,486,725.57            0        0.000
           94   20-Mar-11    35,580,971.87            0        0.000
           95   20-Apr-11    34,697,339.36            0        0.000
           96   20-May-11    33,835,292.60            0        0.000
           97   20-Jun-11    32,994,312.52            0        0.000
           98   20-Jul-11    32,173,890.37            0        0.000
           99   20-Aug-11    31,373,528.27            0        0.000
          100   20-Sep-11    30,592,740.97            0        0.000
          101   20-Oct-11    29,831,053.60            0        0.000
          102   20-Nov-11    29,088,003.44            0        0.000
          103   20-Dec-11    28,363,241.92            0        0.000
          104   20-Jan-12    27,656,295.44            0        0.000
          105   20-Feb-12    26,966,679.36            0        0.000
          106   20-Mar-12    26,293,963.31            0        0.000
          107   20-Apr-12    25,637,731.03            0        0.000
          108   20-May-12    24,997,580.36            0        0.000
          109   20-Jun-12    24,373,300.54            0        0.000
          110   20-Jul-12    23,764,423.14            0        0.000
          111   20-Aug-12    23,170,496.85            0        0.000
          112   20-Sep-12    22,591,144.70            0        0.000
          113   20-Oct-12    22,026,006.26            0        0.000
          114   20-Nov-12    21,474,734.47            0        0.000
          115   20-Dec-12    20,937,061.88            0        0.000
          116   20-Jan-13    20,412,631.02            0        0.000
          117   20-Feb-13    19,901,084.60            0        0.000
          118   20-Mar-13    19,402,104.12            0        0.000
          119   20-Apr-13    18,915,382.47            0        0.000
          120   20-May-13    18,440,621.46            0        0.000
          121   20-Jun-13    17,977,549.37            0        0.000
          122   20-Jul-13    17,525,875.43            0        0.000
          123   20-Aug-13    17,085,315.29            0        0.000
          124   20-Sep-13    16,655,597.38            0        0.000
          125   20-Oct-13    16,236,457.00            0        0.000
          126   20-Nov-13    15,827,636.64            0        0.000
          127   20-Dec-13    15,428,974.54            0        0.000
          128   20-Jan-14    15,040,195.82            0        0.000
          129   20-Feb-14    14,661,015.05            0        0.000
          130   20-Mar-14    14,291,190.18            0        0.000
          131   20-Apr-14    13,930,487.70            0        0.000
          132   20-May-14    13,578,683.15            0        0.000
          133   20-Jun-14    13,235,735.35            0        0.000
          134   20-Jul-14    12,901,348.15            0        0.000
          135   20-Aug-14    12,575,234.69            0        0.000
          136   20-Sep-14    12,257,178.85            0        0.000
          137   20-Oct-14    11,946,977.54            0        0.000
          138   20-Nov-14    11,644,437.21            0        0.000
          139   20-Dec-14    11,349,391.54            0        0.000
          140   20-Jan-15    11,061,626.28            0        0.000
          141   20-Feb-15    10,780,965.84            0        0.000
          142   20-Mar-15    10,507,239.44            0        0.000
          143   20-Apr-15    10,240,281.21            0        0.000
          144   20-May-15     9,979,927.78            0        0.000
          145   20-Jun-15     9,725,900.92            0        0.000
          146   20-Jul-15     9,478,102.51            0        0.000
          147   20-Aug-15     9,236,432.95            0        0.000
          148   20-Sep-15     9,000,752.15            0        0.000
          149   20-Oct-15     8,770,918.12            0        0.000
          150   20-Nov-15     8,546,789.55            0        0.000
          151   20-Dec-15     8,328,238.68            0        0.000
          152   20-Jan-16     8,115,141.07            0        0.000
          153   20-Feb-16     7,907,349.30            0        0.000
          154   20-Mar-16     7,704,730.09            0        0.000
          155   20-Apr-16     7,507,153.97            0        0.000
          156   20-May-16     7,314,496.18            0        0.000
          157   20-Jun-16     7,126,724.16            0        0.000
          158   20-Jul-16     6,943,674.99            0        0.000
          159   20-Aug-16     6,765,196.08            0        0.000
          160   20-Sep-16     6,591,169.06            0        0.000
          161   20-Oct-16     6,421,481.59            0        0.000
          162   20-Nov-16     6,256,026.28            0        0.000
          163   20-Dec-16     6,094,751.47            0        0.000
          164   20-Jan-17     5,937,531.54            0        0.000
          165   20-Feb-17     5,784,244.04            0        0.000
          166   20-Mar-17     5,634,788.46            0        0.000
          167   20-Apr-17     5,489,068.60            0        0.000
          168   20-May-17     5,346,991.93            0        0.000
          169   20-Jun-17     5,208,532.50            0        0.000
          170   20-Jul-17     5,073,572.54            0        0.000
          171   20-Aug-17     4,941,997.87            0        0.000
          172   20-Sep-17     4,813,720.06            0        0.000
          173   20-Oct-17     4,688,655.56            0        0.000
          174   20-Nov-17     4,566,724.59            0        0.000
          175   20-Dec-17     4,447,858.16            0        0.000
          176   20-Jan-18     4,331,969.27            0        0.000
          177   20-Feb-18     4,218,985.20            0        0.000
          178   20-Mar-18     4,108,835.19            0        0.000
          179   20-Apr-18     4,001,450.71            0        0.000
          180   20-May-18     3,896,764.31            0        0.000
          181   20-Jun-18     3,794,672.62            0        0.000
          182   20-Jul-18     3,695,129.18            0        0.000
          183   20-Aug-18     3,598,087.75            0        0.000
          184   20-Sep-18     3,503,489.64            0        0.000
          185   20-Oct-18     3,411,276.11            0        0.000
          186   20-Nov-18     3,321,388.94            0        0.000
          187   20-Dec-18     3,233,746.90            0        0.000
          188   20-Jan-19     3,148,305.98            0        0.000
          189   20-Feb-19     3,065,022.21            0        0.000
          190   20-Mar-19     2,983,844.22            0        0.000
          191   20-Apr-19     2,904,721.05            0        0.000
          192   20-May-19     2,827,602.31            0        0.000
          193   20-Jun-19     2,752,419.78            0        0.000
          194   20-Jul-19     2,679,134.38            0        0.000
          195   20-Aug-19     2,607,707.43            0        0.000
          196   20-Sep-19     2,538,094.39            0        0.000
          197   20-Oct-19     2,470,251.10            0        0.000
          198   20-Nov-19     2,404,134.07            0        0.000
          199   20-Dec-19     2,339,685.79            0        0.000
          200   20-Jan-20     2,276,871.78            0        0.000
          201   20-Feb-20     2,215,657.96            0        0.000
          202   20-Mar-20     2,156,005.85            0        0.000
          203   20-Apr-20     2,097,877.33            0        0.000
          204   20-May-20     2,041,234.79            0        0.000
          205   20-Jun-20     1,986,030.00            0        0.000
          206   20-Jul-20     1,932,232.51            0        0.000
          207   20-Aug-20     1,879,812.39            0        0.000
          208   20-Sep-20     1,828,736.24            0        0.000
          209   20-Oct-20     1,778,971.06            0        0.000
          210   20-Nov-20     1,730,484.40            0        0.000
          211   20-Dec-20     1,683,235.58            0        0.000
          212   20-Jan-21     1,637,198.02            0        0.000
          213   20-Feb-21     1,592,345.32            0        0.000
          214   20-Mar-21     1,548,648.57            0        0.000
          215   20-Apr-21     1,506,079.31            0        0.000
          216   20-May-21     1,464,609.48            0        0.000
          217   20-Jun-21     1,424,205.45            0        0.000
          218   20-Jul-21     1,384,843.52            0        0.000
          219   20-Aug-21     1,346,500.32            0        0.000
          220   20-Sep-21     1,309,150.85            0        0.000
          221   20-Oct-21     1,272,770.44            0        0.000
          222   20-Nov-21     1,237,334.93            0        0.000
          223   20-Dec-21     1,202,816.04            0        0.000
          224   20-Jan-22     1,169,192.99            0        0.000
          225   20-Feb-22     1,136,445.32            0        0.000
          226   20-Mar-22     1,104,551.37            0        0.000
          227   20-Apr-22     1,073,489.91            0        0.000
          228   20-May-22     1,043,240.05            0        0.000
          229   20-Jun-22     1,013,778.56            0        0.000
          230   20-Jul-22       985,086.94            0        0.000
          231   20-Aug-22       957,151.99            0        0.000
          232   20-Sep-22       929,949.88            0        0.000
          233   20-Oct-22       903,462.22            0        0.000
          234   20-Nov-22       877,671.03            0        0.000
          235   20-Dec-22       852,556.90            0        0.000
          236   20-Jan-23       828,103.69            0        0.000
          237   20-Feb-23       804,295.41            0        0.000
          238   20-Mar-23       781,115.86            0        0.000
          239   20-Apr-23       758,549.22            0        0.000
          240   20-May-23       736,580.00            0        0.000
          241   20-Jun-23       715,190.50            0        0.000
          242   20-Jul-23       694,366.85            0        0.000
          243   20-Aug-23       674,096.06            0        0.000
          244   20-Sep-23       654,364.38            0        0.000
          245   20-Oct-23       635,158.24            0        0.000
          246   20-Nov-23       616,464.35            0        0.000
          247   20-Dec-23       598,265.96            0        0.000
          248   20-Jan-24       580,552.30            0        0.000
          249   20-Feb-24       563,312.59            0        0.000
          250   20-Mar-24       546,535.02            0        0.000
          251   20-Apr-24       530,207.97            0        0.000
          252   20-May-24       514,320.00            0        0.000
          253   20-Jun-24       498,857.01            0        0.000
          254   20-Jul-24       482,577.36            0        0.000
          255   20-Aug-24       467,974.22            0        0.000
          256   20-Sep-24       453,765.94            0        0.000
          257   20-Oct-24       439,942.53            0        0.000
          258   20-Nov-24       426,494.15            0        0.000
          259   20-Dec-24       413,408.91            0        0.000
          260   20-Jan-25       400,678.55            0        0.000
          261   20-Feb-25       388,294.93            0        0.000
          262   20-Mar-25       376,249.34            0        0.000
          263   20-Apr-25       364,533.16            0        0.000
          264   20-May-25       353,137.93            0        0.000
          265   20-Jun-25       342,053.61            0        0.000
          266   20-Jul-25       331,273.01            0        0.000
          267   20-Aug-25       320,789.08            0        0.000
          268   20-Sep-25       310,594.27            0        0.000
          269   20-Oct-25       300,681.15            0        0.000
          270   20-Nov-25       291,042.47            0        0.000
          271   20-Dec-25       281,669.69            0        0.000
          272   20-Jan-26       272,556.59            0        0.000
          273   20-Feb-26       263,697.04            0        0.000
          274   20-Mar-26       255,084.54            0        0.000
          275   20-Apr-26       246,712.72            0        0.000
          276   20-May-26       238,575.32            0        0.000
          277   20-Jun-26       230,665.22            0        0.000
          278   20-Jul-26       222,976.95            0        0.000
          279   20-Aug-26       215,505.18            0        0.000
          280   20-Sep-26       208,244.31            0        0.000
          281   20-Oct-26       201,188.87            0        0.000
          282   20-Nov-26       194,333.47            0        0.000
          283   20-Dec-26       187,672.06            0        0.000
          284   20-Jan-27       181,199.94            0        0.000
          285   20-Feb-27       174,912.49            0        0.000
          286   20-Mar-27       168,804.88            0        0.000
          287   20-Apr-27       162,872.42            0        0.000
          288   20-May-27       157,110.48            0        0.000
          289   20-Jun-27       151,514.02            0        0.000
          290   20-Jul-27       146,078.92            0        0.000
          291   20-Aug-27       140,801.14            0        0.000
          292   20-Sep-27       135,676.56            0        0.000
          293   20-Oct-27       130,701.12            0        0.000
          294   20-Nov-27       125,870.87            0        0.000
          295   20-Dec-27       121,182.64            0        0.000
          296   20-Jan-28       116,631.72            0        0.000
          297   20-Feb-28       112,214.62            0        0.000
          298   20-Mar-28       107,927.80            0        0.000
          299   20-Apr-28       103,767.78            0        0.000
          300   20-May-28        99,731.18            0        0.000
          301   20-Jun-28        95,814.24            0        0.000
          302   20-Jul-28        92,013.92            0        0.000
          303   20-Aug-28        88,327.30            0        0.000
          304   20-Sep-28        84,751.38            0        0.000
          305   20-Oct-28        81,283.17            0        0.000
          306   20-Nov-28        77,919.78            0        0.000
          307   20-Dec-28        74,657.87            0        0.000
          308   20-Jan-29        71,494.94            0        0.000
          309   20-Feb-29        68,428.53            0        0.000
          310   20-Mar-29        65,456.06            0        0.000
          311   20-Apr-29        62,574.98            0        0.000
          312   20-May-29        59,782.81            0        0.000
          313   20-Jun-29        57,076.79            0        0.000
          314   20-Jul-29        54,454.71            0        0.000
          315   20-Aug-29        51,914.45            0        0.000
          316   20-Sep-29        49,453.77            0        0.000
          317   20-Oct-29        47,070.50            0        0.000
          318   20-Nov-29        44,762.52            0        0.000
          319   20-Dec-29        42,527.49            0        0.000
          320   20-Jan-30        40,363.53            0        0.000
          321   20-Feb-30        38,268.78            0        0.000
          322   20-Mar-30        36,241.35            0        0.000
          323   20-Apr-30        34,285.18            0        0.000
          324   20-May-30        32,392.42            0        0.000
          325   20-Jun-30        30,561.10            0        0.000
          326   20-Jul-30        28,789.61            0        0.000
          327   20-Aug-30        27,076.35            0        0.000
          328   20-Sep-30        25,419.71            0        0.000
          329   20-Oct-30        23,818.09            0        0.000
          330   20-Nov-30        22,269.94            0        0.000
          331   20-Dec-30        20,773.66            0        0.000
          332   20-Jan-31        19,327.82            0        0.000
          333   20-Feb-31        17,931.05            0        0.000
          334   20-Mar-31        16,581.97            0        0.000
          335   20-Apr-31        15,279.23            0        0.000
          336   20-May-31        14,096.57            0        0.000
          337   20-Jun-31        12,954.51            0        0.000
          338   20-Jul-31        11,859.87            0        0.000
          339   20-Aug-31        10,803.28            0        0.000
          340   20-Sep-31         9,783.65            0        0.000
          341   20-Oct-31         8,799.92            0        0.000
          342   20-Nov-31         7,887.83            0        0.000
          343   20-Dec-31         7,046.62            0        0.000
          344   20-Jan-32         6,235.22            0        0.000
          345   20-Feb-32         5,452.80            0        0.000
          346   20-Mar-32         4,711.49            0        0.000
          347   20-Apr-32         3,996.98            0        0.000
          348   20-May-32         3,389.91            0        0.000
          349   20-Jun-32         2,804.76            0        0.000
          350   20-Jul-32         2,240.91            0        0.000
          351   20-Aug-32         1,717.84            0        0.000
          352   20-Sep-32         1,216.83            0        0.000
          353   20-Oct-32           740.56            0        0.000
          354   20-Nov-32           285.77            0        0.000
          355   20-Dec-32            85.24            0        0.000
          356   20-Jan-33            26.75            0        0.000
          357   20-Feb-33             4.68            0        0.000
          358   20-Mar-33             0.84            0        0.000
          359   20-Apr-33                0            0        0.000

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and
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The information contained in this material may be based on assumptions regarding
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and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933,
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contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities
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

GSAMP2003HE1 - COLLATERAL CASHFLOW WITH TRIGGER WORKING

SCENARIO 3

Prepayment Speed: 10CPR ramp over 12month to 25 CPR, then remain at 25CPR Loss Assumption: 100% Sev, Adv 100%, 0 month Recovery lag


Period        Date        Balance         Net Loss       Equv. CDR
Total                                      26,474,094.09

            0   28-May-03  435,589,435.49              0
            1   20-Jun-03  431,461,492.44              0      0.000
            2   20-Jul-03  426,826,962.92              0      0.000
            3   20-Aug-03  421,694,723.44              0      0.000
            4   20-Sep-03  416,075,503.21              0      0.000
            5   20-Oct-03  409,981,866.33              0      0.000
            6   20-Nov-03  403,428,182.95              0      0.000
            7   20-Dec-03  396,430,589.30              0      0.000
            8   20-Jan-04  389,006,936.44              0      0.000
            9   20-Feb-04  381,089,678.57      87,117.89      0.268
           10   20-Mar-04  372,788,824.58      87,117.89      0.274
           11   20-Apr-04  364,083,636.86     130,676.83      0.420
           12   20-May-04  355,042,884.70     130,676.83      0.430
           13   20-Jun-04  346,025,481.34     326,692.08      1.099
           14   20-Jul-04  337,226,800.84     326,692.08      1.127
           15   20-Aug-04  328,641,575.46     326,692.08      1.156
           16   20-Sep-04  320,264,663.75     326,692.08      1.186
           17   20-Oct-04  312,091,210.72     326,692.08      1.217
           18   20-Nov-04  304,116,266.63     326,692.08      1.249
           19   20-Dec-04  296,341,213.04     326,692.08      1.281
           20   20-Jan-05  288,760,175.84     326,692.08      1.315
           21   20-Feb-05  281,364,284.06     326,692.08      1.349
           22   20-Mar-05  274,147,765.12     326,692.08      1.384
           23   20-Apr-05  267,106,424.75     326,692.08      1.421
           24   20-May-05  260,235,979.29     326,692.08      1.458
           25   20-Jun-05  253,392,533.35     471,888.55      2.154
           26   20-Jul-05  246,718,071.41     471,888.55      2.212
           27   20-Aug-05  240,206,038.49     471,888.55      2.271
           28   20-Sep-05  233,851,961.87     471,888.55      2.332
           29   20-Oct-05  227,652,129.60     471,888.55      2.395
           30   20-Nov-05  221,602,862.09     471,888.55      2.459
           31   20-Dec-05  215,704,066.29     471,888.55      2.526
           32   20-Jan-06  209,950,348.23     471,888.55      2.594
           33   20-Feb-06  204,337,773.70     471,888.55      2.664
           34   20-Mar-06  198,862,566.53     471,888.55      2.736
           35   20-Apr-06  193,520,523.59     471,888.55      2.811
           36   20-May-06  188,308,127.20     471,888.55      2.887
           37   20-Jun-06  183,261,106.85     435,589.44      2.741
           38   20-Jul-06  178,338,020.33     435,589.44      2.815
           39   20-Aug-06  173,534,742.90     435,589.44      2.892
           40   20-Sep-06  168,848,212.54     435,589.44      2.971
           41   20-Oct-06  164,275,463.57     435,589.44      3.052
           42   20-Nov-06  159,813,718.07     435,589.44      3.136
           43   20-Dec-06  155,462,132.36     435,589.44      3.222
           44   20-Jan-07  151,217,138.86     435,589.44      3.311
           45   20-Feb-07  147,075,405.49     435,589.44      3.402
           46   20-Mar-07  143,034,327.11     435,589.44      3.497
           47   20-Apr-07  139,091,396.08     435,589.44      3.594
           48   20-May-07  135,244,227.75     435,589.44      3.694
           49   20-Jun-07  131,778,974.20     148,100.41      1.306
           50   20-Jul-07  128,398,526.49     148,100.41      1.340
           51   20-Aug-07  125,100,297.31     148,100.41      1.375
           52   20-Sep-07  121,882,203.07     148,100.41      1.411
           53   20-Oct-07  118,742,258.45     148,100.41      1.448
           54   20-Nov-07  115,678,561.85     148,100.41      1.486
           55   20-Dec-07  112,690,325.35     148,100.41      1.526
           56   20-Jan-08  109,775,240.68     148,100.41      1.566
           57   20-Feb-08  106,931,092.32     148,100.41      1.607
           58   20-Mar-08  104,156,088.33     148,100.41      1.649
           59   20-Apr-08  101,448,519.78     148,100.41      1.693
           60   20-May-08   98,806,746.71     148,100.41      1.738
           61   20-Jun-08   96,230,132.51     148,100.41      1.784
           62   20-Jul-08   93,716,683.15     148,100.41      1.831
           63   20-Aug-08   91,264,450.55     148,100.41      1.880
           64   20-Sep-08   88,871,877.60     148,100.41      1.930
           65   20-Oct-08   86,537,485.79     148,100.41      1.982
           66   20-Nov-08   84,259,859.25     148,100.41      2.034
           67   20-Dec-08   82,038,103.36     148,100.41      2.089
           68   20-Jan-09   79,870,590.22     148,100.41      2.145
           69   20-Feb-09   77,755,836.07     148,100.41      2.203
           70   20-Mar-09   75,692,542.65     148,100.41      2.262
           71   20-Apr-09   73,679,460.60     148,100.41      2.323
           72   20-May-09   71,715,377.41     148,100.41      2.386
           73   20-Jun-09   69,799,189.52     148,100.41      2.450
           74   20-Jul-09   67,929,718.28     148,100.41      2.517
           75   20-Aug-09   66,105,800.24     148,100.41      2.585
           76   20-Sep-09   64,326,329.43     148,100.41      2.656
           77   20-Oct-09   62,590,227.98     148,100.41      2.728
           78   20-Nov-09   60,957,366.85      87,117.89      1.658
           79   20-Dec-09   59,364,531.63      87,117.89      1.702
           80   20-Jan-10   57,810,667.90      87,117.89      1.747
           81   20-Feb-10   56,294,725.08      87,117.89      1.793
           82   20-Mar-10   54,815,766.63      87,117.89      1.841
           83   20-Apr-10   53,372,887.42      87,117.89      1.891
           84   20-May-10   51,965,211.48      87,117.89      1.941
           85   20-Jun-10   50,592,201.26      87,117.89      1.993
           86   20-Jul-10   49,252,877.37      87,117.89      2.047
           87   20-Aug-10   47,946,286.40      87,117.89      2.102
           88   20-Sep-10   46,671,612.26      87,117.89      2.159
           89   20-Oct-10   45,428,071.12      87,117.89      2.217
           90   20-Nov-10   44,214,906.87      87,117.89      2.277
           91   20-Dec-10   43,031,528.51      87,117.89      2.339
           92   20-Jan-11   41,877,129.92      87,117.89      2.403
           93   20-Feb-11   40,750,958.88      87,117.89      2.468
           94   20-Mar-11   39,652,325.18      87,117.89      2.535
           95   20-Apr-11   38,580,561.01      87,117.89      2.605
           96   20-May-11   37,535,016.44      87,117.89      2.676
           97   20-Jun-11   36,558,567.48      43,558.94      1.384
           98   20-Jul-11   35,606,007.30      43,558.94      1.420
           99   20-Aug-11   34,676,757.55      43,558.94      1.458
          100   20-Sep-11   33,770,254.53      43,558.94      1.497
          101   20-Oct-11   32,885,946.68      43,558.94      1.537
          102   20-Nov-11   32,023,296.53      43,558.94      1.578
          103   20-Dec-11   31,181,892.74      43,558.94      1.620
          104   20-Jan-12   30,361,186.99      43,558.94      1.663
          105   20-Feb-12   29,560,619.69      43,558.94      1.708
          106   20-Mar-12   28,779,691.57      43,558.94      1.754
          107   20-Apr-12   28,017,919.56      43,558.94      1.801
          108   20-May-12   27,274,836.71      43,558.94      1.850
          109   20-Jun-12   26,550,185.25      43,558.94      1.900
          110   20-Jul-12   25,843,426.94      43,558.94      1.951
          111   20-Aug-12   25,154,043.27      43,558.94      2.004
          112   20-Sep-12   24,481,597.43      43,558.94      2.058
          113   20-Oct-12   23,825,671.29      43,558.94      2.114
          114   20-Nov-12   23,185,861.90      43,558.94      2.172
          115   20-Dec-12   22,561,852.86      43,558.94      2.231
          116   20-Jan-13   21,953,231.12      43,558.94      2.292
          117   20-Feb-13   21,359,584.76      43,558.94      2.355
          118   20-Mar-13   20,780,544.32      43,558.94      2.420
          119   20-Apr-13   20,215,753.27      43,558.94      2.487
          120   20-May-13   19,664,865.33      43,558.94      2.555
          121   20-Jun-13   19,127,563.06      43,558.94      2.626
          122   20-Jul-13   18,603,509.38      43,558.94      2.699
          123   20-Aug-13   18,092,374.76      43,558.94      2.774
          124   20-Sep-13   17,593,843.92      43,558.94      2.851
          125   20-Oct-13   17,107,609.56      43,558.94      2.931
          126   20-Nov-13   16,633,372.63      43,558.94      3.013
          127   20-Dec-13   16,170,935.26      43,558.94      3.098
          128   20-Jan-14   15,719,981.14      43,558.94      3.185
          129   20-Feb-14   15,280,183.90      43,558.94      3.275
          130   20-Mar-14   14,851,263.41      43,558.94      3.368
          131   20-Apr-14   14,432,949.16      43,558.94      3.463
          132   20-May-14   14,024,980.79      43,558.94      3.562
          133   20-Jun-14   13,627,287.63      43,558.94      3.664
          134   20-Jul-14   13,239,535.90      43,558.94      3.769
          135   20-Aug-14   12,861,402.84      43,558.94      3.877
          136   20-Sep-14   12,492,639.43      43,558.94      3.989
          137   20-Oct-14   12,133,010.76      43,558.94      4.105
          138   20-Nov-14   11,782,292.39      43,558.94      4.224
          139   20-Dec-14   11,440,288.11      43,558.94      4.347
          140   20-Jan-15   11,106,753.93      43,558.94      4.475
          141   20-Feb-15   10,781,485.69      43,558.94      4.606
          142   20-Mar-15   10,464,284.75      43,558.94      4.742
          143   20-Apr-15   10,154,957.99      43,558.94      4.882
          144   20-May-15    9,853,315.42      43,558.94      5.028
          145   20-Jun-15    9,559,054.54      43,558.94      5.178
          146   20-Jul-15    9,272,051.86      43,558.94      5.333
          147   20-Aug-15    8,992,182.42      43,558.94      5.494
          148   20-Sep-15    8,719,281.86      43,558.94      5.661
          149   20-Oct-15    8,453,184.54      43,558.94      5.833
          150   20-Nov-15    8,193,726.14      43,558.94      6.011
          151   20-Dec-15    7,940,755.98      43,558.94      6.196
          152   20-Jan-16    7,694,127.10      43,558.94      6.388
          153   20-Feb-16    7,453,671.24      43,558.94      6.586
          154   20-Mar-16    7,219,234.45      43,558.94      6.792
          155   20-Apr-16    6,990,667.09      43,558.94      7.005
          156   20-May-16    6,767,824.64      43,558.94      7.226
          157   20-Jun-16    6,550,648.62      43,558.94      7.456
          158   20-Jul-16    6,338,959.88      43,558.94      7.694
          159   20-Aug-16    6,132,590.19      43,558.94      7.941
          160   20-Sep-16    5,931,403.74      43,558.94      8.198
          161   20-Oct-16    5,735,271.01      43,558.94      8.465
          162   20-Nov-16    5,544,067.66      43,558.94      8.743
          163   20-Dec-16    5,357,719.49      43,558.94      9.031
          164   20-Jan-17    5,176,086.87      43,558.94      9.332
          165   20-Feb-17    4,999,034.13      43,558.94      9.644
          166   20-Mar-17    4,826,445.81      43,558.94      9.969
          167   20-Apr-17    4,658,210.96      43,558.94     10.308
          168   20-May-17    4,494,222.49      43,558.94     10.662
          169   20-Jun-17    4,334,430.11      43,558.94     11.030
          170   20-Jul-17    4,178,706.13      43,558.94     11.415
          171   20-Aug-17    4,026,927.23      43,558.94     11.816
          172   20-Sep-17    3,878,992.64      43,558.94     12.235
          173   20-Oct-17    3,734,806.32      43,558.94     12.673
          174   20-Nov-17    3,594,276.06      43,558.94     13.132
          175   20-Dec-17    3,457,318.90      43,558.94     13.612
          176   20-Jan-18    3,323,838.33      43,558.94     14.114
          177   20-Feb-18    3,193,749.87      43,558.94     14.641
          178   20-Mar-18    3,066,971.28      43,558.94     15.193
          179   20-Apr-18    2,943,422.67      43,558.94     15.773
          180   20-May-18    2,823,025.63      43,558.94     16.382
          181   20-Jun-18    2,705,676.29      43,558.94     17.023
          182   20-Jul-18    2,591,313.59      43,558.94     17.697
          183   20-Aug-18    2,479,876.75      43,558.94     18.407
          184   20-Sep-18    2,371,296.46      43,558.94     19.156
          185   20-Oct-18    2,265,504.04      43,558.94     19.947
          186   20-Nov-18    2,162,431.80      43,558.94     20.782
          187   20-Dec-18    2,061,997.66      43,558.94     21.666
          188   20-Jan-19    1,964,145.17      43,558.94     22.602
          189   20-Feb-19    1,868,818.20      43,558.94     23.595
          190   20-Mar-19    1,775,956.33      43,558.94     24.649
          191   20-Apr-19    1,685,500.04      43,558.94     25.769
          192   20-May-19    1,597,390.86      43,558.94     26.963
          193   20-Jun-19    1,511,560.81      43,558.94     28.235
          194   20-Jul-19    1,427,959.74      43,558.94     29.594
          195   20-Aug-19    1,346,543.29      43,553.89     31.044
          196   20-Sep-19    1,267,264.31      43,542.70     32.595
          197   20-Oct-19    1,190,060.16      43,542.70     34.267
          198   20-Nov-19    1,114,880.42      43,542.70     36.065
          199   20-Dec-19    1,041,668.72      43,542.70     38.002
          200   20-Jan-20      970,380.77      43,542.70     40.094
          201   20-Feb-20      900,972.82      43,542.70     42.358
          202   20-Mar-20      833,399.65      43,542.70     44.812
          203   20-Apr-20      767,616.86      43,542.70     47.478
          204   20-May-20      703,580.95      43,542.70     50.379
          205   20-Jun-20      641,245.32      43,542.70     53.542
          206   20-Jul-20      580,570.89      43,542.70     56.994
          207   20-Aug-20      521,519.15      43,542.70     60.762
          208   20-Sep-20      464,050.97      43,542.70     64.874
          209   20-Oct-20      408,128.04      43,542.70     69.345
          210   20-Nov-20      353,712.88      43,542.70     74.175
          211   20-Dec-20      300,766.93      43,542.70     79.328
          212   20-Jan-21      249,447.48      43,350.64     84.552
          213   20-Feb-21      200,311.29      42,612.20     89.438
          214   20-Mar-21      155,853.80      39,272.38     92.710
          215   20-Apr-21      119,467.50      32,451.50     93.929
          216   20-May-21       90,140.93      26,198.32     94.873
          217   20-Jun-21       61,620.91      26,177.35     98.370
          218   20-Jul-21       33,871.61      26,175.15     99.869
          219   20-Aug-21        7,016.07      26,044.99    100.000
          220   20-Sep-21               0       7,016.07    100.000

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be
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do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding
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representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such
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and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any
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discussed herein or otherwise, will be superseded by the information included in
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without Goldman Sachs imposing any limitation of any kind.

GSAMP2003HE1 - COLLATERAL CASHFLOW WITH TRIGGER NOT WORKING

SCENARIO 1

Prepayment Speed: 10CPR ramp over 12month to 25 CPR, then remain at 25CPR Loss Assumption: 100% Sev, Adv 100%, 0 month Recovery lag


Period        Date        Balance         Net Loss     Equv. CDR
Total                                     19,540,542.06

            0   28-May-03  435,589,435.49            0
            1   20-Jun-03  431,461,492.44            0       0.000
            2   20-Jul-03  426,826,962.92            0       0.000
            3   20-Aug-03  421,694,723.44            0       0.000
            4   20-Sep-03  416,075,503.21            0       0.000
            5   20-Oct-03  409,981,866.33            0       0.000
            6   20-Nov-03  403,428,182.95            0       0.000
            7   20-Dec-03  396,430,589.30            0       0.000
            8   20-Jan-04  389,006,936.44            0       0.000
            9   20-Feb-04  381,089,678.57    87,117.89       0.268
           10   20-Mar-04  372,788,824.58    87,117.89       0.274
           11   20-Apr-04  364,083,636.86   130,676.83       0.420
           12   20-May-04  355,042,884.70   130,676.83       0.430
           13   20-Jun-04  346,025,481.34   326,692.08       1.099
           14   20-Jul-04  337,226,800.84   326,692.08       1.127
           15   20-Aug-04  328,641,575.46   326,692.08       1.156
           16   20-Sep-04  320,264,663.75   326,692.08       1.186
           17   20-Oct-04  312,091,210.72   326,692.08       1.217
           18   20-Nov-04  304,116,266.63   326,692.08       1.249
           19   20-Dec-04  296,341,213.04   326,692.08       1.281
           20   20-Jan-05  288,760,175.84   326,692.08       1.315
           21   20-Feb-05  281,364,284.06   326,692.08       1.349
           22   20-Mar-05  274,147,765.12   326,692.08       1.384
           23   20-Apr-05  267,106,424.75   326,692.08       1.421
           24   20-May-05  260,235,979.29   326,692.08       1.458
           25   20-Jun-05  253,392,533.35   471,888.55       2.154
           26   20-Jul-05  246,718,071.41   471,888.55       2.212
           27   20-Aug-05  240,206,038.49   471,888.55       2.271
           28   20-Sep-05  233,851,961.87   471,888.55       2.332
           29   20-Oct-05  227,652,129.60   471,888.55       2.395
           30   20-Nov-05  221,602,862.09   471,888.55       2.459
           31   20-Dec-05  215,704,066.29   471,888.55       2.526
           32   20-Jan-06  209,950,348.23   471,888.55       2.594
           33   20-Feb-06  204,337,773.70   471,888.55       2.664
           34   20-Mar-06  198,862,566.53   471,888.55       2.736
           35   20-Apr-06  193,520,523.59   471,888.55       2.811
           36   20-May-06  188,308,127.20   471,888.55       2.887
           37   20-Jun-06  183,261,106.85   435,589.44       2.741
           38   20-Jul-06  178,338,020.33   435,589.44       2.815
           39   20-Aug-06  173,534,742.90   435,589.44       2.892
           40   20-Sep-06  168,848,212.54   435,589.44       2.971
           41   20-Oct-06  164,275,463.57   435,589.44       3.052
           42   20-Nov-06  159,813,718.07   435,589.44       3.136
           43   20-Dec-06  155,462,132.36   435,589.44       3.222
           44   20-Jan-07  151,217,138.86   435,589.44       3.311
           45   20-Feb-07  147,075,405.49   435,589.44       3.402
           46   20-Mar-07  143,034,327.11   435,589.44       3.497
           47   20-Apr-07  139,091,396.08   435,589.44       3.594
           48   20-May-07  135,244,227.75   435,589.44       3.694
           49   20-Jun-07  131,778,974.20   148,100.41       1.306
           50   20-Jul-07  128,398,526.49   148,100.41       1.340
           51   20-Aug-07  125,100,297.31   148,100.41       1.375
           52   20-Sep-07  121,882,203.07   148,100.41       1.411
           53   20-Oct-07  118,742,258.45   148,100.41       1.448
           54   20-Nov-07  115,678,561.85   148,100.41       1.486
           55   20-Dec-07  112,690,325.35   148,100.41       1.526
           56   20-Jan-08  109,775,240.68   148,100.41       1.566
           57   20-Feb-08  106,931,092.32   148,100.41       1.607
           58   20-Mar-08  104,156,088.33   148,100.41       1.649
           59   20-Apr-08  101,448,519.78   148,100.41       1.693
           60   20-May-08   98,806,746.71   148,100.41       1.738
           61   20-Jun-08   96,230,132.51   148,100.41       1.784
           62   20-Jul-08   93,716,683.15   148,100.41       1.831
           63   20-Aug-08   91,264,450.55   148,100.41       1.880
           64   20-Sep-08   88,871,877.60   148,100.41       1.930
           65   20-Oct-08   86,537,485.79   148,100.41       1.982
           66   20-Nov-08   84,259,859.25   148,100.41       2.034
           67   20-Dec-08   82,038,103.36   148,100.41       2.089
           68   20-Jan-09   79,870,590.22   148,100.41       2.145
           69   20-Feb-09   77,755,836.07   148,100.41       2.203
           70   20-Mar-09   75,692,542.65   148,100.41       2.262
           71   20-Apr-09   73,679,460.60   148,100.41       2.323
           72   20-May-09   71,715,377.41   148,100.41       2.386
           73   20-Jun-09   69,799,189.52   148,100.41       2.450
           74   20-Jul-09   67,929,718.28   148,100.41       2.517
           75   20-Aug-09   66,105,800.24   148,100.41       2.585
           76   20-Sep-09   64,326,329.43   148,100.41       2.656
           77   20-Oct-09   62,590,227.98   148,100.41       2.728
           78   20-Nov-09   61,044,394.21            0       0.000
           79   20-Dec-09   59,536,435.63            0       0.000
           80   20-Jan-10   58,065,349.71            0       0.000
           81   20-Feb-10   56,630,136.04            0       0.000
           82   20-Mar-10   55,229,907.17            0       0.000
           83   20-Apr-10   53,863,805.89            0       0.000
           84   20-May-10   52,531,003.00            0       0.000
           85   20-Jun-10   51,231,010.51            0       0.000
           86   20-Jul-10   49,962,892.61            0       0.000
           87   20-Aug-10   48,725,737.73            0       0.000
           88   20-Sep-10   47,518,771.88            0       0.000
           89   20-Oct-10   46,341,252.42            0       0.000
           90   20-Nov-10   45,192,463.61            0       0.000
           91   20-Dec-10   44,071,857.25            0       0.000
           92   20-Jan-11   42,978,663.99            0       0.000
           93   20-Feb-11   41,912,167.92            0       0.000
           94   20-Mar-11   40,871,715.24            0       0.000
           95   20-Apr-11   39,856,673.84            0       0.000
           96   20-May-11   38,866,428.64            0       0.000
           97   20-Jun-11   37,900,383.33            0       0.000
           98   20-Jul-11   36,957,953.53            0       0.000
           99   20-Aug-11   36,038,567.27            0       0.000
          100   20-Sep-11   35,141,667.15            0       0.000
          101   20-Oct-11   34,266,707.65            0       0.000
          102   20-Nov-11   33,413,157.25            0       0.000
          103   20-Dec-11   32,580,615.38            0       0.000
          104   20-Jan-12   31,768,538.09            0       0.000
          105   20-Feb-12   30,976,368.68            0       0.000
          106   20-Mar-12   30,203,612.79            0       0.000
          107   20-Apr-12   29,449,792.24            0       0.000
          108   20-May-12   28,714,445.06            0       0.000
          109   20-Jun-12   27,997,328.95            0       0.000
          110   20-Jul-12   27,297,905.91            0       0.000
          111   20-Aug-12   26,615,657.59            0       0.000
          112   20-Sep-12   25,950,150.96            0       0.000
          113   20-Oct-12   25,300,971.98            0       0.000
          114   20-Nov-12   24,667,721.97            0       0.000
          115   20-Dec-12   24,050,093.75            0       0.000
          116   20-Jan-13   23,447,676.59            0       0.000
          117   20-Feb-13   22,860,060.10            0       0.000
          118   20-Mar-13   22,286,878.39            0       0.000
          119   20-Apr-13   21,727,778.69            0       0.000
          120   20-May-13   21,182,418.47            0       0.000
          121   20-Jun-13   20,650,485.54            0       0.000
          122   20-Jul-13   20,131,645.92            0       0.000
          123   20-Aug-13   19,625,572.97            0       0.000
          124   20-Sep-13   19,131,954.72            0       0.000
          125   20-Oct-13   18,650,487.10            0       0.000
          126   20-Nov-13   18,180,874.31            0       0.000
          127   20-Dec-13   17,722,930.44            0       0.000
          128   20-Jan-14   17,276,339.74            0       0.000
          129   20-Feb-14   16,840,774.41            0       0.000
          130   20-Mar-14   16,415,956.37            0       0.000
          131   20-Apr-14   16,001,617.40            0       0.000
          132   20-May-14   15,597,499.66            0       0.000
          133   20-Jun-14   15,203,555.65            0       0.000
          134   20-Jul-14   14,819,445.28            0       0.000
          135   20-Aug-14   14,444,839.11            0       0.000
          136   20-Sep-14   14,079,488.87            0       0.000
          137   20-Oct-14   13,723,161.28            0       0.000
          138   20-Nov-14   13,375,634.01            0       0.000
          139   20-Dec-14   13,036,715.96            0       0.000
          140   20-Jan-15   12,706,161.07            0       0.000
          141   20-Feb-15   12,383,767.60            0       0.000
          142   20-Mar-15   12,069,339.39            0       0.000
          143   20-Apr-15   11,762,685.90            0       0.000
          144   20-May-15   11,463,619.44            0       0.000
          145   20-Jun-15   11,171,820.55            0       0.000
          146   20-Jul-15   10,887,176.43            0       0.000
          147   20-Aug-15   10,609,572.60            0       0.000
          148   20-Sep-15   10,338,848.15            0       0.000
          149   20-Oct-15   10,074,839.95            0       0.000
          150   20-Nov-15    9,817,385.68            0       0.000
          151   20-Dec-15    9,566,338.57            0       0.000
          152   20-Jan-16    9,321,555.67            0       0.000
          153   20-Feb-16    9,082,867.63            0       0.000
          154   20-Mar-16    8,850,121.37            0       0.000
          155   20-Apr-16    8,623,168.17            0       0.000
          156   20-May-16    8,401,864.68            0       0.000
          157   20-Jun-16    8,186,173.43            0       0.000
          158   20-Jul-16    7,975,907.33            0       0.000
          159   20-Aug-16    7,770,891.13            0       0.000
          160   20-Sep-16    7,570,988.85            0       0.000
          161   20-Oct-16    7,376,071.44            0       0.000
          162   20-Nov-16    7,186,015.56            0       0.000
          163   20-Dec-16    7,000,761.79            0       0.000
          164   20-Jan-17    6,820,165.87            0       0.000
          165   20-Feb-17    6,644,087.17            0       0.000
          166   20-Mar-17    6,472,410.21            0       0.000
          167   20-Apr-17    6,305,024.49            0       0.000
          168   20-May-17    6,141,823.73            0       0.000
          169   20-Jun-17    5,982,778.05            0       0.000
          170   20-Jul-17    5,827,752.21            0       0.000
          171   20-Aug-17    5,676,615.06            0       0.000
          172   20-Sep-17    5,529,265.04            0       0.000
          173   20-Oct-17    5,385,606.16            0       0.000
          174   20-Nov-17    5,245,546.77            0       0.000
          175   20-Dec-17    5,109,007.63            0       0.000
          176   20-Jan-18    4,975,888.81            0       0.000
          177   20-Feb-18    4,846,106.76            0       0.000
          178   20-Mar-18    4,719,580.21            0       0.000
          179   20-Apr-18    4,596,230.42            0       0.000
          180   20-May-18    4,475,979.94            0       0.000
          181   20-Jun-18    4,358,710.03            0       0.000
          182   20-Jul-18    4,244,367.30            0       0.000
          183   20-Aug-18    4,132,898.64            0       0.000
          184   20-Sep-18    4,024,236.63            0       0.000
          185   20-Oct-18    3,918,313.77            0       0.000
          186   20-Nov-18    3,815,063.19            0       0.000
          187   20-Dec-18    3,714,391.62            0       0.000
          188   20-Jan-19    3,616,248.47            0       0.000
          189   20-Feb-19    3,520,583.23            0       0.000
          190   20-Mar-19    3,427,336.89            0       0.000
          191   20-Apr-19    3,336,450.91            0       0.000
          192   20-May-19    3,247,867.39            0       0.000
          193   20-Jun-19    3,161,508.02            0       0.000
          194   20-Jul-19    3,077,327.86            0       0.000
          195   20-Aug-19    2,995,282.49            0       0.000
          196   20-Sep-19    2,915,320.74            0       0.000
          197   20-Oct-19    2,837,391.88            0       0.000
          198   20-Nov-19    2,761,445.96            0       0.000
          199   20-Dec-19    2,687,416.92            0       0.000
          200   20-Jan-20    2,615,265.16            0       0.000
          201   20-Feb-20    2,544,951.51            0       0.000
          202   20-Mar-20    2,476,431.78            0       0.000
          203   20-Apr-20    2,409,662.17            0       0.000
          204   20-May-20    2,344,599.49            0       0.000
          205   20-Jun-20    2,281,188.34            0       0.000
          206   20-Jul-20    2,219,393.73            0       0.000
          207   20-Aug-20    2,159,181.28            0       0.000
          208   20-Sep-20    2,100,512.62            0       0.000
          209   20-Oct-20    2,043,349.85            0       0.000
          210   20-Nov-20    1,987,655.70            0       0.000
          211   20-Dec-20    1,933,383.43            0       0.000
          212   20-Jan-21    1,880,502.52            0       0.000
          213   20-Feb-21    1,828,982.62            0       0.000
          214   20-Mar-21    1,778,790.55            0       0.000
          215   20-Apr-21    1,729,893.58            0       0.000
          216   20-May-21    1,682,259.52            0       0.000
          217   20-Jun-21    1,635,849.71            0       0.000
          218   20-Jul-21    1,590,636.93            0       0.000
          219   20-Aug-21    1,546,594.35            0       0.000
          220   20-Sep-21    1,503,693.24            0       0.000
          221   20-Oct-21    1,461,905.26            0       0.000
          222   20-Nov-21    1,421,202.66            0       0.000
          223   20-Dec-21    1,381,552.95            0       0.000
          224   20-Jan-22    1,342,932.28            0       0.000
          225   20-Feb-22    1,305,317.12            0       0.000
          226   20-Mar-22    1,268,682.62            0       0.000
          227   20-Apr-22    1,233,004.35            0       0.000
          228   20-May-22    1,198,258.35            0       0.000
          229   20-Jun-22    1,164,417.92            0       0.000
          230   20-Jul-22    1,131,461.82            0       0.000
          231   20-Aug-22    1,099,374.94            0       0.000
          232   20-Sep-22    1,068,129.84            0       0.000
          233   20-Oct-22    1,037,705.40            0       0.000
          234   20-Nov-22    1,008,080.96            0       0.000
          235   20-Dec-22      979,234.24            0       0.000
          236   20-Jan-23      951,146.69            0       0.000
          237   20-Feb-23      923,799.94            0       0.000
          238   20-Mar-23      897,175.39            0       0.000
          239   20-Apr-23      871,254.86            0       0.000
          240   20-May-23      846,020.57            0       0.000
          241   20-Jun-23      821,452.17            0       0.000
          242   20-Jul-23      797,533.73            0       0.000
          243   20-Aug-23      774,250.35            0       0.000
          244   20-Sep-23      751,586.21            0       0.000
          245   20-Oct-23      729,525.73            0       0.000
          246   20-Nov-23      708,053.65            0       0.000
          247   20-Dec-23      687,150.73            0       0.000
          248   20-Jan-24      666,804.59            0       0.000
          249   20-Feb-24      647,002.86            0       0.000
          250   20-Mar-24      627,731.96            0       0.000
          251   20-Apr-24      608,978.56            0       0.000
          252   20-May-24      590,729.49            0       0.000
          253   20-Jun-24      572,968.58            0       0.000
          254   20-Jul-24      554,266.56            0       0.000
          255   20-Aug-24      537,493.40            0       0.000
          256   20-Sep-24      521,173.80            0       0.000
          257   20-Oct-24      505,296.27            0       0.000
          258   20-Nov-24      489,849.52            0       0.000
          259   20-Dec-24      474,819.88            0       0.000
          260   20-Jan-25      460,197.86            0       0.000
          261   20-Feb-25      445,974.13            0       0.000
          262   20-Mar-25      432,138.66            0       0.000
          263   20-Apr-25      418,681.57            0       0.000
          264   20-May-25      405,593.13            0       0.000
          265   20-Jun-25      392,861.81            0       0.000
          266   20-Jul-25      380,479.35            0       0.000
          267   20-Aug-25      368,437.65            0       0.000
          268   20-Sep-25      356,728.04            0       0.000
          269   20-Oct-25      345,341.99            0       0.000
          270   20-Nov-25      334,271.16            0       0.000
          271   20-Dec-25      323,505.76            0       0.000
          272   20-Jan-26      313,038.63            0       0.000
          273   20-Feb-26      302,862.73            0       0.000
          274   20-Mar-26      292,970.60            0       0.000
          275   20-Apr-26      283,354.92            0       0.000
          276   20-May-26      274,008.50            0       0.000
          277   20-Jun-26      264,923.16            0       0.000
          278   20-Jul-26      256,092.62            0       0.000
          279   20-Aug-26      247,510.75            0       0.000
          280   20-Sep-26      239,171.13            0       0.000
          281   20-Oct-26      231,067.45            0       0.000
          282   20-Nov-26      223,193.56            0       0.000
          283   20-Dec-26      215,542.48            0       0.000
          284   20-Jan-27      208,108.83            0       0.000
          285   20-Feb-27      200,887.28            0       0.000
          286   20-Mar-27      193,872.31            0       0.000
          287   20-Apr-27      187,058.50            0       0.000
          288   20-May-27      180,440.57            0       0.000
          289   20-Jun-27      174,012.70            0       0.000
          290   20-Jul-27      167,770.17            0       0.000
          291   20-Aug-27      161,708.34            0       0.000
          292   20-Sep-27      155,822.47            0       0.000
          293   20-Oct-27      150,107.91            0       0.000
          294   20-Nov-27      144,560.12            0       0.000
          295   20-Dec-27      139,175.44            0       0.000
          296   20-Jan-28      133,948.46            0       0.000
          297   20-Feb-28      128,875.20            0       0.000
          298   20-Mar-28      123,951.58            0       0.000
          299   20-Apr-28      119,173.60            0       0.000
          300   20-May-28      114,537.38            0       0.000
          301   20-Jun-28      110,038.60            0       0.000
          302   20-Jul-28      105,673.77            0       0.000
          303   20-Aug-28      101,439.55            0       0.000
          304   20-Sep-28       97,332.45            0       0.000
          305   20-Oct-28       93,349.08            0       0.000
          306   20-Nov-28       89,486.11            0       0.000
          307   20-Dec-28       85,739.69            0       0.000
          308   20-Jan-29       82,106.96            0       0.000
          309   20-Feb-29       78,585.10            0       0.000
          310   20-Mar-29       75,171.13            0       0.000
          311   20-Apr-29       71,862.13            0       0.000
          312   20-May-29       68,655.25            0       0.000
          313   20-Jun-29       65,547.32            0       0.000
          314   20-Jul-29       62,535.80            0       0.000
          315   20-Aug-29       59,618.25            0       0.000
          316   20-Sep-29       56,792.12            0       0.000
          317   20-Oct-29       54,054.90            0       0.000
          318   20-Nov-29       51,404.15            0       0.000
          319   20-Dec-29       48,837.19            0       0.000
          320   20-Jan-30       46,351.85            0       0.000
          321   20-Feb-30       43,946.02            0       0.000
          322   20-Mar-30       41,617.50            0       0.000
          323   20-Apr-30       39,370.85            0       0.000
          324   20-May-30       37,197.03            0       0.000
          325   20-Jun-30       35,093.78            0       0.000
          326   20-Jul-30       33,059.24            0       0.000
          327   20-Aug-30       31,091.59            0       0.000
          328   20-Sep-30       29,188.96            0       0.000
          329   20-Oct-30       27,349.53            0       0.000
          330   20-Nov-30       25,571.52            0       0.000
          331   20-Dec-30       23,853.07            0       0.000
          332   20-Jan-31       22,192.56            0       0.000
          333   20-Feb-31       20,588.42            0       0.000
          334   20-Mar-31       19,039.04            0       0.000
          335   20-Apr-31       17,542.88            0       0.000
          336   20-May-31       16,184.76            0       0.000
          337   20-Jun-31       14,873.26            0       0.000
          338   20-Jul-31       13,616.25            0       0.000
          339   20-Aug-31       12,402.93            0       0.000
          340   20-Sep-31       11,232.06            0       0.000
          341   20-Oct-31       10,102.42            0       0.000
          342   20-Nov-31        9,055.10            0       0.000
          343   20-Dec-31        8,089.29            0       0.000
          344   20-Jan-32        7,157.71            0       0.000
          345   20-Feb-32        6,259.39            0       0.000
          346   20-Mar-32        5,408.30            0       0.000
          347   20-Apr-32        4,587.98            0       0.000
          348   20-May-32        3,891.13            0       0.000
          349   20-Jun-32        3,219.44            0       0.000
          350   20-Jul-32        2,572.20            0       0.000
          351   20-Aug-32        1,971.81            0       0.000
          352   20-Sep-32        1,396.76            0       0.000
          353   20-Oct-32          850.09            0       0.000
          354   20-Nov-32          328.08            0       0.000
          355   20-Dec-32           97.89            0       0.000
          356   20-Jan-33           30.71            0       0.000
          357   20-Feb-33            5.37            0       0.000
          358   20-Mar-33            0.96            0       0.000
          359   20-Apr-33               0            0       0.000

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and
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

GSAMP2003HE1 - COLLATERAL CASHFLOW WITH TRIGGER NOT WORKING

SCENARIO 2

Prepayment Speed: 10CPR ramp over 12month to 25 CPR, then remain at 25CPR Loss Assumption: 100% Sev, Adv 100%, 0 month Recovery lag


Period        Date         Balance        Net Loss       Equv. CDR
Total                                      39,081,084.17

            0   28-May-03  435,589,435.49              0
            1   20-Jun-03  431,461,492.44              0       0.000
            2   20-Jul-03  426,826,962.92              0       0.000
            3   20-Aug-03  421,694,723.44              0       0.000
            4   20-Sep-03  416,075,503.21              0       0.000
            5   20-Oct-03  409,981,866.33              0       0.000
            6   20-Nov-03  403,428,182.95              0       0.000
            7   20-Dec-03  396,430,589.30              0       0.000
            8   20-Jan-04  389,006,936.44              0       0.000
            9   20-Feb-04  381,002,629.17     174,235.77       0.536
           10   20-Mar-04  372,616,602.50     174,235.77       0.547
           11   20-Apr-04  363,784,803.53     261,353.66       0.838
           12   20-May-04  354,620,792.89     261,353.66       0.859
           13   20-Jun-04  345,287,294.19     653,384.15       2.189
           14   20-Jul-04  336,180,262.22     653,384.15       2.247
           15   20-Aug-04  327,294,243.33     653,384.15       2.307
           16   20-Sep-04  318,623,914.64     653,384.15       2.369
           17   20-Oct-04  310,164,243.06     653,384.15       2.433
           18   20-Nov-04  301,910,106.03     653,384.15       2.499
           19   20-Dec-04  293,862,664.70     653,384.15       2.566
           20   20-Jan-05  286,015,877.27     653,384.15       2.636
           21   20-Feb-05  278,360,745.78     653,384.15       2.707
           22   20-Mar-05  270,891,354.06     653,384.15       2.781
           23   20-Apr-05  263,603,353.59     653,384.15       2.856
           24   20-May-05  256,492,312.39     653,384.15       2.934
           25   20-Jun-05  249,269,028.58     943,777.11       4.327
           26   20-Jul-05  242,224,003.53     943,777.11       4.450
           27   20-Aug-05  235,350,498.30     943,777.11       4.577
           28   20-Sep-05  228,643,832.66     943,777.11       4.707
           29   20-Oct-05  222,100,079.65     943,777.11       4.842
           30   20-Nov-05  215,715,350.77     943,777.11       4.982
           31   20-Dec-05  209,489,248.20     943,777.11       5.126
           32   20-Jan-06  203,416,220.82     943,777.11       5.274
           33   20-Feb-06  197,492,148.21     943,777.11       5.428
           34   20-Mar-06  191,713,073.37     943,777.11       5.586
           35   20-Apr-06  186,074,638.94     943,777.11       5.750
           36   20-May-06  180,573,159.50     943,777.11       5.919
           37   20-Jun-06  175,280,346.13     871,178.87       5.638
           38   20-Jul-06  170,117,471.49     871,178.87       5.804
           39   20-Aug-06  165,080,315.03     871,178.87       5.975
           40   20-Sep-06  160,165,680.68     871,178.87       6.152
           41   20-Oct-06  155,370,472.12     871,178.87       6.335
           42   20-Nov-06  150,691,778.54     871,178.87       6.525
           43   20-Dec-06  146,128,515.09     871,178.87       6.721
           44   20-Jan-07  141,677,034.74     871,178.87       6.924
           45   20-Feb-07  137,333,926.06     871,178.87       7.134
           46   20-Mar-07  133,096,468.83     871,178.87       7.352
           47   20-Apr-07  128,962,041.72     871,178.87       7.578
           48   20-May-07  124,928,145.15     871,178.87       7.812
           49   20-Jun-07  121,567,962.03     296,200.82       2.808
           50   20-Jul-07  118,290,022.79     296,200.82       2.885
           51   20-Aug-07  115,091,843.89     296,200.82       2.964
           52   20-Sep-07  111,971,409.30     296,200.82       3.045
           53   20-Oct-07  108,926,796.11     296,200.82       3.129
           54   20-Nov-07  105,956,160.76     296,200.82       3.215
           55   20-Dec-07  103,058,681.15     296,200.82       3.304
           56   20-Jan-08  100,232,144.34     296,200.82       3.395
           57   20-Feb-08   97,474,426.64     296,200.82       3.489
           58   20-Mar-08   94,783,794.65     296,200.82       3.586
           59   20-Apr-08   92,158,593.21     296,200.82       3.686
           60   20-May-08   89,597,232.50     296,200.82       3.789
           61   20-Jun-08   87,099,033.82     296,200.82       3.896
           62   20-Jul-08   84,662,089.18     296,200.82       4.005
           63   20-Aug-08   82,284,536.83     296,200.82       4.118
           64   20-Sep-08   79,964,871.85     296,200.82       4.235
           65   20-Oct-08   77,701,662.88     296,200.82       4.356
           66   20-Nov-08   75,493,537.50     296,200.82       4.480
           67   20-Dec-08   73,339,592.13     296,200.82       4.608
           68   20-Jan-09   71,238,268.44     296,200.82       4.740
           69   20-Feb-09   69,188,140.74     296,200.82       4.877
           70   20-Mar-09   67,187,951.79     296,200.82       5.018
           71   20-Apr-09   65,236,490.43     296,200.82       5.164
           72   20-May-09   63,332,580.70     296,200.82       5.314
           73   20-Jun-09   61,475,145.24     296,200.82       5.470
           74   20-Jul-09   59,663,042.71     296,200.82       5.631
           75   20-Aug-09   57,895,147.88     296,200.82       5.797
           76   20-Sep-09   56,170,388.61     296,200.82       5.970
           77   20-Oct-09   54,487,719.95     296,200.82       6.148
           78   20-Nov-09   53,142,018.37              0       0.000
           79   20-Dec-09   51,829,288.26              0       0.000
           80   20-Jan-10   50,548,656.82              0       0.000
           81   20-Feb-10   49,299,253.04              0       0.000
           82   20-Mar-10   48,080,304.41              0       0.000
           83   20-Apr-10   46,891,064.70              0       0.000
           84   20-May-10   45,730,812.06              0       0.000
           85   20-Jun-10   44,599,121.98              0       0.000
           86   20-Jul-10   43,495,179.65              0       0.000
           87   20-Aug-10   42,418,191.41              0       0.000
           88   20-Sep-10   41,367,483.50              0       0.000
           89   20-Oct-10   40,342,409.43              0       0.000
           90   20-Nov-10   39,342,346.13              0       0.000
           91   20-Dec-10   38,366,816.50              0       0.000
           92   20-Jan-11   37,415,150.74              0       0.000
           93   20-Feb-11   36,486,725.57              0       0.000
           94   20-Mar-11   35,580,971.87              0       0.000
           95   20-Apr-11   34,697,339.36              0       0.000
           96   20-May-11   33,835,292.60              0       0.000
           97   20-Jun-11   32,994,312.52              0       0.000
           98   20-Jul-11   32,173,890.37              0       0.000
           99   20-Aug-11   31,373,528.27              0       0.000
          100   20-Sep-11   30,592,740.97              0       0.000
          101   20-Oct-11   29,831,053.60              0       0.000
          102   20-Nov-11   29,088,003.44              0       0.000
          103   20-Dec-11   28,363,241.92              0       0.000
          104   20-Jan-12   27,656,295.44              0       0.000
          105   20-Feb-12   26,966,679.36              0       0.000
          106   20-Mar-12   26,293,963.31              0       0.000
          107   20-Apr-12   25,637,731.03              0       0.000
          108   20-May-12   24,997,580.36              0       0.000
          109   20-Jun-12   24,373,300.54              0       0.000
          110   20-Jul-12   23,764,423.14              0       0.000
          111   20-Aug-12   23,170,496.85              0       0.000
          112   20-Sep-12   22,591,144.70              0       0.000
          113   20-Oct-12   22,026,006.26              0       0.000
          114   20-Nov-12   21,474,734.47              0       0.000
          115   20-Dec-12   20,937,061.88              0       0.000
          116   20-Jan-13   20,412,631.02              0       0.000
          117   20-Feb-13   19,901,084.60              0       0.000
          118   20-Mar-13   19,402,104.12              0       0.000
          119   20-Apr-13   18,915,382.47              0       0.000
          120   20-May-13   18,440,621.46              0       0.000
          121   20-Jun-13   17,977,549.37              0       0.000
          122   20-Jul-13   17,525,875.43              0       0.000
          123   20-Aug-13   17,085,315.29              0       0.000
          124   20-Sep-13   16,655,597.38              0       0.000
          125   20-Oct-13   16,236,457.00              0       0.000
          126   20-Nov-13   15,827,636.64              0       0.000
          127   20-Dec-13   15,428,974.54              0       0.000
          128   20-Jan-14   15,040,195.82              0       0.000
          129   20-Feb-14   14,661,015.05              0       0.000
          130   20-Mar-14   14,291,190.18              0       0.000
          131   20-Apr-14   13,930,487.70              0       0.000
          132   20-May-14   13,578,683.15              0       0.000
          133   20-Jun-14   13,235,735.35              0       0.000
          134   20-Jul-14   12,901,348.15              0       0.000
          135   20-Aug-14   12,575,234.69              0       0.000
          136   20-Sep-14   12,257,178.85              0       0.000
          137   20-Oct-14   11,946,977.54              0       0.000
          138   20-Nov-14   11,644,437.21              0       0.000
          139   20-Dec-14   11,349,391.54              0       0.000
          140   20-Jan-15   11,061,626.28              0       0.000
          141   20-Feb-15   10,780,965.84              0       0.000
          142   20-Mar-15   10,507,239.44              0       0.000
          143   20-Apr-15   10,240,281.21              0       0.000
          144   20-May-15    9,979,927.78              0       0.000
          145   20-Jun-15    9,725,900.92              0       0.000
          146   20-Jul-15    9,478,102.51              0       0.000
          147   20-Aug-15    9,236,432.95              0       0.000
          148   20-Sep-15    9,000,752.15              0       0.000
          149   20-Oct-15    8,770,918.12              0       0.000
          150   20-Nov-15    8,546,789.55              0       0.000
          151   20-Dec-15    8,328,238.68              0       0.000
          152   20-Jan-16    8,115,141.07              0       0.000
          153   20-Feb-16    7,907,349.30              0       0.000
          154   20-Mar-16    7,704,730.09              0       0.000
          155   20-Apr-16    7,507,153.97              0       0.000
          156   20-May-16    7,314,496.18              0       0.000
          157   20-Jun-16    7,126,724.16              0       0.000
          158   20-Jul-16    6,943,674.99              0       0.000
          159   20-Aug-16    6,765,196.08              0       0.000
          160   20-Sep-16    6,591,169.06              0       0.000
          161   20-Oct-16    6,421,481.59              0       0.000
          162   20-Nov-16    6,256,026.28              0       0.000
          163   20-Dec-16    6,094,751.47              0       0.000
          164   20-Jan-17    5,937,531.54              0       0.000
          165   20-Feb-17    5,784,244.04              0       0.000
          166   20-Mar-17    5,634,788.46              0       0.000
          167   20-Apr-17    5,489,068.60              0       0.000
          168   20-May-17    5,346,991.93              0       0.000
          169   20-Jun-17    5,208,532.50              0       0.000
          170   20-Jul-17    5,073,572.54              0       0.000
          171   20-Aug-17    4,941,997.87              0       0.000
          172   20-Sep-17    4,813,720.06              0       0.000
          173   20-Oct-17    4,688,655.56              0       0.000
          174   20-Nov-17    4,566,724.59              0       0.000
          175   20-Dec-17    4,447,858.16              0       0.000
          176   20-Jan-18    4,331,969.27              0       0.000
          177   20-Feb-18    4,218,985.20              0       0.000
          178   20-Mar-18    4,108,835.19              0       0.000
          179   20-Apr-18    4,001,450.71              0       0.000
          180   20-May-18    3,896,764.31              0       0.000
          181   20-Jun-18    3,794,672.62              0       0.000
          182   20-Jul-18    3,695,129.18              0       0.000
          183   20-Aug-18    3,598,087.75              0       0.000
          184   20-Sep-18    3,503,489.64              0       0.000
          185   20-Oct-18    3,411,276.11              0       0.000
          186   20-Nov-18    3,321,388.94              0       0.000
          187   20-Dec-18    3,233,746.90              0       0.000
          188   20-Jan-19    3,148,305.98              0       0.000
          189   20-Feb-19    3,065,022.21              0       0.000
          190   20-Mar-19    2,983,844.22              0       0.000
          191   20-Apr-19    2,904,721.05              0       0.000
          192   20-May-19    2,827,602.31              0       0.000
          193   20-Jun-19    2,752,419.78              0       0.000
          194   20-Jul-19    2,679,134.38              0       0.000
          195   20-Aug-19    2,607,707.43              0       0.000
          196   20-Sep-19    2,538,094.39              0       0.000
          197   20-Oct-19    2,470,251.10              0       0.000
          198   20-Nov-19    2,404,134.07              0       0.000
          199   20-Dec-19    2,339,685.79              0       0.000
          200   20-Jan-20    2,276,871.78              0       0.000
          201   20-Feb-20    2,215,657.96              0       0.000
          202   20-Mar-20    2,156,005.85              0       0.000
          203   20-Apr-20    2,097,877.33              0       0.000
          204   20-May-20    2,041,234.79              0       0.000
          205   20-Jun-20    1,986,030.00              0       0.000
          206   20-Jul-20    1,932,232.51              0       0.000
          207   20-Aug-20    1,879,812.39              0       0.000
          208   20-Sep-20    1,828,736.24              0       0.000
          209   20-Oct-20    1,778,971.06              0       0.000
          210   20-Nov-20    1,730,484.40              0       0.000
          211   20-Dec-20    1,683,235.58              0       0.000
          212   20-Jan-21    1,637,198.02              0       0.000
          213   20-Feb-21    1,592,345.32              0       0.000
          214   20-Mar-21    1,548,648.57              0       0.000
          215   20-Apr-21    1,506,079.31              0       0.000
          216   20-May-21    1,464,609.48              0       0.000
          217   20-Jun-21    1,424,205.45              0       0.000
          218   20-Jul-21    1,384,843.52              0       0.000
          219   20-Aug-21    1,346,500.32              0       0.000
          220   20-Sep-21    1,309,150.85              0       0.000
          221   20-Oct-21    1,272,770.44              0       0.000
          222   20-Nov-21    1,237,334.93              0       0.000
          223   20-Dec-21    1,202,816.04              0       0.000
          224   20-Jan-22    1,169,192.99              0       0.000
          225   20-Feb-22    1,136,445.32              0       0.000
          226   20-Mar-22    1,104,551.37              0       0.000
          227   20-Apr-22    1,073,489.91              0       0.000
          228   20-May-22    1,043,240.05              0       0.000
          229   20-Jun-22    1,013,778.56              0       0.000
          230   20-Jul-22      985,086.94              0       0.000
          231   20-Aug-22      957,151.99              0       0.000
          232   20-Sep-22      929,949.88              0       0.000
          233   20-Oct-22      903,462.22              0       0.000
          234   20-Nov-22      877,671.03              0       0.000
          235   20-Dec-22      852,556.90              0       0.000
          236   20-Jan-23      828,103.69              0       0.000
          237   20-Feb-23      804,295.41              0       0.000
          238   20-Mar-23      781,115.86              0       0.000
          239   20-Apr-23      758,549.22              0       0.000
          240   20-May-23      736,580.00              0       0.000
          241   20-Jun-23      715,190.50              0       0.000
          242   20-Jul-23      694,366.85              0       0.000
          243   20-Aug-23      674,096.06              0       0.000
          244   20-Sep-23      654,364.38              0       0.000
          245   20-Oct-23      635,158.24              0       0.000
          246   20-Nov-23      616,464.35              0       0.000
          247   20-Dec-23      598,265.96              0       0.000
          248   20-Jan-24      580,552.30              0       0.000
          249   20-Feb-24      563,312.59              0       0.000
          250   20-Mar-24      546,535.02              0       0.000
          251   20-Apr-24      530,207.97              0       0.000
          252   20-May-24      514,320.00              0       0.000
          253   20-Jun-24      498,857.01              0       0.000
          254   20-Jul-24      482,577.36              0       0.000
          255   20-Aug-24      467,974.22              0       0.000
          256   20-Sep-24      453,765.94              0       0.000
          257   20-Oct-24      439,942.53              0       0.000
          258   20-Nov-24      426,494.15              0       0.000
          259   20-Dec-24      413,408.91              0       0.000
          260   20-Jan-25      400,678.55              0       0.000
          261   20-Feb-25      388,294.93              0       0.000
          262   20-Mar-25      376,249.34              0       0.000
          263   20-Apr-25      364,533.16              0       0.000
          264   20-May-25      353,137.93              0       0.000
          265   20-Jun-25      342,053.61              0       0.000
          266   20-Jul-25      331,273.01              0       0.000
          267   20-Aug-25      320,789.08              0       0.000
          268   20-Sep-25      310,594.27              0       0.000
          269   20-Oct-25      300,681.15              0       0.000
          270   20-Nov-25      291,042.47              0       0.000
          271   20-Dec-25      281,669.69              0       0.000
          272   20-Jan-26      272,556.59              0       0.000
          273   20-Feb-26      263,697.04              0       0.000
          274   20-Mar-26      255,084.54              0       0.000
          275   20-Apr-26      246,712.72              0       0.000
          276   20-May-26      238,575.32              0       0.000
          277   20-Jun-26      230,665.22              0       0.000
          278   20-Jul-26      222,976.95              0       0.000
          279   20-Aug-26      215,505.18              0       0.000
          280   20-Sep-26      208,244.31              0       0.000
          281   20-Oct-26      201,188.87              0       0.000
          282   20-Nov-26      194,333.47              0       0.000
          283   20-Dec-26      187,672.06              0       0.000
          284   20-Jan-27      181,199.94              0       0.000
          285   20-Feb-27      174,912.49              0       0.000
          286   20-Mar-27      168,804.88              0       0.000
          287   20-Apr-27      162,872.42              0       0.000
          288   20-May-27      157,110.48              0       0.000
          289   20-Jun-27      151,514.02              0       0.000
          290   20-Jul-27      146,078.92              0       0.000
          291   20-Aug-27      140,801.14              0       0.000
          292   20-Sep-27      135,676.56              0       0.000
          293   20-Oct-27      130,701.12              0       0.000
          294   20-Nov-27      125,870.87              0       0.000
          295   20-Dec-27      121,182.64              0       0.000
          296   20-Jan-28      116,631.72              0       0.000
          297   20-Feb-28      112,214.62              0       0.000
          298   20-Mar-28      107,927.80              0       0.000
          299   20-Apr-28      103,767.78              0       0.000
          300   20-May-28       99,731.18              0       0.000
          301   20-Jun-28       95,814.24              0       0.000
          302   20-Jul-28       92,013.92              0       0.000
          303   20-Aug-28       88,327.30              0       0.000
          304   20-Sep-28       84,751.38              0       0.000
          305   20-Oct-28       81,283.17              0       0.000
          306   20-Nov-28       77,919.78              0       0.000
          307   20-Dec-28       74,657.87              0       0.000
          308   20-Jan-29       71,494.94              0       0.000
          309   20-Feb-29       68,428.53              0       0.000
          310   20-Mar-29       65,456.06              0       0.000
          311   20-Apr-29       62,574.98              0       0.000
          312   20-May-29       59,782.81              0       0.000
          313   20-Jun-29       57,076.79              0       0.000
          314   20-Jul-29       54,454.71              0       0.000
          315   20-Aug-29       51,914.45              0       0.000
          316   20-Sep-29       49,453.77              0       0.000
          317   20-Oct-29       47,070.50              0       0.000
          318   20-Nov-29       44,762.52              0       0.000
          319   20-Dec-29       42,527.49              0       0.000
          320   20-Jan-30       40,363.53              0       0.000
          321   20-Feb-30       38,268.78              0       0.000
          322   20-Mar-30       36,241.35              0       0.000
          323   20-Apr-30       34,285.18              0       0.000
          324   20-May-30       32,392.42              0       0.000
          325   20-Jun-30       30,561.10              0       0.000
          326   20-Jul-30       28,789.61              0       0.000
          327   20-Aug-30       27,076.35              0       0.000
          328   20-Sep-30       25,419.71              0       0.000
          329   20-Oct-30       23,818.09              0       0.000
          330   20-Nov-30       22,269.94              0       0.000
          331   20-Dec-30       20,773.66              0       0.000
          332   20-Jan-31       19,327.82              0       0.000
          333   20-Feb-31       17,931.05              0       0.000
          334   20-Mar-31       16,581.97              0       0.000
          335   20-Apr-31       15,279.23              0       0.000
          336   20-May-31       14,096.57              0       0.000
          337   20-Jun-31       12,954.51              0       0.000
          338   20-Jul-31       11,859.87              0       0.000
          339   20-Aug-31       10,803.28              0       0.000
          340   20-Sep-31        9,783.65              0       0.000
          341   20-Oct-31        8,799.92              0       0.000
          342   20-Nov-31        7,887.83              0       0.000
          343   20-Dec-31        7,046.62              0       0.000
          344   20-Jan-32        6,235.22              0       0.000
          345   20-Feb-32        5,452.80              0       0.000
          346   20-Mar-32        4,711.49              0       0.000
          347   20-Apr-32        3,996.98              0       0.000
          348   20-May-32        3,389.91              0       0.000
          349   20-Jun-32        2,804.76              0       0.000
          350   20-Jul-32        2,240.91              0       0.000
          351   20-Aug-32        1,717.84              0       0.000
          352   20-Sep-32        1,216.83              0       0.000
          353   20-Oct-32          740.56              0       0.000
          354   20-Nov-32          285.77              0       0.000
          355   20-Dec-32           85.24              0       0.000
          356   20-Jan-33           26.75              0       0.000
          357   20-Feb-33            4.68              0       0.000
          358   20-Mar-33            0.84              0       0.000
          359   20-Apr-33               0              0       0.000

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their
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

GSAMP2003HE1 - COLLATERAL CASHFLOW WITH TRIGGER NOT WORKING

SCENARIO 3

Prepayment Speed: 10CPR ramp over 12month to 25 CPR, then remain at 25CPR Loss Assumption: 100% Sev, Adv 100%, 0 month Recovery lag


Period        Date        Balance           Net Loss       Equv. CDR
Total                                        26,474,094.09

            0   28-May-03    435,589,435.49              0
            1   20-Jun-03    431,461,492.44              0        0.000
            2   20-Jul-03    426,826,962.92              0        0.000
            3   20-Aug-03    421,694,723.44              0        0.000
            4   20-Sep-03    416,075,503.21              0        0.000
            5   20-Oct-03    409,981,866.33              0        0.000
            6   20-Nov-03    403,428,182.95              0        0.000
            7   20-Dec-03    396,430,589.30              0        0.000
            8   20-Jan-04    389,006,936.44              0        0.000
            9   20-Feb-04    381,089,678.57      87,117.89        0.268
           10   20-Mar-04    372,788,824.58      87,117.89        0.274
           11   20-Apr-04    364,083,636.86     130,676.83        0.420
           12   20-May-04    355,042,884.70     130,676.83        0.430
           13   20-Jun-04    346,025,481.34     326,692.08        1.099
           14   20-Jul-04    337,226,800.84     326,692.08        1.127
           15   20-Aug-04    328,641,575.46     326,692.08        1.156
           16   20-Sep-04    320,264,663.75     326,692.08        1.186
           17   20-Oct-04    312,091,210.72     326,692.08        1.217
           18   20-Nov-04    304,116,266.63     326,692.08        1.249
           19   20-Dec-04    296,341,213.04     326,692.08        1.281
           20   20-Jan-05    288,760,175.84     326,692.08        1.315
           21   20-Feb-05    281,364,284.06     326,692.08        1.349
           22   20-Mar-05    274,147,765.12     326,692.08        1.384
           23   20-Apr-05    267,106,424.75     326,692.08        1.421
           24   20-May-05    260,235,979.29     326,692.08        1.458
           25   20-Jun-05    253,392,533.35     471,888.55        2.154
           26   20-Jul-05    246,718,071.41     471,888.55        2.212
           27   20-Aug-05    240,206,038.49     471,888.55        2.271
           28   20-Sep-05    233,851,961.87     471,888.55        2.332
           29   20-Oct-05    227,652,129.60     471,888.55        2.395
           30   20-Nov-05    221,602,862.09     471,888.55        2.459
           31   20-Dec-05    215,704,066.29     471,888.55        2.526
           32   20-Jan-06    209,950,348.23     471,888.55        2.594
           33   20-Feb-06    204,337,773.70     471,888.55        2.664
           34   20-Mar-06    198,862,566.53     471,888.55        2.736
           35   20-Apr-06    193,520,523.59     471,888.55        2.811
           36   20-May-06    188,308,127.20     471,888.55        2.887
           37   20-Jun-06    183,261,106.85     435,589.44        2.741
           38   20-Jul-06    178,338,020.33     435,589.44        2.815
           39   20-Aug-06    173,534,742.90     435,589.44        2.892
           40   20-Sep-06    168,848,212.54     435,589.44        2.971
           41   20-Oct-06    164,275,463.57     435,589.44        3.052
           42   20-Nov-06    159,813,718.07     435,589.44        3.136
           43   20-Dec-06    155,462,132.36     435,589.44        3.222
           44   20-Jan-07    151,217,138.86     435,589.44        3.311
           45   20-Feb-07    147,075,405.49     435,589.44        3.402
           46   20-Mar-07    143,034,327.11     435,589.44        3.497
           47   20-Apr-07    139,091,396.08     435,589.44        3.594
           48   20-May-07    135,244,227.75     435,589.44        3.694
           49   20-Jun-07    131,778,974.20     148,100.41        1.306
           50   20-Jul-07    128,398,526.49     148,100.41        1.340
           51   20-Aug-07    125,100,297.31     148,100.41        1.375
           52   20-Sep-07    121,882,203.07     148,100.41        1.411
           53   20-Oct-07    118,742,258.45     148,100.41        1.448
           54   20-Nov-07    115,678,561.85     148,100.41        1.486
           55   20-Dec-07    112,690,325.35     148,100.41        1.526
           56   20-Jan-08    109,775,240.68     148,100.41        1.566
           57   20-Feb-08    106,931,092.32     148,100.41        1.607
           58   20-Mar-08    104,156,088.33     148,100.41        1.649
           59   20-Apr-08    101,448,519.78     148,100.41        1.693
           60   20-May-08     98,806,746.71     148,100.41        1.738
           61   20-Jun-08     96,230,132.51     148,100.41        1.784
           62   20-Jul-08     93,716,683.15     148,100.41        1.831
           63   20-Aug-08     91,264,450.55     148,100.41        1.880
           64   20-Sep-08     88,871,877.60     148,100.41        1.930
           65   20-Oct-08     86,537,485.79     148,100.41        1.982
           66   20-Nov-08     84,259,859.25     148,100.41        2.034
           67   20-Dec-08     82,038,103.36     148,100.41        2.089
           68   20-Jan-09     79,870,590.22     148,100.41        2.145
           69   20-Feb-09     77,755,836.07     148,100.41        2.203
           70   20-Mar-09     75,692,542.65     148,100.41        2.262
           71   20-Apr-09     73,679,460.60     148,100.41        2.323
           72   20-May-09     71,715,377.41     148,100.41        2.386
           73   20-Jun-09     69,799,189.52     148,100.41        2.450
           74   20-Jul-09     67,929,718.28     148,100.41        2.517
           75   20-Aug-09     66,105,800.24     148,100.41        2.585
           76   20-Sep-09     64,326,329.43     148,100.41        2.656
           77   20-Oct-09     62,590,227.98     148,100.41        2.728
           78   20-Nov-09     60,957,366.85      87,117.89        1.658
           79   20-Dec-09     59,364,531.63      87,117.89        1.702
           80   20-Jan-10     57,810,667.90      87,117.89        1.747
           81   20-Feb-10     56,294,725.08      87,117.89        1.793
           82   20-Mar-10     54,815,766.63      87,117.89        1.841
           83   20-Apr-10     53,372,887.42      87,117.89        1.891
           84   20-May-10     51,965,211.48      87,117.89        1.941
           85   20-Jun-10     50,592,201.26      87,117.89        1.993
           86   20-Jul-10     49,252,877.37      87,117.89        2.047
           87   20-Aug-10     47,946,286.40      87,117.89        2.102
           88   20-Sep-10     46,671,612.26      87,117.89        2.159
           89   20-Oct-10     45,428,071.12      87,117.89        2.217
           90   20-Nov-10     44,214,906.87      87,117.89        2.277
           91   20-Dec-10     43,031,528.51      87,117.89        2.339
           92   20-Jan-11     41,877,129.92      87,117.89        2.403
           93   20-Feb-11     40,750,958.88      87,117.89        2.468
           94   20-Mar-11     39,652,325.18      87,117.89        2.535
           95   20-Apr-11     38,580,561.01      87,117.89        2.605
           96   20-May-11     37,535,016.44      87,117.89        2.676
           97   20-Jun-11     36,558,567.48      43,558.94        1.384
           98   20-Jul-11     35,606,007.30      43,558.94        1.420
           99   20-Aug-11     34,676,757.55      43,558.94        1.458
          100   20-Sep-11     33,770,254.53      43,558.94        1.497
          101   20-Oct-11     32,885,946.68      43,558.94        1.537
          102   20-Nov-11     32,023,296.53      43,558.94        1.578
          103   20-Dec-11     31,181,892.74      43,558.94        1.620
          104   20-Jan-12     30,361,186.99      43,558.94        1.663
          105   20-Feb-12     29,560,619.69      43,558.94        1.708
          106   20-Mar-12     28,779,691.57      43,558.94        1.754
          107   20-Apr-12     28,017,919.56      43,558.94        1.801
          108   20-May-12     27,274,836.71      43,558.94        1.850
          109   20-Jun-12     26,550,185.25      43,558.94        1.900
          110   20-Jul-12     25,843,426.94      43,558.94        1.951
          111   20-Aug-12     25,154,043.27      43,558.94        2.004
          112   20-Sep-12     24,481,597.43      43,558.94        2.058
          113   20-Oct-12     23,825,671.29      43,558.94        2.114
          114   20-Nov-12     23,185,861.90      43,558.94        2.172
          115   20-Dec-12     22,561,852.86      43,558.94        2.231
          116   20-Jan-13     21,953,231.12      43,558.94        2.292
          117   20-Feb-13     21,359,584.76      43,558.94        2.355
          118   20-Mar-13     20,780,544.32      43,558.94        2.420
          119   20-Apr-13     20,215,753.27      43,558.94        2.487
          120   20-May-13     19,664,865.33      43,558.94        2.555
          121   20-Jun-13     19,127,563.06      43,558.94        2.626
          122   20-Jul-13     18,603,509.38      43,558.94        2.699
          123   20-Aug-13     18,092,374.76      43,558.94        2.774
          124   20-Sep-13     17,593,843.92      43,558.94        2.851
          125   20-Oct-13     17,107,609.56      43,558.94        2.931
          126   20-Nov-13     16,633,372.63      43,558.94        3.013
          127   20-Dec-13     16,170,935.26      43,558.94        3.098
          128   20-Jan-14     15,719,981.14      43,558.94        3.185
          129   20-Feb-14     15,280,183.90      43,558.94        3.275
          130   20-Mar-14     14,851,263.41      43,558.94        3.368
          131   20-Apr-14     14,432,949.16      43,558.94        3.463
          132   20-May-14     14,024,980.79      43,558.94        3.562
          133   20-Jun-14     13,627,287.63      43,558.94        3.664
          134   20-Jul-14     13,239,535.90      43,558.94        3.769
          135   20-Aug-14     12,861,402.84      43,558.94        3.877
          136   20-Sep-14     12,492,639.43      43,558.94        3.989
          137   20-Oct-14     12,133,010.76      43,558.94        4.105
          138   20-Nov-14     11,782,292.39      43,558.94        4.224
          139   20-Dec-14     11,440,288.11      43,558.94        4.347
          140   20-Jan-15     11,106,753.93      43,558.94        4.475
          141   20-Feb-15     10,781,485.69      43,558.94        4.606
          142   20-Mar-15     10,464,284.75      43,558.94        4.742
          143   20-Apr-15     10,154,957.99      43,558.94        4.882
          144   20-May-15      9,853,315.42      43,558.94        5.028
          145   20-Jun-15      9,559,054.54      43,558.94        5.178
          146   20-Jul-15      9,272,051.86      43,558.94        5.333
          147   20-Aug-15      8,992,182.42      43,558.94        5.494
          148   20-Sep-15      8,719,281.86      43,558.94        5.661
          149   20-Oct-15      8,453,184.54      43,558.94        5.833
          150   20-Nov-15      8,193,726.14      43,558.94        6.011
          151   20-Dec-15      7,940,755.98      43,558.94        6.196
          152   20-Jan-16      7,694,127.10      43,558.94        6.388
          153   20-Feb-16      7,453,671.24      43,558.94        6.586
          154   20-Mar-16      7,219,234.45      43,558.94        6.792
          155   20-Apr-16      6,990,667.09      43,558.94        7.005
          156   20-May-16      6,767,824.64      43,558.94        7.226
          157   20-Jun-16      6,550,648.62      43,558.94        7.456
          158   20-Jul-16      6,338,959.88      43,558.94        7.694
          159   20-Aug-16      6,132,590.19      43,558.94        7.941
          160   20-Sep-16      5,931,403.74      43,558.94        8.198
          161   20-Oct-16      5,735,271.01      43,558.94        8.465
          162   20-Nov-16      5,544,067.66      43,558.94        8.743
          163   20-Dec-16      5,357,719.49      43,558.94        9.031
          164   20-Jan-17      5,176,086.87      43,558.94        9.332
          165   20-Feb-17      4,999,034.13      43,558.94        9.644
          166   20-Mar-17      4,826,445.81      43,558.94        9.969
          167   20-Apr-17      4,658,210.96      43,558.94       10.308
          168   20-May-17      4,494,222.49      43,558.94       10.662
          169   20-Jun-17      4,334,430.11      43,558.94       11.030
          170   20-Jul-17      4,178,706.13      43,558.94       11.415
          171   20-Aug-17      4,026,927.23      43,558.94       11.816
          172   20-Sep-17      3,878,992.64      43,558.94       12.235
          173   20-Oct-17      3,734,806.32      43,558.94       12.673
          174   20-Nov-17      3,594,276.06      43,558.94       13.132
          175   20-Dec-17      3,457,318.90      43,558.94       13.612
          176   20-Jan-18      3,323,838.33      43,558.94       14.114
          177   20-Feb-18      3,193,749.87      43,558.94       14.641
          178   20-Mar-18      3,066,971.28      43,558.94       15.193
          179   20-Apr-18      2,943,422.67      43,558.94       15.773
          180   20-May-18      2,823,025.63      43,558.94       16.382
          181   20-Jun-18      2,705,676.29      43,558.94       17.023
          182   20-Jul-18      2,591,313.59      43,558.94       17.697
          183   20-Aug-18      2,479,876.75      43,558.94       18.407
          184   20-Sep-18      2,371,296.46      43,558.94       19.156
          185   20-Oct-18      2,265,504.04      43,558.94       19.947
          186   20-Nov-18      2,162,431.80      43,558.94       20.782
          187   20-Dec-18      2,061,997.66      43,558.94       21.666
          188   20-Jan-19      1,964,145.17      43,558.94       22.602
          189   20-Feb-19      1,868,818.20      43,558.94       23.595
          190   20-Mar-19      1,775,956.33      43,558.94       24.649
          191   20-Apr-19      1,685,500.04      43,558.94       25.769
          192   20-May-19      1,597,390.86      43,558.94       26.963
          193   20-Jun-19      1,511,560.81      43,558.94       28.235
          194   20-Jul-19      1,427,959.74      43,558.94       29.594
          195   20-Aug-19      1,346,543.29      43,553.89       31.044
          196   20-Sep-19      1,267,264.31      43,542.70       32.595
          197   20-Oct-19      1,190,060.16      43,542.70       34.267
          198   20-Nov-19      1,114,880.42      43,542.70       36.065
          199   20-Dec-19      1,041,668.72      43,542.70       38.002
          200   20-Jan-20        970,380.77      43,542.70       40.094
          201   20-Feb-20        900,972.82      43,542.70       42.358
          202   20-Mar-20        833,399.65      43,542.70       44.812
          203   20-Apr-20        767,616.86      43,542.70       47.478
          204   20-May-20        703,580.95      43,542.70       50.379
          205   20-Jun-20        641,245.32      43,542.70       53.542
          206   20-Jul-20        580,570.89      43,542.70       56.994
          207   20-Aug-20        521,519.15      43,542.70       60.762
          208   20-Sep-20        464,050.97      43,542.70       64.874
          209   20-Oct-20        408,128.04      43,542.70       69.345
          210   20-Nov-20        353,712.88      43,542.70       74.175
          211   20-Dec-20        300,766.93      43,542.70       79.328
          212   20-Jan-21        249,447.48      43,350.64       84.552
          213   20-Feb-21        200,311.29      42,612.20       89.438
          214   20-Mar-21        155,853.80      39,272.38       92.710
          215   20-Apr-21        119,467.50      32,451.50       93.929
          216   20-May-21         90,140.93      26,198.32       94.873
          217   20-Jun-21         61,620.91      26,177.35       98.370
          218   20-Jul-21         33,871.61      26,175.15       99.869
          219   20-Aug-21          7,016.07      26,044.99      100.000
          220   20-Sep-21                 0       7,016.07      100.000

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the
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material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in
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disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                   Forward Curve

                  1mL         6mL

            1     1.31777     1.22351
            2     1.27283     1.19948
            3     1.21875     1.18741
            4     1.19588     1.18754
            5     1.16945     1.19940
            6     1.14932     1.22537
            7     1.17196     1.26025
            8     1.19794     1.30724
            9     1.22213     1.36743
           10     1.27089     1.43327
           11     1.31643     1.51095
           12     1.36705     1.59377
           13     1.45053     1.68455
           14     1.54081     1.78090
           15     1.62385     1.88604
           16     1.72462     1.98079
           17     1.82482     2.07468
           18     1.91610     2.16443
           19     2.01044     2.25633
           20     2.18350     2.35114
           21     2.18961     2.41933
           22     2.27704     2.50746
           23     2.36949     2.59166
           24     2.45782     2.67267
           25     2.53521     2.75283
           26     2.61477     2.83575
           27     2.69893     2.90864
           28     2.78408     2.98563
           29     2.86165     3.05076
           30     2.93415     3.11096
           31     3.00437     3.16987
           32     3.06890     3.22910
           33     3.13247     3.28550
           34     3.18719     3.34857
           35     3.23461     3.40768
           36     3.28041     3.46838
           37     3.34045     3.53478
           38     3.41162     3.59596
           39     3.47851     3.65380
           40     3.54329     3.71111
           41     3.60285     3.75840
           42     3.66090     3.80390
           43     3.71168     3.84695
           44     3.75842     3.88572
           45     3.80472     3.92519
           46     3.84264     3.96873
           47     3.87679     4.00715
           48     3.90838     4.04909
           49     3.94639     4.09479
           50     3.99497     4.13885
           51     4.04451     4.18295
           52     4.09011     4.22799
           53     4.13310     4.26618
           54     4.17695     4.30620
           55     4.21735     4.34562
           56     4.25677     4.38415
           57     4.29630     4.42649
           58     4.33115     4.47262
           59     4.36573     4.51849
           60     4.39971     4.56714
           61     4.44634     4.61240
           62     4.50310     4.65450
           63     4.55470     4.69238
           64     4.60029     4.72094
           65     4.64009     4.74252
           66     4.67098     4.75997
           67     4.69585     4.76867
           68     4.71632     4.77380
           69     4.72776     4.77662
           70     4.73319     4.77889
           71     4.73457     4.78319
           72     4.72658     4.78832
           73     4.72534     4.79787
           74     4.73370     4.80994
           75     4.74233     4.82490
           76     4.75410     4.84079
           77     4.76740     4.85695
           78     4.78193     4.87753
           79     4.79825     4.89786
           80     4.81755     4.92179
           81     4.83736     4.94794
           82     4.85748     4.97439
           83     4.88199     5.00327
           84     4.90628     5.02813
           85     4.93597     5.05353
           86     4.96697     5.07703
           87     4.99372     5.09510
           88     5.01917     5.11096
           89     5.03768     5.12155
           90     5.05505     5.13089
           91     5.06935     5.13589
           92     5.07839     5.13829
           93     5.08570     5.13766
           94     5.08796     5.13622
           95     5.08917     5.13641
           96     5.08565     5.13545
           97     5.08112     5.13799
           98     5.07614     5.14290
           99     5.07744     5.15226
          100     5.08153     5.16682
          101     5.08750     5.18016
          102     5.09850     5.19931
          103     5.11257     5.22166
          104     5.12947     5.24804
          105     5.15276     5.27557
          106     5.17435     5.30704
          107     5.20122     5.33436
          108     5.23151     5.36179
          109     5.26410     5.38872
          110     5.29288     5.41067
          111     5.32138     5.43140
          112     5.34400     5.44978
          113     5.36486     5.46273
          114     5.38450     5.47542
          115     5.39921     5.48546
          116     5.41307     5.49162
          117     5.42444     5.49508
          118     5.43016     5.49746
          119     5.43696     5.50061
          120     5.44031     5.50311
          121     5.43701     5.50788
          122     5.43491     5.51689
          123     5.43761     5.53297
          124     5.44324     5.54876
          125     5.45391     5.56915
          126     5.46962     5.59663
          127     5.48894     5.62873
          128     5.51621     5.66621
          129     5.54303     5.71104
          130     5.57358     5.75998
          131     5.61118     5.80976
          132     5.65381     5.86007
          133     5.71124     5.90284
          134     5.77384     5.93777
          135     5.82647     5.96315
          136     5.86771     5.97428
          137     5.89785     5.97386
          138     5.91351     5.96201
          139     5.91945     5.94012
          140     5.91474     5.90694
          141     5.89494     5.86295
          142     5.86744     5.82068
          143     5.82954     5.77961
          144     5.77570     5.73645
          145     5.72156     5.70688
          146     5.67207     5.68399
          147     5.63293     5.67205
          148     5.60697     5.67201
          149     5.58982     5.68029
          150     5.58303     5.70091
          151     5.58703     5.73132
          152     5.60272     5.77214
          153     5.62737     5.80945
          154     5.66128     5.84998
          155     5.70725     5.88948
          156     5.76291     5.92310
          157     5.81090     5.95326
          158     5.83473     5.97974
          159     5.86116     6.00532
          160     5.88806     6.03406
          161     5.91190     6.05603
          162     5.93746     6.07979
          163     5.96258     6.10399
          164     5.98650     6.13295
          165     6.01381     6.16376
          166     6.03411     6.20016
          167     6.05673     6.23840
          168     6.07975     6.27545
          169     6.12209     6.31411
          170     6.17370     6.34219
          171     6.21769     6.36314
          172     6.25247     6.37502
          173     6.27658     6.37418
          174     6.29362     6.36564
          175     6.29633     6.34531
          176     6.29402     6.32164
          177     6.28081     6.29273
          178     6.25483     6.26084
          179     6.22616     6.23569
          180     6.18539     6.20964
          181     6.14947     6.18783
          182     6.12920     6.16764
          183     6.11082     6.14904
          184     6.08945     6.12849
          185     6.07189     6.11048
          186     6.05420     6.09281
          187     6.03458     6.07406
          188     6.01807     6.05737
          189     6.00049     6.03960
          190     5.98135     6.02183
          191     5.96725     6.00780
          192     5.95056     5.99096
          193     5.93276     5.97392
          194     5.91774     5.95922
          195     5.90271     5.94503
          196     5.88605     5.92823
          197     5.87116     5.91345
          198     5.85679     5.89995
          199     5.84176     5.88481
          200     5.82870     5.87143
          201     5.81171     5.85583
          202     5.79943     5.84395
          203     5.78771     5.83218
          204     5.77233     5.81800
          205     5.76137     5.80724
          206     5.74894     5.79477
          207     5.73540     5.78251
          208     5.72463     5.77197
          209     5.71286     5.75987
          210     5.70113     5.74921
          211     5.69033     5.73864
          212     5.68036     5.72894
          213     5.66891     5.71832
          214     5.65842     5.70895
          215     5.65055     5.70199
          216     5.63971     5.69141
          217     5.63153     5.68384
          218     5.62246     5.67571
          219     5.61340     5.66695
          220     5.60612     5.65971
          221     5.59592     5.65010
          222     5.58976     5.64459
          223     5.58252     5.63738
          224     5.57409     5.63094
          225     5.56823     5.62476
          226     5.56061     5.61882
          227     5.55585     5.61513
          228     5.54946     5.60910
          229     5.54489     5.60461
          230     5.53740     5.59889
          231     5.53377     5.59567
          232     5.52927     5.59272
          233     5.52353     5.58698
          234     5.52027     5.58376
          235     5.51632     5.58024
          236     5.51232     5.57699
          237     5.51057     5.57187
          238     5.50465     5.56406
          239     5.50302     5.55838
          240     5.50112     5.55012
          241     5.49508     5.54069
          242     5.48230     5.52816
          243     5.47194     5.51830
          244     5.46052     5.50785
          245     5.44902     5.49607
          246     5.43895     5.48599
          247     5.42612     5.47453
          248     5.41705     5.46538
          249     5.40685     5.45486
          250     5.39424     5.44382
          251     5.38615     5.43585
          252     5.37616     5.42572
          253     5.36505     5.41541
          254     5.35600     5.40667
          255     5.34702     5.39850
          256     5.33660     5.38784
          257     5.32743     5.37841
          258     5.31864     5.36987
          259     5.30921     5.36091
          260     5.30146     5.35237
          261     5.29024     5.34182
          262     5.28236     5.33486
          263     5.27535     5.32802
          264     5.26691     5.31997
          265     5.25836     5.31128
          266     5.25048     5.30350
          267     5.24300     5.29637
          268     5.23515     5.28833
          269     5.22771     5.27990
          270     5.21916     5.27241
          271     5.21250     5.26524
          272     5.20600     5.25849
          273     5.19815     5.25114
          274     5.19091     5.24412
          275     5.18608     5.23873
          276     5.17767     5.23103
          277     5.17259     5.22562
          278     5.16650     5.21888
          279     5.15928     5.21207
          280     5.15416     5.20682
          281     5.14824     5.19991
          282     5.14221     5.19425
          283     5.13678     5.18835
          284     5.13176     5.18314
          285     5.12645     5.17759
          286     5.12044     5.17189
          287     5.11703     5.16854
          288     5.11115     5.16208
          289     5.10730     5.15795
          290     5.10272     5.15335
          291     5.09801     5.14801
          292     5.09474     5.14382
          293     5.08888     5.13844
          294     5.08618     5.13480
          295     5.08264     5.13026
          296     5.07795     5.12558
          297     5.07525     5.12062
          298     5.07187     5.11457
          299     5.06803     5.10775
          300     5.06545     5.10087
          301     5.06078     5.09345
          302     5.05196     5.08361
          303     5.04512     5.07601
          304     5.03739     5.06775
          305     5.02950     5.05872
          306     5.02285     5.05072
          307     5.01372     5.04137
          308     5.00770     5.03475
          309     5.00058     5.02658
          310     4.99215     5.01871
          311     4.98611     5.01194
          312     4.97921     5.00455
          313     4.97261     4.99771
          314     4.96540     4.98983
          315     4.95941     4.98297
          316     4.95122     4.97483
          317     4.94513     4.96796
          318     4.93913     4.96140
          319     4.93163     4.95428
          320     4.92598     4.94793
          321     4.91953     4.94101
          322     4.91246     4.93466
          323     4.90747     4.92927
          324     4.90147     4.92266
          325     4.89442     4.91596
          326     4.88897     4.91043
          327     4.88363     4.90527
          328     4.87704     4.89842
          329     4.87138     4.89228
          330     4.86603     4.88696
          331     4.86009     4.88133
          332     4.85536     4.87597
          333     4.84850     4.86947
          334     4.84315     4.86498
          335     4.83898     4.86100
          336     4.83366     4.85613
          337     4.82817     4.85063
          338     4.82316     4.84589
          339     4.81846     4.84174
          340     4.81343     4.83680
          341     4.80873     4.83172
          342     4.80297     4.82709
          343     4.79873     4.82300
          344     4.79464     4.81912
          345     4.78936     4.81457
          346     4.78469     4.81064
          347     4.78122     4.80797
          348     4.77591     4.80297
          349     4.77234     4.79998
          350     4.76807     4.79661
          351     4.76362     4.79255
          352     4.76038     4.78950
          353     4.75483     4.78464
          354     4.75199     4.78253
          355     4.74835     4.77915
          356     4.74366     4.77590
          357     4.74066     4.77188
          358     4.73623     4.76718
          359     4.73374     4.76319
          360     4.72997     4.75679
          361     4.72535     4.75057